UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

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The Charles Schwab Corporation
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2026 Proxy Statement

NEW YORK STOCK EXCHANG

charles SCHWAB

CORPORATION

2026 Proxy Statement

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

April 6, 2026

Dear Fellow Stockholders,

We cordially invite you to attend our 2026 Annual Meeting of Stockholders to be held on May 21, 2026, at 11 a.m. Central Time. The annual meeting will be held via the internet at www.proxydocs.com/SCHW. Please follow the registration instructions as outlined in this proxy statement to attend the meeting virtually via the internet.

At the annual meeting, we will conduct the items of business outlined in this proxy statement. We also will report on our corporate performance in 2025 and answer questions.

Your vote is important. We encourage you to read this proxy statement carefully and to vote your shares as soon as possible, even if you plan to attend the meeting. Voting instructions are contained on the proxy card or voting instruction form that you received with this proxy statement.

We look forward to your participation.

Sincerely,

CHARLES R. SCHWAB	WALTER W. BETTINGER II
CO-CHAIRMAN	CO-CHAIRMAN

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Notice of 2026 Annual Meeting of Stockholders

Date May 21, 2026	Time 11 a.m. Central Time	Location www.proxydocs.com/SCHW

Agenda

1. Elect four directors to three-year terms;

2. Vote to ratify the selection of independent auditors;

3. Vote for the approval, on an advisory basis, of compensation of named executive officers;

4. Vote for approval of amendments to the Certificate of Incorporation and Bylaws to declassify the Board of Directors; and

5. Consider any other business properly coming before the meeting.

Stockholders who owned shares of our voting common stock at the close of business on March 23, 2026 are entitled to attend and vote at the meeting and any adjournment or postponement of the meeting. A complete list of registered stockholders will be available during the ten days prior to the meeting at our principal executive offices at 3000 Schwab Way, Westlake, Texas 76262.

By Order of the Board of Directors,

PETER J. MORGAN III

Managing Director, General Counsel and Corporate Secretary

IMPORTANT NOTICE

Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 21, 2026. The proxy statement and annual report to security holders are available in the “Investor Relations” section of our website at www.aboutschwab.com.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	i

Proxy Statement Summary

The Board of Directors (the board) of The Charles Schwab Corporation (the company) is making the solicitation for proxies to be voted at the 2026 Annual Meeting of Stockholders to be held on May 21, 2026 (the annual meeting). These proxy materials were first made available to stockholders on or about April 6, 2026.

This summary highlights information contained in the proxy statement. This summary does not contain all of the information that you should consider, and you should review all of the information contained in the proxy statement before voting.

Annual Meeting of Stockholders

Date & Time May 21, 2026 at 11 a.m. CT	Record Date March 23, 2026	Location www.proxydocs.com/SCHW

Voting: Stockholders as of the record date are entitled to vote. Each share of voting common stock is entitled to one vote.

Attending the Meeting: Please follow the meeting attendance instructions contained in the proxy statement on page 75.

Voting Proposals

Proposal	Board Recommendation	Page

Election of Directors

Marianne C. Brown	FOR	20

Frank C. Herringer	FOR	24

Richard A. Wurster	FOR	30

Carolyn Schwab-Pomerantz	FOR	28

Ratification of Independent Auditors	FOR	35

Advisory Approval of Named Executive Officer Compensation	FOR	38

Approval of Amendments to the Certificate of Incorporation and Bylaws to Declassify the Board of Directors	FOR	73

HOW TO VOTE

Internet	Telephone	Mail	During the Meeting
Visit www.proxydocs.com/SCHW and follow the instructions on the website.	Call (866) 485-0358 and follow the instructions on your proxy card or your voting instruction form.	Sign, date and mail your proxy card or your voting instruction form.	While we encourage you to vote before the meeting, stockholders may vote online during the meeting by following the instructions on page 75.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	1

  PROXY STATEMENT SUMMARY

Director Nominees

We ask that you vote for the election of Marianne C. Brown, Frank C. Herringer, Richard A. Wurster, and Carolyn Schwab-Pomerantz. The following table provides summary information on these nominees. Complete biographical information is contained in the proxy statement.

Name	Age	Director Since	Occupation	Skills	Independent	Committees

Marianne C. Brown	67	2020	Former Co-Chief Operating Officer of Fidelity National Information Services, Inc.	Public company knowledge and financial technology expertise		Risk

Frank C. Herringer	83	1996	Retired Chairman and Chief Executive Officer, Transamerica Corporation (Transamerica)	Public company knowledge and leadership experience		Compensation, Nominating and Corporate Governance

Richard A. Wurster	53	2025	President and Chief Executive Officer of The Charles Schwab Corporation	Public company knowledge and leadership experience		—

Carolyn Schwab-Pomerantz	66	2022	Former Chair and President of Charles Schwab Foundation	Financial services industry experience		Risk

Independent Auditors

We ask that you ratify the appointment of Deloitte & Touche LLP (Deloitte) as the company’s independent registered public accounting firm for the 2026 fiscal year. While the Audit Committee has the sole authority to retain the independent auditors, we are asking for your ratification as part of the Audit Committee’s evaluation process of the independent registered public accounting firm for the next fiscal year.

Fees for services provided by Deloitte and the member firms of Deloitte Touche Tohmatsu Limited in the last two fiscal years were:

	2025	2024

Audit Fees	$11,833,000	$11,598,350

Audit-Related Fees	2,447,000	2,422,900

Tax Fees	25,000	31,500

All Other Fees	15,402	4,600

Total	$14,320,402	$14,057,350

2	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROXY STATEMENT SUMMARY

Recognition and Awards

We are honored to be the recipients of a number of awards and recognitions, including those listed below

▪	StockBrokers.com recognized the company as Best Overall Broker for the second consecutive year in 2025 in its 2026 Annual Awards.

▪

For the third year in a row, U.S News & World Report recognized the company as the Best Investing Platform Overall in its 2025 U.S News Money Awards, as well as best platform for stock, options, and forex trading.

▪	For the 13th year, Investor’s Business Daily recognized the company as a Best Online Broker in its 2026 rankings.

▪	Newsweek recognized Charles Schwab for America’s Best Customer Service 2025 in its 2025 rankings.

▪	For the seventh year in a row, Charles Schwab Bank, SSB (CSB) ranked #1 in J.D. Power’s U.S. Direct Banking Satisfaction Study.

▪	Kiplinger recognized the company as #1 in education and service for 2025.

▪

The company ranked #1 in the Advanced Trading, Ease of Use, Customer Service, Stock Research, Mobile Trading Apps and High Net Worth Investors categories of StockBrokers.com 2026 Broker Industry Award rankings.

▪	For the ninth year in a row, Points of Light, the world’s largest organization dedicated to volunteer service, recognized the company as one of America’s 50 most community-minded companies.

Company Strategy

The company’s strategy emphasizes placing clients’ perspectives, needs, and desires at the forefront by seeing the business through clients’ eyes. Because investing plays a fundamental role in building financial security, the company strives to deliver a better investing experience for its clients – individual investors and the people and institutions who serve them – by disrupting longstanding industry practices on their behalf and providing superior service. In pursuing this strategy, the company:

▪	offers a broad range of products and solutions to meet client needs with a focus on transparency, value, service, and trust;

▪	combines its scale and resources with ongoing expense discipline to keep operating costs low and ensure that products and solutions are affordable as well as responsive to client needs; and

▪	seeks to build stockholder value over time.

The company’s “Through Clients’ Eyes” strategy is based on the principle that developing trusted relationships will translate into more assets from both new and existing clients, ultimately driving more revenue and, along with expense discipline and thoughtful capital management, will generate earnings growth and build long-term stockholder value.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	3

  PROXY STATEMENT SUMMARY

2025 Company Performance Highlights

In pursuing the “Through Clients’ Eyes” strategy, the company achieved the following performance results for 2025:

Total Client Assets $11.9 trillion 18% increase year-over-year	Net Income $8.9 billion	Active Brokerage Accounts 38.5 million 6% increase year-over-year

Diluted EPS $4.65 Adjusted Diluted EPS(1) $4.87	ROCE 21% ROTCE(1) 38%	Core Net New Assets $519.4 billion 42% increase year-over-year

(1)

For reconciliation of our results as reported under U.S. generally accepted accounting practices (GAAP) to non-GAAP financial measures, including diluted earnings per common share (EPS) to adjusted diluted EPS and return on average common stockholder’s equity (ROCE) to return on tangible common equity (ROTCE), please see Appendix A beginning on page Appendix A-1

Executive Compensation

We ask that you approve, on an advisory basis, the compensation of our named executive officers (NEOs). Our NEOs are those executive officers listed in the 2025 Summary Compensation Table (the 2025 SCT). The advisory approval of NEO compensation is required by federal law, and while the vote is not binding, the Compensation Committee considers the vote as part of its evaluation of executive compensation programs.

The executive compensation program supports the company’s strategic objectives through the following design principles:

Pay for Performance	Stockholder Value Creation	Risk Management

▪ Link executives’ pay with company financial and stock price performance. ▪ Reward executives for individual performance.	▪ Promote profitable growth that delivers on the annual and long-term operating plan. ▪ Attract, retain, and reward talented executives.	▪ Create appropriate balance of risk and reward. ▪ Ensure effective governance and risk management practices are in place.

The Compensation Committee is dedicated to delivering a robust and balanced executive compensation program, in support of a strong link between executive pay and the company’s financial performance. The executive compensation program uses three compensation elements: base salary, annual cash incentives, and long-term equity-based incentives (LTIs), which the Compensation Committee believes enables the recruitment and retention of talented executives and incentivizes them to act in the best interests of the company and its stockholders.

4	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROXY STATEMENT SUMMARY

Based on the company’s financial performance in 2025, the Compensation Committee approved funding at 116.51% of the target award for the NEOs for annual cash incentives. The performance goal for performance-based restricted stock units (PBRSUs) granted in 2025 was set at ROTCE exceeding the Cost of Equity (COE), which aligns the executives’ incentives with the long-term interests of stockholders. The PBRSUs have cliff-vesting based on a three-year performance period.

For more information on executive compensation, please see “Compensation Discussion and Analysis” beginning on page 38 and “Executive Compensation Tables” beginning on page 55.

Declassification of the Board of Directors

We ask that you approve amendments to the company’s Fifth Restated Certificate of Incorporation, as amended (the Certificate of Incorporation), and conforming amendments to the company’s Amended and Restated Bylaws (the Bylaws), to declassify the Board of Directors. Currently, the Certificate of Incorporation provides for the board to be divided into three classes, with each class elected every three years. We have approved recommended amendments that, subject to approval by stockholders at the annual meeting, would phase out the classification over a three-year period and provide for the annual election of all directors beginning at the 2029 Annual Meeting of Stockholders.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	5

  CORPORATE GOVERNANCE

Corporate Governance

Company Overview

The Charles Schwab Corporation is a savings and loan holding company that engages, through its subsidiaries, in wealth management, securities brokerage, banking, asset management, custody, and financial advisory services. As of December 31, 2025, the company had $11.9 trillion in client assets, 38.5 million active brokerage accounts, 5.7 million workplace plan participant accounts, and 2.2 million banking accounts.

The company was founded on the belief that all Americans deserve access to a better investing experience. Although much has changed in the intervening years, our purpose remains clear – to champion every client’s goals with passion and integrity. Guided by this purpose and our vision of being the most trusted leader in investment services, management has adopted a strategy described as “Through Clients’ Eyes.”

The Board of Directors

The board is committed to the company’s vision of being the most trusted leader in investment services and believes that good corporate governance and high ethical standards are duties that we owe to our investors, clients, and employees, and are key to our long-term success and the creation of long-term stockholder value. The board has the responsibility to hold management accountable for carrying out the company’s daily operations consistent with its strategic vision while navigating changes in the financial services industry, effectively managing risks, and responding to competitive pressures, new technologies, and an evolving regulatory environment.

Our practices to maintain board effectiveness include the following:

Leadership	Independence

▪ Our Co-Chairmen lead our board ▪ Our Nominating and Corporate Governance Committee Chair leads independent directors	▪ 71% independent directors ▪ Regular executive sessions of non-management directors

Qualifications and Composition	Structure and Committees

▪ Annual review of skills and composition ▪ Succession planning ▪ Annual self-assessments	▪ Audit Committee ▪ Risk Committee ▪ Compensation Committee ▪ Nominating and Corporate Governance Committee

Board Leadership

Our Corporate Governance Guidelines provide that the roles of Chairman or Co-Chairman of the board and Chief Executive Officer (CEO) may be separated or combined, and our board exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. The board made the determination to split the role of CEO and Co-Chairman, as Mr. Schwab and Mr. Bettinger serve as Co-Chairmen of the board and Mr. Wurster serves as CEO. The board has carefully considered its leadership structure and

6	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  CORPORATE GOVERNANCE

determined that leveraging our founder and former CEO, in the case of Mr. Schwab, and former CEO, in the case of Mr. Bettinger, together as Co-Chairmen of the board currently serves the best interests of the company and its stockholders. Specifically, the board believes that Mr. Schwab and Mr. Bettinger are best situated to serve as Co-Chairmen given their deep knowledge of our business and strategy, and their ability to draw on that experience in order to provide leadership to the board. This structure also reflects the board’s intention to ensure strategic and leadership continuity for the company by following a thoughtful and long-term succession plan. Furthermore, the board’s leadership structure is designed to promote board effectiveness and to appropriately allocate authority and responsibility between the board and management. The board believes that separating the Co-Chairmen and CEO positions is the appropriate leadership structure for the company at this time. This structure has allowed our CEO, Mr. Wurster, to focus on the day-to-day management of the business and on executing our strategic priorities, while Mr. Schwab and Mr. Bettinger focus on leading the board and providing advice and counsel to Mr. Wurster.

As provided in our Corporate Governance Guidelines, non-management directors meet regularly in executive session without management, and independent directors meet at least annually in executive session with only independent directors. The Chair of the Nominating and Corporate Governance Committee, Mr. Herringer, presides over these sessions. Through the independence of the board’s committees and the regular use of executive sessions led by Mr. Herringer, the board is able to maintain independent oversight of our business strategy, annual operating plan, and other corporate activities. These features ensure a full and free discussion of issues that are important to the company and its stockholders. At the same time, the board is able to take advantage of the unique blend of leadership, experience, and knowledge of our industry and business that Mr. Schwab and Mr. Bettinger bring to the roles of Co-Chairmen.

The board has four standing committees (Audit, Compensation, Nominating and Corporate Governance, and Risk). Given the role and scope of authority of these committees, and that over 70% of our directors are independent, the board believes that its leadership structure, with the Co-Chairmen of the board leading board discussions, and the Chair of the Nominating and Corporate Governance Committee leading executive sessions, is appropriate.

Director Independence

We have considered the independence of each director in accordance with New York Stock Exchange (NYSE) corporate governance standards. Based on these standards, we have determined that each of the company’s directors, except Mr. Schwab, Mr. Bettinger, Mr. Wurster, and Ms. Schwab-Pomerantz, is independent. To assist us in our determination, we have general guidelines for independence. These guidelines for independence are available on the company’s website at www.aboutschwab.com/governance.

In determining independence, the board considers broadly all relevant facts and circumstances regarding a director’s relationships with the company. All non-employee directors receive compensation from the company for their service as directors, as disclosed in the “Director Compensation” section of this proxy statement, and are entitled to receive reimbursement for their expenses in traveling to and participating in board and committee meetings. As disclosed in the “Transactions with Related Persons” section of this proxy statement, some directors and entities with which they are affiliated have credit transactions with the company’s banking and brokerage subsidiaries, such as mortgage loans, revolving lines of credit, or other extensions of credit. These transactions with directors and their affiliates are made in the ordinary course of business and as permitted by all applicable laws and regulations, including the Sarbanes-Oxley Act of 2002. Such transactions are on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to the company and do not involve more than the normal risk of collectability or present other unfavorable features.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	7

  CORPORATE GOVERNANCE

In addition to the relationships outlined above and in “Transactions with Related Persons” the board considered the following as part of its determination of independence:

▪	Marianne C. Brown serves as a director of technology companies to which, or to the parent company of which, the company has made payments for products and services.

▪	Arun Sarin serves as a director of a consulting firm to which the company has made payments for consulting services.

Board Structure and Committees

The authorized number of directors is currently 14, and the company has 14 directors. There are four nominees for election this year and nine directors will continue to serve the terms described in their biographies. Ms. Martin-Flickinger’s term is expiring at the annual meeting and she is not standing for re-election as a director; accordingly, the authorized number of directors will be reduced from 14 to 13 effective at the annual meeting.

Directors currently serve staggered terms. Directors are divided into three classes and each director who is elected at an annual meeting of stockholders serves a three-year term.

The board held nine meetings in 2025. Each director attended at least 75% of applicable board and committee meetings during 2025. As provided in our Corporate Governance Guidelines, we expect directors to attend the annual meeting of stockholders. In 2025, all of the then-serving directors attended the annual meeting.

Risk Oversight

We believe a fundamental commitment to strong and effective risk management is integral to achieving the company’s vision and executing on its strategy to be the most trusted leader in investment services. As part of its oversight functions, the board is responsible for oversight of risk management at the company and for holding senior management accountable for implementing the board’s approved risk tolerance. The board exercises this oversight both directly and indirectly through its standing committees, each of which is delegated responsibility for specific risks and keeps the board informed of its oversight efforts through regular reports by each committee Chair.

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  CORPORATE GOVERNANCE

The board’s risk oversight responsibility is carried out through its standing committees, as follows:

Our corporate cybersecurity program is led by our Chief Information Security Officer (CISO), who has extensive experience assessing and managing cybersecurity risk and who reports up to our Chief Technology, Operations and Data Officer (CTODO). Our CISO and CTODO regularly review our cybersecurity program and our prevention, detection, mitigation, and remediation efforts with management-level risk committees and the Risk Committee. We also maintain a process for timely escalation of significant risk events to senior management and the board. For additional information, please see Part I, Item IC, “Cybersecurity” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (2025 10-K).

For further discussion of risk management at the company, please see Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Risk Management” of the company’s 2025 10-K.

Committees

Each of our four standing committees is chaired by an independent director. The Audit, Compensation, and Nominating and Corporate Governance Committees are composed entirely of independent directors as determined by the board in accordance with its independence guidelines and NYSE corporate governance standards, and the Risk Committee is chaired by an independent director. In addition to these standing committees, the board may from time to time establish ad hoc committees to assist in various matters.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	9

  CORPORATE GOVERNANCE

The board and its committees are currently composed of the following individuals:

Committee Memberships

Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk Committee

Charles R. Schwab

Walter W. Bettinger II

Richard A. Wurster

John K. Adams, Jr.		Chair

Marianne C. Brown					Chair

Joan T. Dea			Member	Member

Christopher V. Dodds				Member	Member

Stephen A. Ellis		Member		Member

Frank C. Herringer			Member	Chair

Gerri K. Martin-Flickinger[1]		Member

Charles A. Ruffel[2]					Member

Arun Sarin				Member	Member

Carolyn Schwab-Pomerantz					Member

Paula A. Sneed			Chair

1	Ms. Martin-Flickinger’s term is expiring at the annual meeting and she is not standing for re-election as a director.

2	Mr. Ruffel is anticipated to join the Audit Committee and to discontinue his service on the Risk Committee, effective March 31, 2026.

10	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  CORPORATE GOVERNANCE

Audit Committee	The Audit Committee held 13 meetings in 2025

None of the directors on the Audit Committee is or, during the past three years, has been an employee of the company or any of its subsidiaries. None of the Audit Committee members simultaneously serves on the audit committees of more than three public companies, including ours. The board has determined that all the members of the Audit Committee are financially literate in accordance with NYSE listing standards, and Mr. Adams and Mr. Ellis are Audit Committee financial experts in accordance with U.S. Securities and Exchange Commission (SEC) rules.

Primary responsibilities:

▪

reviews and discusses with management and the independent auditors the company’s annual and quarterly financial statements and earnings releases and the integrity of the financial reporting process;

▪

reviews the qualifications, independence, and performance of the independent auditors;

▪

reviews the activities and performance of the internal auditors;

▪

reviews processes in place to assess and manage major risk exposures; and

▪

reviews compliance with legal and regulatory requirements.

John K. Adams, Jr. (Chair)	Stephen A. Ellis	Gerri K. Martin-Flickinger

Compensation Committee	The Compensation Committee held six meetings in 2025

Primary responsibilities:

▪

annually reviews and approves corporate goals and objectives relating to compensation of executive officers and other senior officers;

▪

reviews and determines the compensation of executive officers and other senior officers based on the achievement of performance goals and objectives;

▪

reviews and assesses the independence and work of any compensation consultant it retains;

▪

approves compensatory arrangements, including long-term awards, for executive officers and other senior officers;

▪

reviews and approves or recommends incentive compensation plans for executive officers and all equity-based incentive compensation plans; and

▪

oversees risk management of incentive compensation practices.

Paula A. Sneed (Chair)	Joan T. Dea	Frank C. Herringer

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	11

  CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee	The Nominating and Corporate Governance Committee held four meetings in 2025
Primary responsibilities:

▪

identifies and evaluates individuals qualified to serve on the board;

▪

recommends nominees to fill vacancies on the board and each standing committee and recommends a slate of nominees for election or re-election as directors by the stockholders;

▪

makes recommendations regarding succession planning for the CEO and executive management; and

▪

assesses the performance of the board and its committees and recommends corporate governance guidelines for adoption by the board.

Frank C. Herringer (Chair)	Joan T. Dea	Christopher V. Dodds	Stephen A. Ellis	Arun Sarin

Risk Committee	The Risk Committee held six meetings in 2025

Primary responsibilities:

▪

reviews the company’s overall risk governance and approves the enterprise-wide risk management framework to identify, measure, monitor, and control the major types of risk posed by the business of the company;

▪

reviews the performance and activities of the company’s independent risk management function;

▪

reviews capital and liquidity planning and the assessment of capital adequacy; and

▪

reviews and approves key policies with respect to oversight of specific risks, including capital, compliance, credit, liquidity, market, model, third-party, interest rate, information security, technology, data, reputational, strategic, and operational risk.

Marianne C. Brown (Chair)	Christopher V. Dodds	Charles A. Ruffel	Arun Sarin	Carolyn Schwab-Pomerantz

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  CORPORATE GOVERNANCE

Committee Charters, Corporate Governance Guidelines, and Code of Business Conduct and Ethics

Each of our standing committees has a written charter. You may find a copy of these charters, as well as our Corporate Governance Guidelines and Code of Business Conduct and Ethics, on the company’s website at www.aboutschwab.com/governance. You also may request and obtain a paper copy of these items, without charge, by contacting:

The Charles Schwab Corporation

Attn: Office of the Corporate Secretary

Mail Stop: DFW 2-1-895

3000 Schwab Way

Westlake, Texas 76262

SchwabCorporateSecretary@Schwab.com

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	13

  CORPORATE GOVERNANCE

Insider Trading Policy
The company has adopted and maintains an insider trading policy (the Insider Trading Policy) governing the purchase, sale, and other dispositions of our securities by all of the company’s directors, executive officers, employees, contingent workers, and certain of their related parties, as well as the company itself. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and applicable NYSE listing standards. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to the company’s 2025
10-K.
Prohibition on Speculative Trading and Certain Types of Hedging and Pledging Activity
The Insider Trading Policy prohibits insider trading, tipping, and speculative trading in the company’s stock, other company securities, or derivatives of such securities. The prohibition on speculative trading expressly includes (i) certain types of hedging activities, including engaging in short sales, buying options to open a position, and selling uncovered options; and (ii) except for company equity securities acquired via the vesting and exercise of options or vesting of restricted stock units or acquired under the Employee Stock Purchase Plan (the ESPP), engaging in short term transactions of company equity securities. The Insider Trading Policy also prohibits using company securities as collateral for a margin loan or otherwise pledging company securities.
Board Qualifications and Composition
The Nominating and Corporate Governance Committee regularly assesses the board’s composition in light of our business operations, complexity, asset size, and risk profile to assure appropriate succession, and our Corporate Governance Guidelines provide that the board should be composed of directors who have the qualifications necessary for effective service as determined in this assessment.
Director Qualifications
The qualifications for directors are described in our Corporate Governance Guidelines, which are available on the company’s website at www.aboutschwab.com/governance. In addition, the Nominating and Corporate Governance Committee believes that the following specific, minimum qualifications must be met by any director nominee:

▪	ability to work together with other directors, with full and open discussion and debate, as an effective group;

▪
current knowledge of and experience in the company’s business or operations, or contacts in the communities in which the company does business or the industries relevant to the company’s business, or substantial business, financial, or industry-related experience commensurate with the business operations, complexity, asset size, and risk profile of the company; and

▪	willingness and ability to devote adequate time to the company’s business.
The Nominating and Corporate Governance Committee also considers the following qualities and skills when making its determination whether a nominee is qualified for the position of director:

▪	relationships that may affect the independence of the director or conflicts of interest that may affect the director’s ability to discharge the director’s duties;

▪	diversity of experience, including the need for financial, business, academic, public sector, and other expertise on the board or board committees; and

▪	the fit of the individual’s skills and experience with those of the other directors and potential directors in comparison to the needs of the company.

14	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  CORPORATE GOVERNANCE

When evaluating a candidate for nomination, the committee does not assign specific weight to any of these factors or believe that all of the criteria need apply to every candidate.

The Nominating and Corporate Governance Committee considers the qualifications and experience represented on the board when identifying director nominees and assessing the composition of the board. The board recognizes that a variety of viewpoints is vital to effective decision-making, constructive dialogue, and a healthy boardroom culture. The board’s evaluation encompasses diversity of experience, skill sets, and background of directors. The Nominating and Corporate Governance Committee considers these qualifications and regularly assesses the overall effectiveness of the board in maintaining a balance of perspectives important to the company’s business.

Skills and Competencies

Set forth below are some of the experience, skills, and competencies that the Nominating and Corporate Governance Committee views as important for the board as a whole to possess in light of the board’s areas of oversight of management.

For simplicity, each qualification is assigned to one category of oversight, even though some qualifications may pertain to multiple areas.

Board Oversight of Management	Related Qualifications and Experience

Carrying out the company’s daily operations consistent with its strategic vision	▪ Financial Services ▪ Banking ▪ Asset Management ▪ Brokerage/Investment Banking ▪ Business Operations

Navigating changes in the financial services industry and responding to competitive pressures and new technologies	▪ Strategic Planning ▪ Information Technology/Cybersecurity ▪ Marketing ▪ Academia

Overseeing the integrity of the company’s financial statements and financial reporting process	▪ Finance ▪ Accounting ▪ Public Company Executive Experience ▪ Public Company Board Experience

Ensuring compliance with legal and regulatory requirements	▪ Regulatory ▪ Government Service ▪ International Business

Implementing the board’s approved risk tolerance, maintaining the company’s risk management and control program, and operating the company’s business in a safe and sound manner	▪ Risk Management

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	15

  CORPORATE GOVERNANCE

The following matrix highlights the qualifications and experience represented by our director nominees and continuing directors:

Qualifications and Experience

Public Company Executive Experience		●	●	●	●		●		●	●		●	●

Public Company Board Experience	●		●	●	●	●	●		●	●		●

Financial Services	●	●	●	●	●	●	●	●		●	●		●

Banking	●	●	●	●	●		●		●				●

Asset Management	●	●	●	●	●	●	●	●		●			●

Brokerage/Investment Banking	●	●	●	●	●			●		●	●		●

Strategic Planning	●	●	●	●	●	●	●	●	●	●	●	●	●

Finance	●	●		●	●	●	●	●	●	●	●		●

Business Operations		●	●	●		●	●	●	●	●		●	●

Information Technology/Cybersecurity			●					●	●				●

Marketing		●		●				●	●	●	●	●	●

Regulatory	●	●			●		●	●	●	●			●

Accounting		●			●

Risk Management		●	●		●		●	●	●		●

Government Service							●				●

International Business		●	●	●		●		●	●	●			●

Academia						●

Additional Qualifications and Information

Audit Committee Financial Expert	●					●

Other Current U.S. Public Boards			3						1

Board Succession Planning

The board views the annual nomination process conducted by the Nominating and Corporate Governance Committee, including its review of the skills and competencies represented on the board and the self-assessment process, as critical elements in planning for board succession. In addition, the Chair of the Nominating and Corporate Governance Committee discusses with each board member the member’s perspective on succession planning, including overall size and composition, tenure, and the effectiveness of the board and board committees. The Chair of the Nominating and Corporate Governance Committee also speaks with the Chairs of the Audit Committee, Compensation Committee, and Risk Committee about any particular succession issues that may affect their committees. As part of the succession planning process, the Nominating and Corporate Governance Committee considers the contributions made by directors with deep knowledge of and experience with the company and its business through continued service over the years, as well as the need to refresh the board with new insights and perspectives.

As part of board succession planning, the Nominating and Corporate Governance Committee plans for anticipated vacancies, including those due to directors’ plans for retirement or expected changes in status. The Nominating and Corporate Governance Committee evaluates potential needs for skills and experience due to anticipated departures.

16	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  CORPORATE GOVERNANCE

Director Orientation and Continuing Education

Director education about the company, our strategy, industry, control framework, and regulatory environment begins when a director is elected to our board and continues throughout his or her tenure on the board. The company has an orientation program for new board members that includes written materials and meetings with executives in charge of key business and control functions. Depending on committee assignments, directors may receive further orientation and training with respect to committee functions. Continuing education addresses topics as deemed appropriate by the board and management and include such materials and presentations designed to assist the board and its committees with their oversight responsibilities of the company’s business, strategy, and risk management.

Board and Committee Evaluations

The Nominating and Corporate Governance Committee leads the board in its annual self-evaluation of the performance of the board and its committees to determine whether they are functioning effectively. The charter of each committee requires an annual performance evaluation. Committee self-evaluations are conducted by the Chair of each committee and are reported to the full board by the respective Chairs. The Chair of the Nominating and Corporate Governance Committee reviews any issues arising from the committee self-evaluations with the Chairs of the other board committees. The Chair of the Nominating and Corporate Governance Committee also discusses the results of the board self-evaluation with the full board. The respective committee or the full board, as appropriate, will take such steps as are deemed necessary or advisable to address weaknesses or deficiencies identified as part of the performance evaluation process.

Management Succession Planning and Transition

The board recognizes the importance of effective executive leadership to the company’s success and reviews CEO and other executive succession planning at least annually. As part of this process, the board reviews and discusses the capabilities of our executive management, as well as succession planning and potential successors for the CEO and our other executive officers. The process includes consideration of organizational and operational needs, competitive challenges, leadership and management potential and development, and emergency situations. The Nominating and Corporate Governance Committee makes recommendations regarding, and assists the board in, succession planning for the CEO and executive management, including developing policies for succession in an emergency or retirement of the CEO.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	17

PROPOSAL ONE: ELECTION OF DIRECTORS

Proposal One: Election of Directors

Nominees for directors this year are:

Marianne C. Brown	Frank C. Herringer	Richard A. Wurster	Carolyn Schwab-Pomerantz

Each nominee has consented to serve a three-year term and is presently a director of the company. Biographical information about each of the company’s director nominees and continuing directors is contained in the following section.

Gerri K. Martin-Flickinger, who is a current director and whose term is expiring at the annual meeting, is not standing for re-election as a director, and accordingly, the size of the board will be reduced from 14 directors to 13 directors effective at the annual meeting. We would like to thank Ms. Martin-Flickinger for her service on the board since 2020 and her important contributions to the company in that time.

The board of directors recommends that you vote FOR the election of the director nominees.

Director Nominees and Continuing Directors

DIRECTOR SINCE 2015 CURRENT TERM EXPIRES 2028 AGE AT ANNUAL MEETING: 70 INDEPENDENT DIRECTOR COMMITTEES Audit	John K. Adams, Jr.

Mr. Adams is a former Managing Director in the Financial Institutions Group at UBS Investment Bank (UBS), a financial services firm, where he served from 2002 until 2013. Prior to joining UBS, Mr. Adams was with Credit Suisse’s Financial Institutions Group from 1985 until 2002. He has served as a member of the Board of Directors of CSB since 2015. He served as a member of the Board of Directors of Navient Corporation, a financial services company that services and collects student loans, from 2014 to 2018.

Mr. Adams has significant experience with respect to the financial services industry, investment banking, capital markets, and mergers and acquisitions, having served as head of UBS’ North American banks practice and in Credit Suisse’s Financial Institutions Group.

	CAREER EXPERIENCE UBS Investment Bank Managing Director (2002-2013) Credit Suisse Financial Institutions Group (1985-2002)	QUALIFICATIONS Public Company Board Financial Services Banking Asset Management Brokerage/Investment Banking Strategic Planning Finance Regulatory

18	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2008 CURRENT TERM EXPIRES 2027 AGE AT ANNUAL MEETING: 65	Walter W. Bettinger II

Mr. Bettinger has served as a member of the board since 2008 and as Co-Chairman since 2022. He served as CEO of the company from 2008 through December 2024 and as President of the company from 2008 until 2021. He also served as Co-Chairman of CSB from 2022 through December 2024. He also served as a trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Schwab Strategic Trust, all registered investment companies managed by an affiliate of the company through December 2024. He also served as Chief Operating Officer (COO) of the company from 2007 until 2008, Executive Vice President and President – Schwab Investor Services from 2005 until 2007, Executive Vice President and COO – Individual Investor Enterprise from 2004 until 2005, Executive Vice President and President – Corporate Services from 2002 until 2004, and Executive Vice President and President – Retirement Plan Services from 2000 until 2002. Mr. Bettinger joined the company in 1995 as part of the acquisition of The Hampton Company, which he founded in 1983.

Mr. Bettinger has significant financial services experience, having served in a senior executive role overseeing sales, service, marketing, and operations for more than 40 years. As CEO of the company, Mr. Bettinger worked closely with the board in evaluating and enhancing the strategic position of the company.

CAREER EXPERIENCE

The Charles Schwab Corporation

Co-Chairman (2022-present)

Chief Executive Officer
(2008-December 2024)

President (2008-2021)

Chief Operating Officer (2007-2008)

Multiple Executive Vice President

positions (2000-2007)

QUALIFICATIONS

Public Company Executive

Financial Services

Banking

Asset Management

Brokerage/Investment Banking

Strategic Planning

Finance

Business Operations

Marketing

Regulatory

Accounting

Risk Management

International Business

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	19

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE

2020

CURRENT TERM EXPIRES

2026

AGE AT ANNUAL MEETING:

67

INDEPENDENT DIRECTOR

COMMITTEES

Risk

OTHER U.S. PUBLIC

BOARDS

Akamai Technologies, Inc.
(Nasdaq: AKAM)

Northrop Grumman
Corporation (NYSE: NOC)

International Business
Machines Corporation
(NYSE: IBM)

Marianne C. Brown

Ms. Brown is the former Co-COO of Fidelity National Information Services, Inc. (FIS), a financial services technology company, where she served from 2018 to 2019. She served as COO, Institutional and Wholesale Business, of FIS from 2015, when it acquired SunGard Financial Systems LLC (SunGard), a software and IT services provider, to 2018. She served as the COO of SunGard from 2014 to 2015. Prior to that, Ms. Brown was the CEO and President of Omgeo LLC (Omgeo), a financial services technology company, from 2006 to 2014. Before joining Omgeo, she was the CEO of the Securities Industry Automation Corporation, a technical services company for securities trading and subsidiary of the NYSE. Ms. Brown began her career at Automatic Data Processing, where she last served as general manager of Brokerage Processing Services, which spun off to become part of Broadridge Financial Services. Ms. Brown has served as a member of the Board of Directors of CSB since 2021. She has served as a member of the Boards of Directors of Northrop Grumman Corporation, an aerospace and defense technology company, since 2015, Akamai Technologies, Inc., a cybersecurity company, since 2020 and International Business Machines Corporation (IBM), a global technology company, since 2023. Ms. Brown also served on the Board of Directors of VMware, Inc. (VMware), a software and cloud computing company, from 2019 to 2023, when VMware was acquired by Broadcom Inc. Ms. Brown is a nominee for election this year.

Ms. Brown brings financial technology expertise and significant public company board experience to the board, having served as an executive at several financial technology companies and as a director of other public company boards.

CAREER EXPERIENCE

Fidelity National Information Services,

Inc.

Co-Chief Operating Officer (2018-2019)

Chief Operating Officer (2015-2018)

SunGard Financial Systems, LLC

Chief Operating Officer (2014-2015)

Omgeo LLC

President and Chief Executive Officer (2006-2014)

QUALIFICATIONS

Public Company Executive

Public Company Board

Financial Services

Banking

Asset Management

Brokerage/Investment Banking

Strategic Planning

Business Operations

Information Technology/Cybersecurity

Risk Management

International Business

20	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2017 CURRENT TERM EXPIRES 2027 AGE AT ANNUAL MEETING: 62 INDEPENDENT DIRECTOR COMMITTEES Compensation Nominating and Corporate Governance	Joan T. Dea

Ms. Dea is the founder of Beckwith Investments LLC, a private investment and consulting firm, and has served as Managing Director since 2008. She served on the Executive Committee of BMO Financial Group from 2003 to 2008, most recently as Executive Vice President, Strategic Management and Corporate Marketing. She was previously a partner and director at Boston Consulting Group (BCG), a management consulting firm, from 1994 to 2003, where she was a leader in the global financial services practice. She has served as a member of the Board of Directors of CSB since 2011 and Cineplex Inc. (Cineplex), a diversified media company, from 2006 to 2025. She served as a member of the Board of Directors of Performance Sports Group Ltd., a sports equipment and apparel company, from 2015 to 2017 and Torstar Corporation, a media company, from 2009 to 2015.

Ms. Dea brings public company, leadership, strategy, governance, and financial services experience to the board, having served in a variety of executive leadership positions at BMO Financial Group and BCG.

	CAREER EXPERIENCE Beckwith Investments LLC Managing Director (2008-present) BMO Financial Group Executive Committee (2003-2008) Boston Consulting Group Partner and Director (1994-2003)	QUALIFICATIONS Public Company Executive Public Company Board Financial Services Banking Asset Management Brokerage/Investment Banking Strategic Planning Finance Marketing International Business

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	21

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2014 CURRENT TERM EXPIRES 2027 AGE AT ANNUAL MEETING 66 INDEPENDENT DIRECTOR COMMITTEES Nominating and Corporate Governance Risk	Christopher V. Dodds

Mr. Dodds has served as the Co-Founder and Managing Member of Crown Oak Advisors, LLC, a registered investment advisor, since 2020. Mr. Dodds has also served as an operating partner at The Cynosure Group, LLC, a private equity firm, since 2018. He served as a senior advisor at The Carlyle Group, a private equity firm, from 2008 to 2018. From 1986 to 2007, Mr. Dodds held several key positions at the company, including Executive Vice President and CFO. He has served as a member of the Board of Directors of CSB since 2007. He served as a member of the Board of Directors of Investment Technology Group, Inc., a brokerage and financial markets technology company, from 2008 to 2015.

Mr. Dodds brings leadership skills, knowledge of the financial services industry, and financial and accounting experience. He has deep knowledge of the company and its business, having served as its CFO from 1999 until 2007, and as a member of the Board of Directors of CSB since 2007.

CAREER EXPERIENCE

Crown Oak Advisors, LLC

Managing Member (2020-present)

The Cynosure Group, LLC

Operating Partner (2018-present)

The Carlyle Group

Senior Advisor (2008-2018)

The Charles Schwab Corporation

Chief Financial Officer (1999-2007)

QUALIFICATIONS Public Company Executive Public Company Board Financial Services Banking Asset Management Brokerage/Investment Banking Strategic Planning Finance Regulatory Accounting Risk Management

22	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2012 CURRENT TERM EXPIRES 2028 AGE AT ANNUAL MEETING: 63 INDEPENDENT DIRECTOR COMMITTEES Audit Nominating and Corporate Governance	Stephen A. Ellis

Mr. Ellis is a Managing Partner at TPG Inc. (TPG), a private equity and alternative investment firm, where he co-leads The Rise Fund, the firm’s impact investing platform. Prior to joining TPG in 2015, he served as CEO of Asurion, LLC (Asurion), a provider of consumer technology protection services, from 2012 through 2015. Prior to Asurion, Mr. Ellis served as Worldwide Managing Director of Bain & Company (Bain), a management consulting firm, from 2005 until 2012, and as Managing Partner for Bain’s West Coast offices from 1999 through 2004. Mr. Ellis joined Bain in 1993. Mr. Ellis served as a member of the Board of Directors of e.l.f. Beauty, Inc., a cosmetics company, in 2019.

Mr. Ellis brings leadership and management skills, investment expertise, and experience in global management consulting to the board, having served as Worldwide Managing Director of Bain, CEO of Asurion, and as a Managing Partner at TPG.

	CAREER EXPERIENCE TPG Inc. Managing Partner (2015-present) Asurion, LLC Chief Executive Officer (2012-2015) Bain & Company Worldwide Managing Director (2005-2012)	QUALIFICATIONS Public Company Board Financial Services Asset Management Strategic Planning Finance Business Operations International Business Academia

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	23

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 1996 CURRENT TERM EXPIRES 2026 AGE AT ANNUAL MEETING 83 INDEPENDENT DIRECTOR COMMITTEES Compensation Nominating and Corporate Governance	Frank C. Herringer

Mr. Herringer is the former Chairman of the Board and CEO of Transamerica Corporation (Transamerica), a financial services company. He served as Chairman of the Board of Transamerica from 1996 until 2015, CEO from 1991 until 1999 and President from 1986 until 1999, when Transamerica was acquired by AEGON N.V. (AEGON). From the date of the acquisition until 2000, Mr. Herringer served on the Executive Board of AEGON and as Chairman of the Board of AEGON USA, Inc. Mr. Herringer served as a member of the Board of Directors of Transamerica from 1986 to 2018. Mr. Herringer also served as a member of the Boards of Directors of Amgen Inc. from 2004 to 2019, Cardax Pharmaceuticals, Inc. from 2006 to 2015, and Safeway, Inc. from 2008 to 2015. Mr. Herringer is a nominee for election this year.

Mr. Herringer brings public company knowledge and leadership experience to the board, having served as CEO of Transamerica, and his service at Transamerica and AEGON contributes to his knowledge of the financial services industry. Mr. Herringer brings insights to the board from his service on other public company boards.

	CAREER EXPERIENCE Transamerica Corporation Chairman of the Board (1996-2015) Chief Executive Officer (1991-1999)	QUALIFICATIONS Public Company Executive Public Company Board Financial Services Banking Asset Management Strategic Planning Business Operations Finance Regulatory Risk Management Government Service

24	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2018 CURRENT TERM EXPIRES 2027 AGE AT ANNUAL MEETING 70 INDEPENDENT DIRECTOR COMMITTEES Risk	Charles A. Ruffel

Mr. Ruffel is the founder and Managing Partner of Kudu Investment Management, LLC, a private equity firm. He served as CEO and Managing Partner of Kudu Advisors, LLC (Kudu Advisors), an investment banking company, from 2009 to 2015. He was the founder and CEO of Asset International, Inc. (Asset International), an information provider in the field of asset management, retirement, and bank services, from 1989 to 2010. He served as a trustee of Schwab Strategic Trust from 2009 to 2018 and as a trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust from 2015 to 2018. He has served as a member of the Board of Directors of CSB since 2018. Mr. Ruffel served as a member of the Board of Directors of Aspire Financial Services, LLC, a financial services and retirement planning company, from 2012 to 2019.

Mr. Ruffel brings financial and leadership experience to the board, having served as CEO of Kudu Advisors and Asset International. He brings insight to the board from his service as a trustee of numerous asset management funds of the company.

CAREER EXPERIENCE Kudu Investment Management, LLC Managing Partner (2015-present) Kudu Advisors, LLC Managing Partner (2009-2015) Asset International, Inc. Chief Executive Officer (1998-2010)

QUALIFICATIONS

Financial Services

Asset Management

Brokerage/Investment Banking

Strategic Planning

Finance

Business Operations

Information Technology/Cybersecurity

Marketing

Regulatory

Risk Management

International Business

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	25

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2009 CURRENT TERM EXPIRES 2028 AGE AT ANNUAL MEETING: 71 INDEPENDENT DIRECTOR COMMITTEES Nominating and Corporate Governance Risk OTHER U.S. PUBLIC BOARDS Accenture plc (NYSE: ACN)	Arun Sarin

Mr. Sarin served as CEO of Vodafone Group Plc (Vodafone), a mobile telecommunications company, from 2003 until his retirement in 2008. Beginning in 1984, he held a variety of management positions with Pacific Telesis Group, a telecommunications company, and AirTouch Communications, Inc. (AirTouch), a wireless telecommunications company, which was spun off from Pacific Telesis Group in 1994. He was appointed President and COO of AirTouch in 1997. In 1999, Mr. Sarin was appointed CEO of Vodafone’s US/AsiaPacific region. He left Vodafone in 2000 to become CEO of Infospace, Inc., an information technology company. From 2002 until 2003, he served as CEO of Accel-KKR Telecom, a private equity firm, and rejoined Vodafone in 2003. He served as a non-executive director of the Court of the Bank of England from 2005 until 2009. He served as a member of the Board of Directors of Blackhawk Network Holdings, Inc from 2009 to 2018, Safeway, Inc. from 2009 to 2015, Cisco Systems, Inc., a provider of networking and IT solutions, from 2009 to 2020, and Chairman of the Board of Trepont Acquisition Corp I, a special purpose acquisition company, from 2020 to 2022. Mr. Sarin has served as lead independent director of Accenture plc, a consulting and information technology services company, since February 2025 and as a member of the Board of Directors since 2015. Mr. Sarin has served as a member of the Board of Directors of Ola Electric Mobility Limited, an electric vehicle company, since 2019. He served as a member of the Board of Directors of Cerence Inc., an automotive software company, from 2019 to February 2026 and as Chairman of the Board from 2019 to February 2025.

Mr. Sarin brings public company knowledge, information technology/cybersecurity experience, and leadership experience to the board, having served as President and COO of AirTouch and CEO of Vodafone. He brings insights to the board from his service on other public company boards.

CAREER EXPERIENCE

Trepont Acquisition Corp I

Chairman (2020-2022)

Vodafone Group Plc

Chief Executive Officer (2003-2008)

Accel-KKR Telecom

Chief Executive Officer (2001-2003)

Infospace, Inc.

Chief Executive Officer (2000-2001)

QUALIFICATIONS

Public Company Executive

Public Company Board

Strategic Planning

Finance

Business Operations

Information Technology/Cybersecurity

Marketing

Regulatory

Risk Management

International Business

26	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 1986 CURRENT TERM EXPIRES 2028 AGE AT ANNUAL MEETING 88	Charles R. Schwab

Mr. Schwab has served as a director of the company since its incorporation in 1986, including as Co-Chairman since 2022 and previously as Chairman from 1986 to 2022. Mr. Schwab served as CEO of the company from 1986 to 1997 and from 2004 until 2008. He served as Co-CEO of the company from 1998 to 2003. Mr. Schwab was a founder of Charles Schwab & Co., Inc. (CS&Co) in 1971 and served as its CEO from 2004 until 2008. Mr. Schwab also previously served as Chairman and trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Laudus Trust, all registered investment companies. Mr. Schwab is the father of Carolyn Schwab-Pomerantz, a member of the company’s board.

Mr. Schwab is the founder of the company, was the CEO of the company, and has been the Chairman or Co-Chairman since its inception. His vision continues to drive the company’s growth.

CAREER EXPERIENCE

The Charles Schwab Corporation

Co-Chairman (2022-present)

Chairman (1986-2022)

Chief Executive Officer (1986-1997; 2004-2008)

Co-Chief Executive Officer (1998-2003)

Charles Schwab & Co., Inc.

Chief Executive Officer (2004-2008)

QUALIFICATIONS

Public Company Executive

Public Company Board

Financial Services

Banking

Asset Management

Brokerage/Investment Banking

Strategic Planning

Finance

Business Operations

Marketing

Regulatory

International Business

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	27

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2022 CURRENT TERM EXPIRES 2026 AGE AT ANNUAL MEETING 66 COMMITTEES Risk	Carolyn Schwab-Pomerantz

Ms. Schwab-Pomerantz was employed by CS&Co for 40 years. She served as Managing Director, Consumer Education of CS&Co from 2022 to 2023 and served as Senior Vice President, Consumer Education of CS&Co from 2005 to 2022. Ms. Schwab-Pomerantz also served as President of Charles Schwab Foundation, a charitable foundation, from 2002 to 2023, and as Chair of Charles Schwab Foundation from 2014 to 2023. She also served as Chair of Schwab Charitable Fund, a donor-advised fund, from 2012 to 2023, and as Chair of the Board of Governors for Boys & Girls Clubs of America, a nonprofit corporation, from 2021 to 2022 (and has served as Chair Emeritus since 2023). Ms. Schwab-Pomerantz is the daughter of the company’s Co-Chairman and founder Charles R. Schwab. Ms. Schwab-Pomerantz is a nominee for election this year.

Ms. Schwab-Pomerantz has significant financial services and governance experience, having served in a senior role overseeing consumer education with the company from 2005 to 2023 and including through her roles with Charles Schwab Foundation, Schwab Charitable Fund, and Boys & Girls Clubs of America.

CAREER EXPERIENCE

Charles Schwab Foundation

Chair (2004-2023)

President (2002-2023)

Charles Schwab & Co., Inc.

Managing Director – Consumer

Education (2022-2023)

Senior Vice President – Consumer

Education (2005-2022)

QUALIFICATIONS Financial Services Brokerage/Investment Banking Strategic Planning Finance Marketing Risk Management Government Service

28	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2002 CURRENT TERM EXPIRES 2028 AGE AT ANNUAL MEETING: 78 INDEPENDENT DIRECTOR COMMITTEES Compensation	Paula A. Sneed

Ms. Sneed is Chairman and CEO of Phelps Prescott Group, LLC (Phelps Prescott), a strategy and management consulting firm. She served as Executive Vice President, Global Marketing Resources and Initiatives, of Kraft Foods, Inc. (Kraft), a global food and beverage company, from 2005 until her retirement in 2006; Senior Vice President, Global Marketing Resources and Initiatives from 2004 to 2005; and Group Vice President and President of E-Commerce and Marketing Services for Kraft Foods North America, part of Kraft, from 2000 until 2004. She joined General Foods Corporation (which later merged with Kraft) in 1977 and held a variety of senior executive positions, including Chief Marketing Officer, Executive Vice President and President eCommerce division, Executive Vice President and President Desserts division, and Senior Vice President and President Food Service division. Ms. Sneed served as a member of the Board of Directors of Berry Global Group, Inc., a package manufacturing company, from 2018 to 2022; as a member of the Board of Directors of TE Connectivity plc, a manufacturer of engineered electronic components, network solutions, and telecommunications systems, from 2007 to 2020; and as a member of the Board of Directors of Airgas, Inc. from 1999 to 2016.

Ms. Sneed brings marketing skills and general management and executive leadership experience to the board, having served in a variety of senior executive positions at Kraft, and as Chairman and CEO of Phelps Prescott. She brings insights to the board through her service on other public company boards.

CAREER EXPERIENCE

Phelps Prescott Group, LLC

Chairman and Chief Executive

Officer (2007-present)

Kraft Foods, Inc.

Executive Vice President (2005-2006)

Senior Vice President (2004-2005)

Kraft Foods North America

Executive Vice President (2000-2004)

QUALIFICATIONS Public Company Executive Public Company Board Strategic Planning Business Operations Marketing

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	29

  PROPOSAL ONE: ELECTION OF DIRECTORS

DIRECTOR SINCE 2025 CURRENT TERM EXPIRES 2026 AGE AT ANNUAL MEETING 53	Richard A. Wurster

Mr. Wurster is CEO of the company. He has served as CEO and a member of the board since January 2025 and as President of the company since 2021. Mr. Wurster previously served as President and director of CS&Co from 2021 to 2024, Executive Vice President and Head of Schwab Asset Management Services in 2021 and Head of Schwab Asset Management Solutions from 2019 to 2021. He was CEO of Charles Schwab Investment Management, Inc., a subsidiary of the company, from 2019 to 2021, and of Charles Schwab Investment Advisory, Inc., a subsidiary of the company, from 2018 to 2021. He was also CEO of ThomasPartners, Inc. and Windhaven Investment Management, Inc., subsidiaries of the company, from 2016 to 2018. He serves as a trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Schwab Strategic Trust. Before joining the company in 2016, Mr. Wurster was employed at Wellington Management, Inc., an investment management services provider, and McKinsey & Company, Inc., a management consulting firm, where he was a leader of the asset management practice and an Associate Principal, respectively. Mr. Wurster is a nominee for election this year.

Mr. Wurster has significant company and financial services experience, having served in a senior executive role at the company and its subsidiaries since 2016 and in asset management prior to that time. As CEO of the company, Mr. Wurster works closely with the board in evaluating and enhancing the strategic position of the company.

CAREER EXPERIENCE

The Charles Schwab Corporation

Chief Executive Officer (2025-present)

President (2021-present)

Charles Schwab & Co., Inc.

President and Director (2021-2024)

Charles Schwab Investment

Management, Inc.

Chief Executive Officer (2019-2021)

Charles Schwab Investment

Advisory, Inc.

Chief Executive Officer (2018-2021)

ThomasPartners, Inc.

Chief Executive Officer (2016-2018)

Windhaven Investment Management, Inc.

Chief Executive Officer (2016-2018)

QUALIFICATIONS

Public Company Executive

Financial Services

Banking

Asset Management

Brokerage/Investment Banking

Strategic Planning

Finance

Business Operations

Information Technology/Cybersecurity

Marketing

Regulatory

30	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

Director Nominations

The Nominating and Corporate Governance Committee recommended all of the nominees for election included in this year’s proxy statement.

The committee has a policy to consider candidates recommended by stockholders. The policy requires written stockholder recommendations that include the following information: (i) the name, address, and contact information of the recommending stockholder; (ii) proof of the stockholder’s share ownership; (iii) a resume or statement of the candidate’s qualifications; and (iv) a statement of the stockholder’s relationship with the proposed candidate or interest in the proposed candidacy. The written recommendation must be addressed to the Office of the Corporate Secretary at the address provided in the “Corporate Governance” section of this proxy statement, or by email to SchwabCorporateSecretary@Schwab.com.

Identifying and Evaluating Candidates for Director

The Nominating and Corporate Governance Committee reviews the appropriate skills and characteristics required of board members in the context of the current composition of the board, as well as director qualifications as determined by the board. The committee evaluates attributes and capabilities valuable to the company’s business and commensurate with the size, complexity, and risk profile of the company and, as needed, to bring fresh perspective to the board. Candidates considered for nomination to the board may come from several sources, including current and former directors, professional search firms, and stockholder recommendations. Nominees for director are evaluated, in consultation with the company’s Co-Chairmen, by the Nominating and Corporate Governance Committee, which may retain the services of a professional search firm to assist it in identifying or evaluating potential candidates.

Communications With the Board of Directors

If you wish to communicate with the board, the Chair of the Nominating and Corporate Governance Committee, or the independent directors as a group, you may send your communication in writing to the Office of the Corporate Secretary at the address provided in the “Corporate Governance” section of this proxy statement or by email to SchwabCorporateSecretary@Schwab.com. You must include your name and address in the written communication and indicate whether you are a stockholder of the company.

The Office of the Corporate Secretary will compile all communications, summarize lengthy, repetitive, or duplicative communications, and forward them to the appropriate director or directors. The Office of the Corporate Secretary will not forward non-substantive communications or communications that pertain to personal grievances, but instead will forward them to the appropriate department within the company for resolution. In such cases, the Office of the Corporate Secretary will retain a copy of such communication for review by any director upon the director’s request.

Director Compensation

The Compensation Committee reviews, approves, and establishes director compensation, including compensation for service on board committees. Mr. Schwab, Mr. Bettinger, and Mr. Wurster, who are employed by the company, receive no additional compensation for their service as directors.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	31

  PROPOSAL ONE: ELECTION OF DIRECTORS

Cash Retainers

For 2025, each non-employee director received an annual cash retainer in the amount of $100,000. In addition, the Chairs of the Audit Committee and the Risk Committee each received an annual cash retainer of $50,000, and the other members of those committees each received an annual cash retainer of $20,000. The Chairs of the Compensation Committee and the Nominating and Corporate Governance Committee each received an annual cash retainer of $50,000, and the other members of those committees each received an annual cash retainer of $15,000.

There are no fees for board or committee meeting attendance, but the board may establish special committees and pay a special retainer to the Chair and the members of any special committee.

Equity Grants

For 2025, each non-employee director received an annual equity grant under the 2022 Stock Incentive Plan, with an aggregate value of $215,000. This equity grant was awarded 60% in restricted stock units (RSUs) and 40% in stock options.

New non-employee directors elected to the board during the year are granted pro rata amounts of their cash retainers and equity awards for their first calendar year in lieu of the full amounts. The annual equity grants vest over the three-year period following the grant date, with 25% vesting on each of the first and second anniversary of the grant date and the remaining 50% on the third anniversary. The awards become 100% vested in the event of the non-employee director’s death, disability, or retirement. Each stock option expires on the earliest of (i) ten years after the grant date, (ii) three months after termination of service for any reason other than death, disability, or retirement, or (iii) one year after termination of service because of death or disability.

2026 Director Compensation

In 2025, the Compensation Committee conducted its biennial review of non-employee director compensation for 2026, including a comparison to the company’s peer group, with input from its outside consultant, Semler Brossy Consulting Group LLC (Semler Brossy). Based on this review and upon recommendation by the Compensation Committee, the board approved certain changes to the non-employee director compensation program effective January 1, 2026. Specifically, the board approved a $10,000 increase to the annual cash retainer for each non-employee director, for a total annual cash retainer of $110,000, and a $25,000 increase in the annual equity grants for non-employee directors for an aggregate value of $240,000. The equity grants remain payable 60% in RSUs and 40% in stock options.

Stock Ownership Guidelines

The board has adopted stock ownership guidelines to promote significant equity ownership by non-employee directors and further align their long-term financial interests with those of stockholders. Under the guidelines, each non-employee director is expected to maintain an investment position in the company’s common stock with a fair market value equal to at least $400,000. A new director is expected to reach this target level upon completing five years of service. Once this target level is reached, the director is deemed to meet this target so long as he or she continues to hold an equivalent number of shares as on the date the target level was met. Shares owned outright, deferred shares, and RSUs are included in determining ownership levels, but stock options are not. As of December 31, 2025, all directors complied with the stock ownership guidelines.

Directors’ Deferred Compensation Plan

Non-employee directors also may participate in the Directors’ Deferred Compensation Plan II (the DCP2). This plan allows them to defer receipt of all or a portion of their cash retainers and, at their election, to receive (i) immediately vested stock options with a fair value equal to the amounts deferred and an exercise price equal to the closing price

32	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL ONE: ELECTION OF DIRECTORS

of common stock on the date the deferred amount would have been paid or (ii) RSUs funded by an equivalent number of shares of common stock to be held in a “rabbi” trust and distributed to the director upon departure from the board.

The company does not (i) provide any non-equity incentive plans, defined benefit and actuarial pension plans, or other defined contribution retirement plans for non-employee directors or (ii) offer above-market or preferential earnings under its nonqualified deferred compensation plans for directors. The following table shows compensation paid to each of our non-employee directors during 2025.

2025 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)
	Cash[1] ($)	Deferred into Restricted Stock Units or Options[2], [5] ($)	Stock Awards[3], [5] ($)	Option Awards[4], [5] ($)	Total ($)

John K. Adams, Jr.	185,000	—	129,065	86,009	400,074

Marianne C. Brown	35,000	150,000	129,065	86,009	400,074

Joan T. Dea	165,000	—	129,065	86,009	380,074

Christopher V. Dodds	161,563	—	129,065	86,009	376,637

Stephen A. Ellis	—	135,000	129,065	86,009	350,074

Frank C. Herringer	—	165,000	129,065	86,009	380,074

Brian M. Levitt[6]	28,750	—	—	—	28,750

Gerri K. Martin-Flickinger	155,000	—	129,065	86,009	370,074

Bharat B. Masrani[6]	—	30,000	—	—	30,000

Todd M. Ricketts[7]	155,000	—	129,065	86,009	370,074

Charles A. Ruffel	35,000	120,000	129,065	86,009	370,074

Arun Sarin	135,000	—	129,065	86,009	350,074

Carolyn Schwab-Pomerantz	120,000	—	129,065	86,009	335,074

Paula A. Sneed	150,000	—	129,065	86,009	365,074

(1)

This column shows amounts paid in cash for retainers. For Mr. Adams, Ms. Brown, Ms. Dea, Mr. Dodds, Mr. Martin-Flickinger, Mr. Ricketts, and Mr. Ruffel, the amount in this column includes their cash retainer and meeting fees for service on the Board of Directors of CSB.

(2)

This column shows the dollar amount of retainers deferred into RSUs or options under the DCP2. The corresponding RSUs or options were as follows: 4,040 options and 997 RSUs for Mr. Herringer; 5,875 options for Mr. Ruffel; 1,810 RSUs for Ms. Brown; 1,630 RSUs for Mr. Ellis; and 407 RSUs for Mr. Masrani.

(3)

The amounts shown in this column represent the grant date fair value of the RSU award. In 2025, non-employee directors who served the full year received an automatic grant of RSUs with a grant date fair value of $129,065.

(4)

The amounts shown in this column represent the grant date fair value of the stock option award. In 2025, non-employee directors who served the full year received an automatic grant of stock options with a grant date fair value of $86,009.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	33

  PROPOSAL ONE: ELECTION OF DIRECTORS

(5)

The following table shows the aggregate number of outstanding stock option and RSU awards held by the non-employee directors as of December 31, 2025. This includes stock options and RSUs acquired under the DCP2.

Name	Stock Option Awards	Restricted Stock Unit Awards

John K. Adams, Jr.	50,242	4,067

Marianne C. Brown	25,805	11,038

Joan T. Dea	44,017	4,067

Christopher V. Dodds	22,699	4,067

Stephen A. Ellis	109,779	16,128

Frank C. Herringer	71,118	154,419

Brian Levitt	20,296	—

Gerri K. Martin-Flickinger	25,805	4,067

Bharat Masrani	—	7,820

Todd Ricketts	23,942	—

Charles A. Ruffel	70,517	4,067

Arun Sarin	58,108	4,067

Carolyn Schwab-Pomerantz	31,191	2,819

Paula A. Sneed	29,354	55,848

(6)	Mr. Levitt and Mr. Masrani resigned from the board effective February 12, 2025.

(7)	Mr. Ricketts resigned from the board effective October 7, 2025.

34	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

PROPOSAL TWO: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

Proposal Two: Ratification of the Selection of Independent Auditors

The Audit Committee has the sole authority to appoint, retain, and terminate the independent auditors. The independent auditors report directly to the Audit Committee, and the Audit Committee is directly responsible for oversight of the work of the independent auditors. The Audit Committee oversees fees paid to the independent auditors and pre-approves all audit, internal control-related, and permitted non-audit services to be performed by the independent auditors. The Audit Committee conducts a comprehensive annual evaluation of the independent auditor’s qualifications, performance, and independence (including assessing non-audit fees and services). The Audit Committee takes into account the insight provided to the Audit Committee and the quality of information provided on accounting issues, auditing issues, and regulatory developments. The Audit Committee also considers whether, in order to ensure continuing auditor independence, there should be periodic rotation and selection of the lead audit partner and rotation of the audit firm itself, taking into consideration the advisability and potential costs and impact of selecting a different firm.

The Audit Committee has selected Deloitte as the company’s independent registered public accounting firm for the 2026 fiscal year. Deloitte has served in this capacity since the company’s inception. The Audit Committee evaluated Deloitte’s institutional knowledge and experience, quality of service, sufficiency of resources, and quality of the team’s communications and interactions, as well as the team’s objectivity and professionalism. As a result, the Audit Committee and the board believe that the retention of Deloitte for the 2026 fiscal year is in the best interests of the company and its stockholders. Although we are not required to submit the selection of the independent auditors to stockholders, we are asking for your ratification as part of the Audit Committee’s evaluation process of the independent registered public accounting firm for the next fiscal year.

We expect representatives of Deloitte to attend the annual meeting, where they will be available to respond to appropriate questions from stockholders and have the opportunity to make a statement.

Auditor Fees

Fees for services provided by Deloitte and the member firms of Deloitte Touche Tohmatsu Limited in the last two fiscal years were:

	2025	2024

Audit Fees[1]	$11,833,000	$11,598,350

Audit-Related Fees[2]	2,447,000	2,422,900

Tax Fees[3]	25,000	31,500

All Other Fees[4]	15,402	4,600

Total	$14,320,402	$14,057,350

(1)

Audit fees are the aggregate fees for professional services billed in connection with audits of the consolidated annual financial statements and the effectiveness of internal control over financial reporting, and reviews of the consolidated financial statements included in quarterly reports on Form 10-Q.

(2)	Audit-related fees include assurance and related services, service auditor reports over internal controls, review of SEC filings, and related services.

(3)	Tax fees include permitted compliance and advisory services such as tax return review, preparation and compliance, and advice on the application of rules or changes to tax laws.

(4)	All other fees represent fees not included in “audit fees,” “audit-related fees,” and “tax fees,” and in 2025 include charges for our license for the use of Deloitte’s accounting research tool.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	35

  PROPOSAL TWO: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

In addition to the services listed above, Deloitte provides audit and tax return review and preparation and compliance services to certain unconsolidated mutual funds, charitable trusts, and foundations. The fees for such services are included in the expenses of the mutual funds, charitable trusts, and foundations and borne by the stockholders of the funds and foundations. Amounts billed by Deloitte for these services were $ 3,536,625 for 2025 and $3,487,440 for 2024. These amounts are not included in the expenses of The Charles Schwab Corporation.

Non-Audit Services Policies and Procedures

The Audit Committee has adopted a policy regarding non-audit services performed by Deloitte. The Audit Committee’s policy prohibits engaging Deloitte to perform the following services:

▪	any contingent fee arrangement;

▪	bookkeeping or other services relating to accounting records or financial statements of the audit client;

▪	broker-dealer, investment advisor, or investment banking services;

▪	actuarial services;

▪	management and human resource functions (including executive search services);

▪	legal services or expert services unrelated to the audit;

▪	appraisal and valuation services, fairness opinions or contribution-in-kind reports;

▪	internal audit outsourcing;

▪	financial information systems design and implementation;

▪	tax consulting or advice or a tax opinion on an “aggressive” tax position or on a “listed transaction” or a “confidential transaction” as defined by U.S. Department of Treasury regulations; and

▪	tax services to employees who have a financial reporting oversight role.

The Audit Committee may approve other non-audit services in advance of their performance as part of its review and approval of Deloitte’s audit service plan. In addition, the Audit Committee has pre-approved three separate categories of non-audit services under the policy, subject to an annual aggregate dollar limit for each category. If the dollar limit in each of these three categories is reached, the Audit Committee will decide whether to establish an additional spending limit for the category or specifically pre-approve each additional service in the category for the remainder of the year. The three categories are:

▪	accounting theory consultation (includes services such as guidance on the application of GAAP to various transactions and guidance on the effects of new accounting pronouncements);

▪

assurance and due diligence (includes services such as certain service auditor reports over internal controls, review of SEC filings, consents related to financings that include audited financial statements, merger and acquisition due diligence, audit consultation pertaining to acquisitions or the calculation of gain or loss from dispositions, and employee benefit plan audits); and

▪

tax related services (includes tax return review, preparation and compliance, advice on the application of rules or changes to tax laws, and review of tax issues in connection with merger and acquisition activity).

Services not subject to pre-approval limits in one of the three categories above require specific pre-approval from the Audit Committee. Fees related to services requiring specific pre-approval are limited, on an annual basis, to 50% of the combination of audit fees, audit-related fees, and tax fees.

36	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL TWO: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The policy permits the Audit Committee to delegate pre-approval authority to one or more members of the Audit Committee, provided that the member or members report to the entire Audit Committee pre-approval actions taken since the last Audit Committee meeting. The policy expressly prohibits delegation of pre-approval authority to management.

Audit Committee Report

The Audit Committee has met and held discussions with management and the company’s independent registered public accounting firm. As part of this process, the committee has:

▪

reviewed and discussed the audited financial statements with management;

▪

discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

▪

received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s 2025 10-K, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

John K. Adams, Jr., Chair

Stephen A. Ellis

Gerri K. Martin-Flickinger

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	37

PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Proposal Three: Advisory Approval of Named Executive Officer Compensation

This proxy statement contains detailed information in the Compensation Discussion and Analysis and executive compensation tables regarding compensation of the NEOs. Our NEOs are those executive officers who are listed in the 2025 SCT. We ask that you provide an advisory vote to approve the following, non-binding resolution on NEO compensation:

RESOLVED, that the stockholders of The Charles Schwab Corporation approve the compensation paid to the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related footnotes, and narrative disclosures.

The advisory approval of NEO compensation is required by federal law, and the company currently conducts annual advisory votes on that compensation. Although the vote is not binding on the board or the Compensation Committee, the Compensation Committee intends to consider the vote as part of its evaluation of the company’s executive compensation programs.

Compensation Discussion and Analysis

Executive Summary

This section describes the company’s executive compensation program, policies, and practices, and how executive compensation is designed to support the company’s strategic objectives. It also summarizes the compensation decisions made for the company’s NEOs during 2025:

Named Executive Officer	Title[1]

Richard A. Wurster	President and Chief Executive Officer (CEO)

Michael D. Verdeschi	Managing Director and Chief Financial Officer (CFO)

Walter W. Bettinger II	Co-Chairman of the Board

Charles R. Schwab	Co-Chairman of the Board

Jonathan M. Craig	Managing Director and Head of Investor Services

[1]	Titles as of December 31, 2025.

38	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Compensation Discussion and Analysis Table of Contents

Summary of the Executive Compensation Program	43

Compensation Planning and the Decision-Making Process	44

Plan Design and Compensation Decisions	46

Compensation Policies	52

2025 Company Performance Highlights

In pursuing the “Through Clients’ Eyes” strategy, the company achieved the following performance results for 2025:

Total Client Assets $11.9 trillion 18% increase year-over-year	Net Income $8.9 billion	Active Brokerage Accounts 38.5 million 6% increase year-over-year

Diluted EPS $4.65 Adjusted Diluted EPS(1) $4.87	ROCE 21% ROTCE(1) 38%	Core Net New Assets $519.4 billion 42% increase year-over-year

(1)

For reconciliation of our results as reported under GAAP to non-GAAP financial measures, including diluted earnings per common share (EPS) to adjusted diluted EPS and ROCE to ROTCE, please see Appendix A beginning on page Appendix A-1.

In addition, we are honored to be the recipient of a number of awards and recognitions, including those listed below.

▪	StockBrokers.com recognized the company as Best Overall Broker for the second consecutive year in 2025 in its 2026 Annual Awards.

▪

For the third year in a row, U.S News & World Report recognized the company as the Best Investing Platform Overall in its 2025 U.S News Money Awards, as well as best platform for stock, options, and forex trading.

▪	For the 13th year, Investor’s Business Daily recognized the company as a Best Online Broker in its 2026 rankings.

▪	Newsweek recognized Charles Schwab for America’s Best Customer Service 2025 in its 2025 rankings.

▪	For the seventh year in a row, CSB ranked #1 in J.D. Power’s U.S. Direct Banking Satisfaction Study.

▪	Kiplinger recognized the company as #1 in education and service for 2025.

▪

The company ranked #1 in the Advanced Trading, Ease of Use, Customer Service, Stock Research, Mobile Trading Apps and High Net Worth Investors categories of StockBrokers.com 2026 Broker Industry Award rankings.

▪	For the ninth year in a row, Points of Light, the world’s largest organization dedicated to volunteer service, recognized the company as one of America’s 50 most community-minded companies.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	39

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

2025 was a record year for Schwab. Our clear purpose and unabated focus on serving our clients led to growth on all fronts. Our client focused framework centered on four pillars: offering new products and tools to meet the unique needs of our clients, executing brilliantly on the basics, seeking continuous improvements to scale and efficiency, and attracting talent and empowering that talent to best serve our clients. Our results demonstrate the success of this collective dedication. Doing more for our growing client base bolstered Schwab’s diversified revenue model. Clients are conducting more of their lives at Schwab, with record engagement across wealth management, trading, and banking. The combination of our business momentum, strong engagement, and favorable equity markets drove the strong performance results we achieved in 2025.

With a relentless focus on clients, we are continuing to innovate with solutions, capabilities, and experiences to meet investors’ evolving needs. With strong competitive positioning, healthy business fundamentals, and a growing diverse client base our momentum continues to be strong. We are confident that the combination of our “Through Clients’ Eyes” strategy and managing “through the cycle” financial formula will continue to drive sustained long-term profitable growth for our clients and stockholders.

Overview of the Executive Compensation Program

The executive compensation program supports the company’s strategic objectives through the following design principles:

Pay for Performance	Stockholder Value Creation	Risk Management

▪ Link executives’ pay with company financial and stock price performance. ▪ Reward executives for individual performance.	▪ Promote profitable growth that delivers on the annual and long-term operating plan. ▪ Attract, retain, and reward talented executives.	▪ Create appropriate balance of risk and reward. ▪ Ensure effective governance and risk management practices are in place.

40	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

The Compensation Committee is dedicated to delivering a robust and balanced executive compensation program, that aims to support a strong link between executive pay and the company’s financial performance. The executive compensation program uses three primary compensation elements: base salary, annual cash incentives, and LTIs. Certain design aspects and governance practices included in the program are summarized below:

▪

Short- and Long-Term Incentives. Both short- and long-term incentive plans are designed to balance sound short-term decision-making with the creation of long-term stockholder value.

▪

Equity Awards. A combination of stock options and performance-based restricted stock units (PBRSUs) align executives’ interests with the creation of long-term stockholder value.

▪

Multi-Year Vesting and Performance Periods. Stock options vest annually over four years and PBRSUs vest on the third anniversary of grant based on achievement of multi-year financial goals.

▪

Market-Based Analysis. Executive compensation and related practices are regularly evaluated against select peer companies and the broader market to maintain the competitiveness of the company’s executive compensation program.

▪

Risk Management. Annual review of incentive compensation practices and policies and their potential impact on employee risk-taking.

▪

Limited Perquisites. Executives receive limited perquisites with no financial planning assistance or special retirement and/or benefit plans and tax gross-ups only in limited circumstances.

▪

Stock Ownership Guidelines. CEO and other executive officers are required to maintain minimum stock ownership levels (5x and 3x base salary, respectively) to reinforce the alignment of their interests with stockholder interests.

▪

Recoupment Policies. The Company maintains both the mandatory recoupment policy that aligns with NYSE requirements and a broader policy to ensure coverage of all executive incentive-based compensation.

▪

Policy Against Hedging. Our Insider Trading Policy prohibits speculative trading in the company’s stock or derivatives thereof, including certain hedging activities.

In addition, most executive compensation is delivered through variable, performance-based incentives: 93% for the CEO and 88% on average for the other NEOs.

2025 CEO Pay Mix[1]	2025 Average of Pay Mix of All Other Named Executive Officers[1]

[1]

Pay mix is based on amounts in the 2025 SCT. Annual Cash Incentive is the amount reported for the Corporate Executive Bonus Plan (CEBP) in the Non-Equity Incentive Plan Compensation column of the 2025 SCT. Stock Awards include the amounts reported in the Stock Awards column of the 2025 SCT and represent the annual PBRSU award.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	41

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Key Executive Compensation Actions for 2025

The Compensation Committee regularly reviews and evaluates the company’s executive compensation program and related policies and considers stockholder views regarding executive compensation. For 2025, the Compensation Committee:

▪  assessed the competitiveness of executive compensation using peer group and industry survey data;

▪  continued to use adjusted diluted EPS as the performance measure for the CEBP to align executives’ actions around operating performance and capital structure in support of long-term profitability:

▪

set target for adjusted diluted EPS in alignment with the company’s board-approved 2025 financial plan;

▪

provided for a payout of 50% of the target for a threshold level of performance with no payout for performance below the threshold;

▪

approved annual cash incentive funding under the CEBP of 116.51% of the target set by the Compensation Committee, based on the company’s financial performance;

▪  continued to award a mix of LTI comprising 60% PBRSUs and 40% stock options;

▪  approved payout under the PBRSUs that vested based on the three-year performance period from January 1, 2023, through December 31, 2025 (the 2023 PBRSU award) at 100.00% of target based on the company’s financial performance as measured by ROTCE divided by COE for the three-year performance period;

▪  granted PBRSUs with terms similar to prior years to ensure consistent executive focus on long-term performance:

▪

cliff vesting and a three-year performance period;

▪

performance measured by the amount by which ROTCE exceeds COE; this ratio is appropriate for measuring long-term company performance because it reflects the creation of financial value for stockholders above the cost of capital;

▪

threshold level of performance that provides a payout of 50% of the target, providing a below target award opportunity in the event of positive performance that does not meet the target level.

Response to Advisory Vote on Say-on-Pay and Stockholder Engagement

The Compensation Committee considers the result of the stockholders’ advisory say-on-pay vote when reviewing and evaluating the executive compensation program throughout the year. The Compensation Committee noted the overall support of the stockholders, who approved the company’s advisory say-on-pay proposal with approximately 85% of the vote at the company’s 2025 annual meeting of stockholders and a five year average of 91%. The Compensation Committee believes this vote reflects broad support for the executive compensation program and policies.

The Compensation Committee continues to review and evaluate the company’s executive compensation program and policies in the context of the company’s business, regulatory requirements, and evolving best practices. As part of this process, members of investor relations, legal, and human resources meet with stockholders each year on a variety of topics, and the Compensation Committee takes into consideration stockholder views regarding executive compensation.

Given the nature of the feedback received through stockholder engagement and the results of the company’s 2025 say-on-pay vote, the Compensation Committee determined that the executive compensation program should remain generally consistent with existing practice.

42	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Summary of the Executive Compensation Program

The Compensation Committee believes that incorporating three compensation elements – fixed base salary, annual cash incentives, and long-term incentives in the form of equity awards – into the executive compensation program enables the recruitment and retention of talented executives and incentivizes them to act in the best interests of the company and its stockholders. The executive compensation program favors variable, performance-based opportunities as opposed to fixed base pay in alignment with our pay for performance philosophy. Both short-term incentive opportunities and long-term incentive opportunities are included in the program to ensure there is an appropriate balance of risk and reward. Further, the Compensation Committee chooses incentive plan measures based on their ability to work together to drive executives’ focus on short-term profitability that supports the creation of value over the long term. Incentive plan design, along with incentive plan goals aligned to the long-term board-approved financial plan, are reviewed and approved annually by the Compensation Committee in its January meeting. Individual compensation targets for each NEO are also approved during this meeting.

The table below provides additional detail about the objective of each compensation element and how each element supports the design principles of pay for performance, stockholder value creation, and risk management.

Element of Compensation
	Fixed	Variable
	Base Salary	Annual Cash Incentives	Long-Term Incentives (Schwab Stock)

Objective	Provides a fixed level of compensation	Aligns pay with both individual and company performance	Aligns pay with long-term value creation

Design Principle

Pay for Performance

▪ Reward NEOs for individual performance

▪ Link pay with company financial and stock performance

Stockholder Value Creation

▪ Promote profitable growth that delivers on the annual and long-term operating plan

▪ Attract, retain, and reward talented executives

Risk Management

▪ Create appropriate balance of risk and reward

▪ Ensure effective governance and risk management practices are in place

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	43

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Compensation Planning and the Decision-Making Process

The Compensation Committee receives input from several sources throughout the year that help inform its decision-making. Data and advice from its independent compensation consultant, Semler Brossy, feedback from stockholders, information from external market practice surveys, and individual performance and risk assessments are all considered by the Compensation Committee when determining plan design and making compensation decisions for the NEOs.

Independent Compensation Consultant together with Human Resources Department

- Prepares a competitive pay analysis with data from peer company proxy statements and industry survey data.
- Gathers information about the economic environment and market trends.
- Provides information about the company's performance, how executives' roles and responsibilities have evolved, each executive's experience, responsibilities, changes in job scope, individual performance, individual risk assessment, and pay relative to internal peers.
- Creates a tally sheet for each executive that includes the executive's actual and proposed compensation, equity award activity, and equity award, 401(k), and deferred compensation balances.

Management

- CEO prepares initial recommendations regarding merit changes, developed in consultation with the Co-Chairmen and the Head of Human Resources.
- CEO prepares initial recommendations regarding performance criteria and goals for annual and long-term incentives, developed in consultation with the Head of Human Resources and the CFO.
- Chief Risk Officer advises regarding the design and results of incentive compensation programs to ensure consistency with the company's financial plan, strategic objectives, and risk profile.

Compensation Committee

- Evaluates, together with Semler Brossy and the Co-Chairmen, the performance and compensation of members of the Executive Council, which includes the CEO and the other NEOs.
- May approve management's recommendations or may adjust based on its own assessment of the data provided, additional information it seeks from management or its independent consultant, or other factors before making a final determination for each NEO.
- Evaluates the Co-Chairmen's performance and compensation as part of the decision-making process. Recommends compensation for the non-employee directors on the board.

Executives recuse themselves when the Compensation Committee deliberates or votes on their compensation.

While the Compensation Committee considers the information provided by management and Semler Brossy, it does not delegate authority to management for executive compensation decisions.

The Compensation Committee does not use a formula or assign a weight to the various factors considered in setting compensation and does not target a specific percentage mix between cash compensation and LTI or any specific percentage of total compensation for each compensation element. This approach aims to align short-term achievements with long-term value creation, and to support a strong link between executive pay and the company’s financial performance.

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Peer Group

The Compensation Committee uses a peer group as a market reference point for plan design, assessment of the competitiveness of the executive compensation program, and when making pay decisions for executives and non-employee directors. Potential peers are selected from a broad group of companies in select industries based on an evaluation of the following factors:

▪	quantitative: revenue; market capitalization; and number of employees; and
▪	qualitative: business model; geographic coverage; and competition for customers and/or employees.

There are a limited number of companies comparable to the company in terms of business model and geographical coverage. The Compensation Committee aims to create a balanced composition of brokerage firms, banking and asset management companies, and companies that provide custody services and process a significant daily volume of consumer financial transactions.

The Compensation Committee reviews the peer group annually to ensure that it remains relevant as a market reference tool. Modifications are made as necessary to reflect changes within the company, among peers, or within the industry. In the fall of 2024, the Compensation Committee reviewed the peer group based on the factors noted above and did not make any changes. The peer group used for compensation analyses for 2025 was:

Asset Management
▪ Ameriprise Financial ▪ Blackrock, Inc. ▪ Franklin Resources	▪ Goldman Sachs ▪ Northern Trust ▪ T. Rowe Price Group

6 Peers

Brokerage
▪ Fidelity Investments ▪ LPL Financial Holdings	▪ Morgan Stanley ▪ Raymond James Financial

4 Peers

Banking
▪ Fifth Third Bank ▪ PNC Financial Group, Inc.	▪ Truist ▪ U.S. Bancorp

4 Peers

Custody and Processing
▪ Bank of New York Mellon ▪ Discover Financial Services ▪ Mastercard, Inc.	▪ PayPal ▪ State Street ▪ Visa, Inc.

6 Peers

During the annual review of the peer group to be used in 2026, the Compensation Committee approved the removal of Discover Financial Services due to its acquisition by Capital One. The Committee also approved the removal of Fidelity Investments, noting the lack of readily available executive compensation disclosures. The Committee will continue to review Fidelity and other similar companies and will consider including them in the peer group if they become publicly traded companies subject to executive compensation disclosure requirements.

Compensation Consultant

Under its charter, the Compensation Committee is authorized to retain the services of an external compensation consultant to provide guidance and advice to the committee on all matters covered by its charter. Accordingly, the Compensation Committee engaged Semler Brossy as its external compensation consultant and approved all the terms of the engagement. In 2025, Semler Brossy performed the following key services:

▪	attended and participated in each Compensation Committee meeting held during 2025;
▪	advised on market trends, competitive practices, and the peer group composition;
▪	advised on compensation for the CEO, the Co-Chairmen, and the other executive officers;
▪	reviewed tally sheets, reflecting each executive officer’s total compensation and compensation mix;
▪	provided an annual comparative review of the performance and executive pay levels for the company and its peer group;
▪	reviewed the company’s annual cash incentive and LTI design against incentives used by peer group companies; and
▪	advised on new regulations impacting the executive compensation program.

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  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Semler Brossy was engaged by the Compensation Committee directly and does not provide other services for the company. To assess Semler Brossy’s independence, the Compensation Committee reviews information regarding potential conflicts of interest, including any other services Semler Brossy provides to the company, fees received from the company as a percentage of Semler Brossy’s total revenue, policies and procedures designed to prevent conflicts of interest, any business and/or personal relationships with members of the Compensation Committee, company stock owned, and any business and/or personal relationships between Semler Brossy consultants and any executive officer of the company. The annual independence assessment for 2025 did not identify any conflicts of interest or independence issues related to Semler Brossy’s services.

Plan Design and Compensation Decisions

The following describes each compensation element included in the executive compensation program, along with the compensation decisions made and any changes made for 2025.

Base Salary

Base salary is a fixed element of executive compensation. NEOs receive a small percentage of their overall compensation in base salary. Base salaries are established at levels intended to attract, motivate, and retain talented executive officers. The Compensation Committee reviews base salary annually or at the time of promotion or hire, as applicable.

The Compensation Committee approved the base salaries listed below in its January 2025 meeting, effective February 24, 2025, except that for Mr. Wurster and Mr. Bettinger, the Compensation Committee approved the base salary adjustments effective January 1, 2025, the effective date of the leadership transition announced in September 2024.

Executive	2024 Base Salary	2025 Base Salary	Change ($)	Change (%)

Richard A. Wurster	$1,000,000	$1,250,000	$ 250,000	25.0%

Michael D. Verdeschi	$ 900,000	$ 930,000	$ 30,000	3.3%

Walter W. Bettinger II	$1,500,000	$ 850,000	$(650,000)	(43.3)%

Charles R. Schwab	$ 900,000	$ 900,000	$ 0	0%

Jonathan M. Craig	$ 775,000	$ 835,000	$ 60,000	7.7%

Annual Cash Incentive

Each NEO is eligible to earn an annual cash incentive pursuant to the CEBP, the intent of which is to reward executives for strong results during the performance year, in support of long-term value creation. In the first quarter of 2025, the Compensation Committee established the performance criterion for the CEBP, set performance goals, and approved a target bonus award, expressed as a percentage of base salary, for each NEO.

The Compensation Committee chose to use adjusted diluted EPS as the performance criterion for the CEBP because it believes the measure provides a comprehensive assessment of the company’s profitability and focuses executives on operating performance and decisions around capital structure.

As part of the CEBP, adjusted diluted EPS goals and payouts were established with a matrix of threshold, target, and maximum performance goals with potential payouts ranging from 0% to 200% of a target award. Awards would be paid out at 100% of target if the target adjusted diluted EPS goal set by the Compensation Committee, in alignment with the company’s 2025 financial plan approved by the board, was achieved. The matrix established both a threshold level of performance that was equal to 50% of the target adjusted diluted EPS goal and a maximum level of performance that was equal to 200% of the target adjusted diluted EPS goal. Payouts for adjusted diluted EPS

46	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

results between threshold and target and between target and maximum levels would be interpolated. No payout would be made for performance below the threshold, and no additional payout would be made for performance above the maximum.

When determining whether and the extent to which the performance goal has been achieved, the Compensation Committee reviews unusual gains and losses and whether results have been achieved in a manner consistent with the company’s risk profile. Based on this review, the Compensation Committee may exercise discretion to reduce payout levels.

For 2025, the Compensation Committee approved the following threshold, target, and maximum performance goals for adjusted diluted EPS in line with the company’s 2025 financial plan approved by the board, and the following result was achieved:

2025 Annual Cash Incentive Performance Criterion and Result

*  For purposes of the CEBP, adjusted diluted EPS is defined as the fully diluted EPS for net income available to common stockholders calculated in accordance with GAAP for the applicable performance period, adjusted to remove the after-tax fully diluted per share impact of (i) acquisition and integration-related costs, (ii) amortization of acquired intangible assets, and (iii) restructuring costs, as defined by the company’s Use of Non-GAAP Financial Measures Policy and supported by the company’s policy guidance defining acquisition and integration-related and restructuring costs. Adjusted diluted EPS is subject to further categories of adjustments and exclusions for unusual items approved by the Compensation Committee at the time the performance criterion was established. For a reconciliation of GAAP diluted EPS to non-GAAP adjusted diluted EPS, please see Appendix A beginning on page Appendix A-1.

When setting performance goals for incentive plans, the Compensation Committee uses the financial plan approved by the board in the first quarter of each year. The 2025 financial plan was set in consideration of many factors including the continued decline in interest rates, significant progress on reducing higher-cost funding, continued strong client engagement, and disciplined expense management. In alignment with the 2025 financial plan, the Compensation Committee approved the target goal for adjusted diluted EPS achievement at $4.18 for the year ended December 31, 2025.

In January 2026, the Compensation Committee reviewed performance, certified a funding level of 116.51% based on an adjusted diluted EPS result of $4.87, and determined that the company achieved these results while maintaining an appropriate risk profile. The Compensation Committee did not make any adjustments or apply negative discretion to reduce the payout for the CEBP generally or with respect to any individual NEO.

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  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

The Compensation Committee approved the following annual cash incentives for 2025:

Executive	2025 Earned Salary	2025 Target Annual Cash Incentive (%)	2025 Target Annual Cash Incentive ($)(1)	2025 Actual Annual Cash Incentive ($)(2)

Richard A. Wurster	$1,248,468	325%	$4,057,519	$4,727,416

Michael D. Verdeschi	$ 925,632	250%	$2,314,081	$2,696,136

Walter W. Bettinger II	$ 853,985	250%	$2,134,962	$2,487,444

Charles R. Schwab	$ 900,000	250%	$2,250,000	$2,621,475

Jonathan M. Craig	$ 826,265	200%	$1,652,529	$1,925,362

(1)	Target annual cash incentive equals 2025 earned salary multiplied by the 2025 target annual cash incentive percentage approved by the Compensation Committee for each NEO.

(2)	Actual annual cash incentive equals 2025 target annual cash incentive multiplied by the funding level of 116.51% for each NEO.

Long-Term Incentives

The Compensation Committee believes that LTIs align executives’ interests with the long-term interests of the company and its stockholders. For 2025, LTIs were comprised of 60% PBRSU grants and 40% stock option grants. In the first quarter of 2025, the Compensation Committee approved the following LTIs with a grant date of March 3, 2025, for the NEOs pursuant to the 2022 Stock Incentive Plan:

Executive	2025 PBRSUs ($) (60% of Award)	2025 Stock Option ($) (40% of award)	2025 Total LTI ($)

Richard A. Wurster	$7,612,500	$5,075,000	$12,687,500

Michael D. Verdeschi	$2,610,000	$1,740,000	$ 4,350,000

Walter W. Bettinger II	$1,725,000	$1,150,000	$ 2,875,000

Charles R. Schwab	$3,000,000	$2,000,000	$ 5,000,000

Jonathan M. Craig	$2,100,000	$1,400,000	$ 3,500,000

Stock Options – The Compensation Committee included stock options in the equity mix to ensure that a portion of the LTI program is growth-oriented and aligns executives’ incentives with the company’s stockholders and stock price. Stock options granted to NEOs in 2025 will vest 25% annually over four years. Please see “Guidelines and Practices for Timing of Equity Awards” below for more information on our practices relating to the timing of option awards.

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PBRSUs – The Compensation Committee includes PBRSUs in the equity mix to tie executives’ incentive opportunities to the results achieved on multi-year financial performance goals. For the 2025 PBRSU awards, the Compensation Committee approved a target performance goal based on the extent to which ROTCE exceeds COE for the three-year performance period from January 1, 2025, through December 31, 2027. The Compensation Committee believes the ratio of ROTCE over COE is appropriate for measuring long-term company performance because it reflects the creation of financial value for stockholders in all phases of the business cycle and measures the earnings power of the company, while excluding the impact of certain unrealized gains or losses. Executives will be able to earn between zero and 200% of the target award based on the company’s performance. PBRSU awards granted in 2025 will be earned according to the following matrix:

PBRSU Performance Matrix

ROTCE(1) Divided by COE(2) Result(3)			Payout %

	≤	149.99%	0%

150.00%	to	199.99%	50% - 100%(4)

200.00%	to	600.00%	100%

600.01%	to	799.99%	100% - 200%(4)

	≥	800.00%	200%

(1)

For purposes of the 2025 PBRSU awards, ROTCE is the simple average ROTCE determined separately for each calendar year in the three-year performance period. ROTCE was defined as adjusted net income available to common stockholders for the calendar year divided by average tangible common stockholders’ equity (defined as the balance of tangible common stockholders’ equity at the beginning of the calendar year plus the balance of tangible common stockholders’ equity at the end of the calendar year divided by two). Adjusted net income available to common stockholders equals net income available to common stockholders calculated in accordance with GAAP for the applicable performance period, adjusted to remove the after-tax impact of (i) acquisition and integration-related costs, (ii) amortization of acquired intangible assets, and (iii) restructuring costs, as defined by the company’s Use of Non-GAAP Financial Measures Policy and supported by the company’s policy guidance defining acquisition and integration-related and restructuring costs. Tangible common stockholders’ equity equals total stockholders’ equity calculated in accordance with GAAP, minus the sum of (i) preferred stock, (ii) goodwill, (iii) acquired intangible assets, and (iv) deferred tax liabilities related to goodwill and acquired intangible assets.

(2)

COE is defined as the simple average COE based on the twelve quarters in the three-year performance period. COE is calculated using the Capital Asset Pricing Model, which is a commonly used financial metric that incorporates the risk-free interest rate (the company uses the six-month average of the five-year Treasury rate), the beta of the company’s common stock (a measure of the volatility of the company’s common stock relative to the broader equity market), and a market equity risk premium (an estimate of the expected excess return required for holding equities instead of a risk-free asset).

(3)

In determining whether performance goals have been met, the Compensation Committee excludes any gains or losses for items that, collectively, exceed the threshold level of $50 million, provided that each individual item exceeds $20 million, from any unusual or non-recurring items, including those not already contemplated in the company’s financial plan at the time of grant, including, but not limited to: (i) charges, costs, benefits, gains or income associated with reorganizations or restructurings of the company, mergers or acquisitions by the company, discontinued operations, goodwill, other intangible assets, long-lived assets (non-cash), real estate strategy (e.g., costs related to lease terminations or facility closure obligations), litigation or the resolution of litigation (e.g., attorney’s fees, settlements or judgements), or currency or commodity fluctuations; and (ii) the effects of changes in applicable laws, regulations or accounting principles, and any other unusual or non-recurring gains or losses, provided that such items are not already taken into account in the normal calculation of performance.

(4)	Results determined based on linear interpolation.

The Compensation Committee also considers whether results have been achieved in a manner consistent with the company’s risk profile. Based on this review, the Compensation Committee may exercise discretion to reduce payouts.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	49

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Vesting of PBRSUs for the Performance Period Ended December 31, 2025

In January 2023, the Compensation Committee approved a grant of PBRSUs with a three-year performance period beginning on January 1, 2023, and ending on December 31, 2025, with payment under the award subject to the Compensation Committee certifying achievement of the applicable performance goals. The 2023 PBRSU awards were based on the level at which ROTCE excluding Accumulated Other Comprehensive Income (AOCI) exceeded COE according to the PBRSU Performance Matrix as follows:

PBRSU Performance Matrix

ROTCE excluding AOCI versus COE Result			Payout %

	<	100%	0%

100%	to	199.99%	50% - 100%(1)

200%	to	600%	100%

>600%	to	800%	100% - 200%(1)

>800%			200%

(1)	Results determined based on linear interpolation.

When determining whether performance goals for the 2023 PBRSU awards were met, the Compensation Committee reviewed final company results for the three-year performance period showing that ROTCE excluding AOCI divided by COE was 213.37%, based on a three-year average ROTCE excluding AOCI of 20.27% and a twelve-quarter average COE of 9.50%, as calculated under the terms of the 2023 PBRSU awards, which according to the PBRSU Performance Matrix, results in a 100.00% award payout. Based on the Compensation Committee’s review as described, the Compensation Committee certified achievement of the performance goals for the 2023 PBRSU awards and approved a payout at target at 100.00% with no discretionary exceptions or adjustments.

The Compensation Committee determined the above results were appropriate given the progress made on long-term initiatives during the three-year performance period.

Other Compensation

Executive Benefits and Perquisites

The Compensation Committee previously approved the use of fractionally owned aircraft by Mr. Wurster and Mr. Bettinger for personal travel, including guest travel on business flights. In response to external events and an assessment of the company’s CEO security practices, in April 2025, the Compensation Committee approved an executive aircraft benefit allowing Mr. Wurster to utilize fractionally owned aircraft for personal travel up to an annual allowance of $300,000. In 2025, Mr. Wurster’s personal usage was within the annual allowance amount. In 2025, Mr. Bettinger was required to reimburse the company for the aggregate incremental costs of any personal use of the aircraft, subject to Federal Aviation Administration regulations. There were no such additional incremental costs to the company in 2025.

For NEOs, the company:

▪	does not provide special financial planning assistance;
▪

generally does not gross up payments to cover executives’ personal tax liability, except in limited circumstances such as a retirement gift of nominal value or relocation assistance on the same basis offered to all retiring or relocating employees;

▪	does not offer executive retirement or medical plans; and
▪	does not match contributions to the deferred compensation plan.

50	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Employee Benefit Plans

The company does not offer defined benefit and actuarial pension plans, special retirement plans, or other non-qualified excess plans for executives; or above-market or preferential earnings under non-qualified deferred compensation plans or defined contribution plans.

Executive officers may participate in the company’s 401(k) plan, the ESPP, and a deferred compensation plan available to officers and other key employees. The ESPP is available to all eligible employees subject to Internal Revenue Service limits, except Mr. Schwab, who is excluded from the ESPP because he beneficially owns more than 5% of the company’s stock.

Severance

All employees, including executive officers other than Mr. Schwab, are eligible to receive severance benefits under The Charles Schwab Severance Pay Plan (Severance Plan), which is described in the narrative following the Termination and Change in Control Benefits Table. Benefits are available under this plan only in the event of termination of employment on account of job elimination. Under the Severance Plan, executive officers are eligible to receive 15 days of base salary for each year of service with a minimum of seven months and a maximum of 12 months of severance pay, a prorated bonus, and LTI amounts scheduled to vest up to one year post termination. Mr. Schwab is entitled to severance benefits pursuant to his employment agreement, as described in the narrative to the 2025 Termination and Change in Control Benefits Table.

Employment Agreement for Mr. Schwab

The company and Mr. Schwab entered into an amended employment agreement, effective March 31, 2003, and stockholders approved the annual bonus provision contained therein. The amended agreement had an initial term of five years and provides that the term of the employment agreement is automatically extended by an additional year as of each March 31, under the same terms and conditions, unless beforehand either party provides notice to the other of an intention not to extend it. To address potential penalty taxes on deferred compensation pursuant to Section 409A of the Internal Revenue Code and associated regulations, the board and Mr. Schwab agreed to amendments to his employment agreement in 2008 to specify the timing of payments, establish definitions of triggering events that are consistent with Internal Revenue Service guidance under Section 409A, and delay certain payments until six months after Mr. Schwab terminates employment, as required by Section 409A for certain employees.

The amended employment agreement provides for an annual base salary, subject to annual review by the board, and provides that Mr. Schwab will be entitled to participate in all compensation and benefit programs made available to other executive officers, including stock-based incentive plans. Mr. Schwab’s bonus is determined under the CEBP, as described elsewhere in this Compensation Discussion and Analysis.

The employment agreement prohibits Mr. Schwab from becoming associated with any business competing with the company during the term of the agreement and for a period of five years following a voluntary resignation of employment. However, that restriction does not apply if Mr. Schwab resigns his employment within 24 months of a change in control of the company.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	51

  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Compensation Policies
Stock Ownership Guidelines
The board has adopted and maintains stock ownership guidelines to promote significant equity ownership by executives and further align their long-term financial interests with those of other stockholders. Under the guidelines:

Chief Executive Officer	All Other Executives

▪ Expected to maintain an investment position in company stock equal to at least five times base salary.	▪ Expected to maintain an investment position in company stock equal to at least three times base salary.
Shares owned directly, shares beneficially owned under company benefit plans, restricted stock, RSUs, and PBRSUs are included in determining ownership levels, but stock options are not. PBRSUs are included when computing ownership as they comprise 60% of an executive’s equity mix and the company does not utilize RSUs in its equity mix for the NEOs. The Compensation Committee monitors compliance with the stock ownership guidelines and may take compensation-related action if the target ownership levels are not met within five years after NEOs assume their respective positions. The Compensation Committee annually reviews each NEO’s holdings against their stock ownership guideline in its April meeting. For 2025, each NEO had either met their stock ownership requirement or was within the five-year target ownership achievement period.
Guidelines and Practices for Timing of Equity Awards
Our Equity Grant Policy prohibits manipulation of the timing of the grant of stock-based awards, including stock option awards, relative to the release of material non-public
information. The company does not take material
non-public
information or the disclosure thereof into account when determining the timing and terms of option awards and has not timed the disclosure of material non-public
information for the purpose of affecting the value of executive compensation. Our longstanding practice has been for the Compensation Committee to approve annual LTI grants (including stock options) to our directors and executive officers at each regularly scheduled January meeting of the Compensation Committee or, in limited cases involving the hiring of key recruits or promotions, by a special meeting or unanimous written consent. The grant date is the meeting date, or a fixed, future date specified at the time the Compensation Committee acts. Generally, the grant date for the LTI awards (including stock options) for executive officers is on the first trading day of March, and non-employee
directors receive annual RSU and option grants on the second business day after the annual meeting of stockholders. Under the terms of the company’s 2022 Stock Incentive Plan, the exercise price of options cannot be less than the closing price of company stock on the grant date.
During 2025, the company did not grant stock options to any of its NEOs in any period beginning four business days prior to and ending one business day after the filing of a periodic report on Form
10-Q,
Form
10-K
or current report on Form
8-K
that disclosed material
non-public
information.
Recoupment Policies
Pursuant to SEC clawback rules required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the NYSE listing standards implementing those rules, the Compensation Committee approved the company’s Section 16 Officer Incentive Compensation Recovery Policy. This policy is applicable only to Section 16 officers, complies with the SEC and NYSE clawback requirements, and covers all incentive-based compensation (as defined in SEC rules), including CEBP bonuses and PBRSUs granted under the company’s stock incentive plans.

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  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

In addition, the company adopted an Executive Council Incentive Compensation Recovery Policy, which applies to all executives and former executives (Section 16 and non-Section 16 officers) whose compensation is or was determined by the Compensation Committee and gives the Compensation Committee discretion to initiate recovery for actions related to an accounting restatement, fraud, or misconduct.

The Compensation Committee reserves the right under the Executive Council Incentive Compensation Recovery Policy to reduce or cancel equity awards or require executives to disgorge any profit realized from equity awards in the event of certain securities law violations. The company also reserves the right to cancel equity awards of employees who are terminated for cause.

Risk Assessment

The Compensation Committee reviewed the 2025 annual report by the company’s Human Resources and Corporate Risk Management Departments on incentive compensation practices and policies throughout the company and the potential impact on risk-taking by employees. The report reviewed payouts, risk ratings, and balancing methods for incentive compensation plans, changes to new or existing incentive compensation plans and programs made in 2025, bank product incentives, and enhancements to the incentive compensation risk management program.

The annual report identified the following risk-mitigating compensation practices currently in place:

▪	a balanced mix of compensation components (i.e., base salary, annual cash incentives, and LTI);
▪	a balanced suite of performance metrics with a strong link to stockholder value;
▪	payments may be subject to adjustment based on risk management factors;
▪	performance goals based on financial plans approved by the board;
▪	caps on annual incentive opportunities and PBRSU payouts;
▪	a four-year vesting period for stock options and RSUs with limited opportunities for accelerated vesting;
▪	a three-year performance period and cliff-vesting for PBRSUs with limited opportunities for accelerated vesting; and
▪	meaningful executive stock ownership guidelines.

The annual risk report also identified the following risk-mitigating oversight practices currently in place:

▪	approval of executive compensation by an independent board committee with advice from an independent compensation consultant;
▪	review of plan design and performance results for all executive incentive plans by the corporate risk officer;
▪	annual review of incentive plan performance, along with centralized design and administration of all incentive plans;
▪	a committee of senior management overseeing the company’s incentive compensation risk management program and reporting directly to the Compensation Committee;
▪	risk management performance assessments for covered employees as defined in the 2010 Guidance on Sound Incentive Compensation Policies; and
▪	monitoring of incentive compensation plan results to identify emerging risks and recommend modifications and balancers, as appropriate.

In addition, when reviewing the design of and payments pursuant to executive incentive compensation programs, the Compensation Committee considers input by the Managing Director and Chief Risk Officer regarding consistency with the company’s financial plan, strategic objectives, and risk profile.

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  PROPOSAL THREE: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the company’s 2025 10-K and the proxy statement on Schedule 14A.

Compensation Committee of the Board of Directors

Paula A. Sneed, Chair

Joan T. Dea

Frank C. Herringer

54	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXECUTIVE COMPENSATION TABLES

Executive Compensation Tables

The following tables show compensation information for the NEOs: Richard A. Wurster, President and CEO, Michael D. Verdeschi, Managing Director and CFO; and the next three most highly compensated executive officers as of December 31, 2025.

2025 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards[1] ($)	Option Awards[2] ($)	Non-equity Incentive Plan Compensation[3] ($)	All Other Compensation[4] ($)	Total ($)

Richard A. Wurster President and Chief Executive Officer	2025 2024 2023	1,248,468 1,000,000 984,615	— — —	7,612,553 4,800,066 4,800,004	5,075,019 3,200,019 3,200,004	4,727,416 3,530,700 2,155,126	91,766 18,702 17,614	18,755,222 12,549,487 11,157,363

Michael D. Verdeschi Managing Director and Chief Financial Officer	2025 2024	925,632 553,846	— —	2,610,014 4,350,017	1,740,014 —	2,696,136 1,629,554	145,908 27,239	8,117,704 6,560,656

Walter W. Bettinger II Co-Chairman	2025 2024 2023	853,985 1,500,000 1,500,000	— — —	1,725,011 10,950,021 10,950,019	1,150,009 7,300,016 7,300,015	2,487,444 6,620,062 4,104,000	44,785 18,460 17,710	6,261,234 26,388,559 23,871,744

Charles R. Schwab[5] Co-Chairman	2025 2024 2023	900,000 900,000 884,616	— — —	3,000,074 3,000,017 3,000,041	2,000,016 2,000,002 2,000,016	2,621,475 2,648,025 1,613,539	18,614 18,364 17,518	8,540,179 8,566,408 7,515,730

Jonathan M. Craig Managing Director and Head of Investor Services	2025 2024	826,265 775,000	— —	2,100,020 1,980,008	1,400,011 1,320,016	1,925,362 1,824,195	18,663 18,247	6,270,321 5,917,466

(1)

The amounts shown in this column represent the aggregate grant date fair value of PBRSUs and, for Mr. Verdeschi in 2024, RSUs and do not reflect the amounts ultimately realized by the NEO. The values shown are as of the grant date determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (Topic 718), which is the date on which all the significant terms, including any performance criteria, were established. The values represent the aggregate compensation cost expected at the grant date to be recognized over the service period and are not adjusted for the effect of any estimated forfeitures. The maximum value of the 2025 PBRSU awards on the grant date, assuming the performance conditions are met at 200% of the target award, would be: $15,225,106 for Mr. Wurster; $5,220,028 for Mr. Verdeschi; $3,450,022 for Mr. Bettinger; $6,000,148 for Mr. Schwab; and $4,200,040 for Mr. Craig.

PBRSUs awarded in 2025, 2024, and 2023 vest only upon satisfaction of the performance conditions of those awards. For the 2025, 2024, and 2023 PBRSUs, the date the Compensation Committee granted the units and the date all significant terms of the award were finalized were the same. The values reflected in the table for the awards are the number of units granted multiplied by the average of the high and low market price of the company’s common stock on the accounting grant date.

For further discussion of the company’s accounting for its equity compensation plans, including key assumptions, see Part II, Item 8, “Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 2. Summary of Significant Accounting Policies” and “Note 21. Employee Incentive, Retirement, Deferred Compensation, and Career Achievement Plans” from the company’s 2025 10-K.

(2)

The amounts shown in this column represent the aggregate grant date fair value of the stock option awards as determined in accordance with Topic 718, and not the amount ultimately realized by the NEO. For further discussion of the company’s accounting for its equity compensation plans, including key assumptions, see Part II, Item 8, “Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 2. Summary of Significant Accounting Policies” and “Note 21. Employee Incentive, Retirement, Deferred Compensation, and Career Achievement Plans” from the company’s 2025 10-K.

(3)	The amounts shown in this column represent amounts earned under the CEBP.

(4)

The amounts shown in this column for 2025 include $17,750 for each NEO for employer match contributions under the company’s defined contribution plan, the SchwabPlan Retirement Savings and Investment Plan, which is a 401(k) plan available to all eligible employees. Other compensation for Mr. Wurster includes $73,004 against his annual allowance for personal use of fractionally owned aircraft. This consists of the amount invoiced to the company by the carrier and includes the cost per flight hour multiplied by the number of flight hours, arrival and departure taxes and fees, and variable fuel charges. Other compensation for Mr. Verdeschi includes relocation expenses totaling $127,294. Other compensation for Mr. Bettinger includes the value of a retirement gift, as well as an $11,173 tax gross-up for the gift.

(5)	Mr. Schwab has had an employment contract with the company since 1987, which was amended and restated in 2008. His employment contract is described in “Employment Agreement for Mr. Schwab.”

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	55

  EXECUTIVE COMPENSATION TABLES

2025 Grants of Plan-Based Awards Table

Name	Grant Date	Date of Action[1]	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[2]			Estimated Future Payouts Under Equity Incentive Plan Awards[3]			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options[4] (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Equity Awards ($)[5]
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Richard A. Wurster	1/28/2025 3/3/2025 3/3/2025	— 1/28/2025 1/28/2025	2,028,760 — —	4,057,519 — —	8,115,039 — —	— 48,303 —	— 96,606 —	— 193,212 —	— — —	— — 231,419	— — $78.12	— 7,612,553 5,075,019

Michael D. Verdeschi	1/28/2025 3/3/2025 3/3/2025	— 1/28/2025 1/28/2025	1,157,040 — —	2,314,081 — —	4,628,162 — —	— 16,561 —	— 33,122 —	— 66,244 —	— — —	— — 79,344	— — $78.12	— 2,610,014 1,740,014

Walter W. Bettinger II	1/28/2025 3/3/2025 3/3/2025	— 1/28/2025 1/28/2025	1,067,481 — —	2,134,962 — —	4,269,923 — —	— 10,945 —	— 21,891 —	— 43,782 —	— — —	— — 52,440	— — $78.12	— 1,725,011 1,150,009

Charles R. Schwab	1/28/2025 3/3/2025 3/3/2025	— 1/28/2025 1/28/2025	1,125,000 — —	2,250,000 — —	4,500,001 — —	— 19,036 —	— 38,072 —	— 76,144 —	— — —	— — 91,200	— — $78.12	— 3,000,074 2,000,016

Jonathan M. Craig	1/28/2025 3/3/2025 3/3/2025	— 1/28/2025 1/28/2025	826,264 — —	1,652,529 — —	3,305,058 — —	— 13,325 —	— 26,650 —	— 53,300 —	— — —	— — 63,840	— — $78.12	— 2,100,020 1,400,011

(1)

This column shows the date that the Compensation Committee or the independent directors acted with respect to the award if that date is different than the grant date. If the grant date is not the meeting date, it is a fixed, future date specified at the time of the grant.

(2)

These columns show the range of possible payouts for annual cash incentive awards granted in 2025 under the CEBP. The actual annual cash incentive awards paid for 2025 performance under this plan are shown in the “non-equity incentive plan compensation” column of the 2025 SCT. The “threshold” column shows the bonus payment for achieving 50% of the target EPS goal; achieving less than 50% of the target EPS goal would result in no bonus payment.

(3)

These PBRSU awards were granted under the 2022 Stock Incentive Plan and vest on the third anniversary of the grant date, provided that a target performance goal based on ROTCE divided by COE for the three-year performance period ending December 31, 2027 is met. The awards are forfeited if the target performance goal is not met. The award will be earned within a range from 100% to 200% of the target award when performance is equal to or exceeds the target performance goal or will be earned in a range from 50% to 99.99% of the target award when performance is less than the target performance goal but exceeds the established minimum level of performance.

(4)

These stock option awards were granted under the 2022 Stock Incentive Plan, vest in four equal annual installments beginning on the first anniversary of the grant date and expire on the tenth anniversary of the grant date.

(5)

Represents the grant date fair value of each equity award as determined in accordance with Topic 718. For the option awards, the grant date fair value was determined by multiplying the number of shares granted by the fair value of the option as determined by an options pricing model. The fair value of the option determined by the pricing model on March 3, 2025 was $21.93. For PBRSU awards, the grant date fair value was determined by multiplying the number of units granted by the average of the high and low market price of the company’s common stock on the grant date of March 3, 2025, which was $78.80.

56	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXECUTIVE COMPENSATION TABLES

2025 Termination and Change in Control Benefits Table

Name	Event[1]	Salary and Bonus ($)	Early Vesting of Stock Options[2] ($)	Early or Continued Vesting of Restricted Stock Units[2] ($)	Other ($)	Total ($)

Richard A. Wurster	Termination under Severance Plan	948,716[3]	4,173,106[7]	6,208,407[7]	17,313[5]	11,347,542
	Change in control	—	11,578,628[6]	23,092,898[6]	—	34,671,526
	Death or disability	—	11,578,628[6]	23,092,898[6]	—	34,671,526

Michael D. Verdeschi	Termination under Severance Plan	705,852[3]	432,226[7]	1,494,853[7]	8[5]	2,632,939
	Change in control	—	1,728,906[6]	7,793,879[6]	—	9,522,785
	Death or disability	—	1,728,906[6]	7,793,879[6]	—	9,522,785

Walter W. Bettinger II	Termination under Severance Plan	1,004,735[3]	16,154,577[4]	32,849,209[4]	26,838[5]	50,035,359
	Change in control	—	16,154,577[6]	32,849,209[6]	—	49,003,786
	Death or disability	—	16,154,577[6]	32,849,209[6]	—	49,003,786
	Retirement or voluntary resignation	—	16,154,577[4]	32,849,209[4]	—	49,003,786

Charles R. Schwab	Termination without cause	10,564,425[8]	6,133,912[9]	12,204,406[4]	92,997,219[10]	121,899,962
	Change in control	—	6,133,912[6]	12,204,406[6]	—	18,338,318
	Death	4,500,000[11]	6,133,912[6]	12,204,406[6]	91,480,065[12]	114,318,383
	Disability	2,700,000[13]	6,133,912[6]	12,204,406[6]	91,550,964[12]	112,589,282
	Resignation following a change in control	3,375,000[14]	6,133,912[6]	12,204,406[6]	91,480,065[12]	113,193,383
	Retirement or voluntary resignation	3,375,000[14]	6,133,912[4]	12,204,406[4]	91,480,065[12]	113,193,383

Jonathan M. Craig	Termination under Severance Plan	987,008[3]	2,844,431[7]	5,544,406[7]	29,679[5]	9,405,524
	Change in control	—	4,118,045[6]	8,207,007[6]	—	12,325,052
	Death or disability	—	4,118,045[6]	8,207,007[6]	—	12,325,052

(1)

This table shows the amount of benefits due to termination or change in control to be paid to the NEOs pursuant to existing agreements (assuming the event triggering the termination or change in control took place as of December 31, 2025).

The benefits payable to Mr. Schwab are based on the terms of his employment, license, and equity award agreements. The events triggering payments under his employment and license agreements are described more fully in “Employment Agreement for Mr. Schwab,” “License Agreement with Mr. Schwab” and “Mr. Schwab Termination and Change in Control Benefits.”

Except for Mr. Schwab, all other NEOs are eligible for benefits in the event of job elimination under the Severance Plan, and these benefits are included in amounts shown for “termination under Severance Plan.”

Stock option and RSU agreements contain provisions for accelerated vesting due to a change in control, death or disability, or retirement, and these accelerated amounts are included in amounts shown for “change in control,” “death or disability,” and “retirement or voluntary resignation.” As of December 31, 2025, Mr. Bettinger and Mr. Schwab met the eligibility criteria for retirement under certain existing equity award agreements.

PBRSU award agreements contain provisions for accelerated vesting and payment of target awards due to a change in control, death, or disability. These accelerated amounts are included in the amounts shown for “change in control” or “death or disability.” PBRSU award agreements contain provisions for continued vesting following either termination under the Severance Plan or retirement, subject to achievement of performance goals established at the time such awards were granted. The value of awards subject to these continued vesting and performance achievement provisions is included in amounts shown for “termination under Severance Plan” and “retirement or voluntary resignation” as applicable.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	57

  EXECUTIVE COMPENSATION TABLES

“Retirement” means any termination of employment of an NEO for any reason other than death, disability, or severance at any time after the NEO has attained (i) age 55, but only if, at the time of such termination, the NEO has been credited with at least ten years of service as defined within the applicable award agreement or under the SchwabPlan Retirement Savings and Investment Plan (years of service), or (ii) age 65, but only if, at the time of such termination, the NEO has been credited with at least five years of service.

(2)

For stock options, the amounts are based on the spread between the exercise price and the closing price of a share of company common stock on December 31, 2025 ($99.91), multiplied by the number of shares subject to accelerated vesting. For RSUs, the amounts are based on the closing price of a share of company common stock on December 31, 2025 ($99.91), multiplied by the number of shares subject to accelerated vesting. For the 2023 PBRSUs with the performance period ending December 31, 2025, the amount is based on $99.91 multiplied by the number of shares granted at 100.00% of the target based on the achievement of performance goals. For the 2023 and 2024 PBRSUs, the amounts are based on $99.91 multiplied by the target number of shares that would vest to the extent not already forfeited, under accelerated vesting provisions (in the case of death, disability, or change in control), on the number of shares that will continue to vest to the extent not already forfeited, under continued vesting provisions (in the case of retirement or severance under the Severance Plan) subject to achievement of performance goals established at the time such awards were granted.

(3)

Includes base salary that is payable under the Severance Plan for the severance period and a 60-day notice period. Under the terms of the Severance Plan, an executive officer is eligible to receive a lump-sum severance benefit equal to base salary (at the December 31, 2025 rate) for a specified period: a minimum of seven months and a maximum of 12 months based upon years of service. To receive the lump-sum severance benefit, an employee must execute a severance agreement that provides the company and its affiliates with a general release and waiver of claims.

(4)

Under equity award agreements, if the employee meets the eligibility criteria for retirement at the time of termination, stock options awards will fully vest and become exercisable, RSUs will vest and become payable, and PBRSUs will continue to vest and may be earned based on the achievement of the related performance goals.

(5)

Under the Severance Plan, amounts represent a lump-sum payment to cover part of the cost of Consolidated Omnibus Budget Reconciliation Act (COBRA) premiums based on group health plan COBRA rates for the severance period.

(6)

Under equity award agreements, in the event of a change in control of the company, death, or disability, stock option awards will fully vest and become exercisable and RSUs and PBRSUs will vest and become payable as of the termination date; PBRSUs will be paid at target.

(7)

Under the Severance Plan, the portion of stock option awards that would have vested during the severance period after termination will become vested and exercisable, the portion of RSUs that would have vested during the severance period after termination will vest and become payable as of the termination date, and PBRSUs that may vest during the severance period after termination will continue to vest and may be earned based on the achievement of related performance goals.

(8)

Under Mr. Schwab’s employment agreement, includes 36 months of salary (at the December 31, 2025 rate of $900,000) and bonus (2025 cash incentive of $2,621,475 under the Corporate Executive Bonus Plan), to be paid in 36 monthly installments.

(9)	Under Mr. Schwab’s employment agreement, unvested stock options fully vest upon an involuntary separation from service other than for cause.

(10)

Under Mr. Schwab’s employment and license agreements, includes annual installments of $6,098,671 (which represents $2.0 million adjusted to the consumer price index from 1987 as specified in his license agreement) for 15 years, estimated cost of security and personal driver, office space, and secretarial support for 36 months in the total amount of $1,446,255, and health care benefits for 36 months in the total amount of $70,899.

(11)	Under Mr. Schwab’s employment agreement, represents a lump-sum death benefit payable to Mr. Schwab’s estate in an amount equal to five times annual salary (at the December 31, 2025 rate of $900,000).

(12)

Under Mr. Schwab’s license agreement, represents annual installments of $6,098,671 for 15 years payable to Mr. Schwab or his estate. For termination in the event of disability, under Mr. Schwab’s employment agreement, includes health care benefits for 36 months totaling $70,899.

(13)

Under Mr. Schwab’s employment agreement, represents 36 months of annual salary (at the December 31, 2025 rate of $900,000) to be paid in monthly installments. Mr. Schwab is also eligible to receive a prorated bonus in the year disability occurs. The prorated bonus is not included in the amount shown, as Mr. Schwab’s full bonus amount for 2025 is included in the 2025 SCT and the company would incur no additional expense for payment in connection with such termination.

(14)

Under Mr. Schwab’s employment agreement, represents 60 monthly installments of $56,250 payable if Mr. Schwab elects to provide consulting services following a voluntary resignation or resignation or termination after a change in control. In this scenario Mr. Schwab is also eligible to receive a prorated bonus in the year in which resignation or termination occurs. The prorated bonus is not included in the amount shown, as Mr. Schwab’s full bonus amount for 2025 is included in the 2025 Summary Compensation Table and the company would incur no additional expense for a payment in connection with such resignation or termination.

58	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXECUTIVE COMPENSATION TABLES

The Charles Schwab Severance Pay Plan

Employees other than Mr. Schwab are eligible for benefits under Severance Plan in the event of job elimination, as defined in the Severance Plan.

Under the Severance Plan, an executive officer who has timely returned and not revoked a signed severance agreement is eligible to receive a lump-sum severance pay benefit of base salary equal to 15 business days multiplied by the officer’s full years of service, with a minimum of seven months and maximum of 12 months of the base salary that would have been payable to the executive officer. Prorated benefits will be provided for partial years of service. The lump-sum amount is in addition to base salary for the 60-day notice period.

Under the Severance Plan, an executive officer who has timely returned and not revoked a signed severance agreement is also eligible to receive a pro-rated bonus payment under the CEBP payable at the end of the relevant performance period based on achievement of the performance criteria prorated for the number of eligible days worked during the relevant performance period.

An executive officer who becomes eligible for severance benefits under the Severance Plan is also eligible to receive a lump-sum payment to cover a portion of the cost of group health plan coverage. The amount of the payment is based upon the period for which he or she is eligible to receive severance pay and current COBRA rates for group health plan coverage. In addition, the portion of the executive officer’s long-term awards, except PBRSUs or similar performance-based awards, which would have vested had the officer remained employed during the severance period, will vest following the officer’s termination date. Executive officers are treated as employees during their severance period for purposes of determining their vesting in PBRSUs to the extent performance goals are met or exceeded for the period.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	59

  EXECUTIVE COMPENSATION TABLES

Mr. Schwab Termination and Change in Control Benefits

Under Mr. Schwab’s employment agreement, certain compensation and benefits will be paid or provided to Mr. Schwab (or his immediate family or estate) if his employment is terminated involuntarily, except for cause. “Cause” is defined as the commission of a felony, or willful and gross negligence, or misconduct that results in material harm to the company. “Involuntary termination” includes a material change in Mr. Schwab’s capacities or duties at the company.

If an involuntary termination is not due to death, disability, or cause:

▪

Mr. Schwab will be entitled to receive for a period of 36 months all compensation to which he would have been entitled had he not been terminated, including his then current base salary and participation in all bonus, incentive, and other compensation and benefits for which he was or would have been eligible (but excluding additional grants under stock incentive plans); and

▪	all his outstanding unvested shares and options under stock incentive plans will vest fully on the termination date.

If an involuntary termination is due to disability, Mr. Schwab will be entitled to receive:

▪	his base salary and benefits, less any payments under the long-term disability plan, for a period of 36 months from the termination date; and

▪	a prorated portion of any bonus or incentive payments for the year in which the disability occurs.

If an involuntary termination is due to death, a lump-sum payment will be made to Mr. Schwab’s estate equal to five times his then current base salary.

If Mr. Schwab voluntarily resigns his employment within 24 months of a change in control of the company, he will be entitled to receive his base salary up to the date of resignation, plus a prorated portion of any bonus or incentive payments payable for the year in which the resignation occurs. In addition, Mr. Schwab has the right (but not the obligation) to enter into a consulting arrangement with the company if he voluntarily resigns his employment upon six months’ written notice to the company, or within 24 months of a change in control of the company if he voluntarily resigns or his employment is involuntarily terminated. Under that arrangement, Mr. Schwab would provide certain consulting services to the company for a period of five years for an annual payment equal to $1.0 million or 75% of his then current base salary, whichever is less.

60	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards as of December 31, 2025

	Option Awards					Stock Awards
NAME	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested[1] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[1] ($)
Richard A. Wurster	4,956 26,069 37,899 63,073 93,918 72,959 41,907	31,306 72,960 125,721 231,419	[2] [3] [4] [5]	46.39 41.63 41.98 64.10 77.86 77.41 66.47 78.12	11/1/2028 6/3/2029 3/2/2030 3/1/2031 3/1/2032 3/1/2033 3/1/2034 3/3/2035	62,140	[6]	6,208,407	168,997	[7,8]	16,884,490
Michael D. Verdeschi		79,344	[5]	78.12	3/3/2035	44,887	[9]	4,484,660	33,122	[8]	3,309,219
Walter W. Bettinger II	324,924 285,896 405,187 361,758 271,618 228,086 166,439 95,600	76,029 166,439 286,800 52,440	[2] [3] [4] [5]	42.99 52.05 46.81 41.98 64.10 77.86 77.41 66.47 78.12	3/1/2027 3/1/2028 3/1/2029 3/2/2030 3/1/2031 3/1/2032 3/1/2033 3/1/2034 3/3/2035	141,757	[6]	14,162,942	187,031	[7,8]	18,686,267
Charles R. Schwab	179,857 126,147 109,594 149,919 134,367 91,557 67,084 45,600 26,191	22,362 45,600 78,576 91,200	[2] [3] [4] [5]	26.39 42.99 52.05 46.81 41.98 64.10 77.86 77.41 66.47 78.12	3/1/2026 3/1/2027 3/1/2028 3/1/2029 3/2/2030 3/1/2031 3/1/2032 3/1/2033 3/1/2034 3/3/2035	38,838	[6]	3,880,305	83,316	[7,8]	8,324,102
Jonathan M. Craig	39,708 13,124 87,116 99,695 42,934 30,096 17,286	14,312 30,096 51,861 63,840	[2] [3] [4] [5]	52.05 50.41 46.81 64.10 77.86 77.41 66.47 78.12	3/1/2028 4/2/2028 3/1/2029 3/1/2031 3/1/2032 3/1/2033 3/1/2034 3/3/2025	25,633	[6]	2,560,993	56,511	[7,8]	5,646,014

(1)	Represents the market value of unvested RSUs or PBRSUs held as of December 31, 2025 based on the closing price of a share of common stock of $99.91 on December 31, 2025.

(2)

These non-qualified stock options under the 2013 Stock Incentive Plan have a grant date of March 1, 2022 and vest in four equal annual installments beginning on the first anniversary of the grant date.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	61

  EXECUTIVE COMPENSATION TABLES

(3)

These non-qualified stock options under the 2022 Stock Incentive Plan have a grant date of March 1, 2023 and vest in four equal annual installments beginning on the first anniversary of the grant date.

(4)

These non-qualified stock options under the 2022 Stock Incentive Plan have a grant date of March 1, 2024 and vest in four equal annual installments beginning on the first anniversary of the grant date.

(5)

These non-qualified stock options under the 2022 Stock Incentive Plan have a grant date of March 1, 2025 and vest in four equal annual installments beginning on the first anniversary of the grant date.

(6)

Includes PBRSU awards under the 2022 Stock Incentive Plan with a grant date of March 1, 2023 and vest 100% on the third anniversary of the grant date. The shares underlying the PBRSU awards granted on March 1, 2023 were paid based on an achievement of performance goals of 100% as follows:

Name	Vesting Date	Number of Units

Richard A. Wurster	3/1/2026	62,140

Walter W. Bettinger II	3/1/2026	141,757

Charles R. Schwab	3/1/2026	38,838

Jonathan M. Craig	3/1/2026	25,633

(7)

Includes PBRSU awards under the 2022 Stock Incentive Plan with a grant date of March 1, 2024 and vest 100% on the third anniversary of the grant date. Based on a target of 100%, future vesting for the PBRSUs is as follows:

Name	Vesting Date	Number of Units

Richard A. Wurster	3/1/2027	72,391

Walter W. Bettinger II	3/1/2027	165,140

Charles R. Schwab	3/1/2027	45,244

Jonathan M. Craig	3/1/2027	29,861

(8)

Includes PBRSU awards under the 2022 Stock Incentive Plan with a grant date of March 3, 2025 and vest 100% on the third anniversary of the grant date. Based on a target of 100%, future vesting for the PBRSUs is as follows:

Name	Vesting Date	Number of Units

Richard A. Wurster	3/3/2028	96,606

Michael D. Verdeschi	3/3/2028	33,122

Walter W. Bettinger II	3/3/2028	21,891

Charles R. Schwab	3/3/2028	38,072

Jonathan M. Craig	3/3/2028	26,650

(9)

Includes time-based RSUs under the 2022 Stock Incentive Plan with a grant date of June 3, 2024 and vest in four equal annual installments beginning on the first anniversary of the grant date. Future vesting for these RSUs is as follows:

Name	Vesting Date	Number of Units

Michael D. Verdeschi	6/3/2026	14,962

	6/3/2027	14,962

	6/3/2028	14,963

62	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXECUTIVE COMPENSATION TABLES

2025 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]

Richard A. Wurster	—	—	107,753	8,754,367

Michael D. Verdeschi	—	—	14,962	1,309,773

Walter W. Bettinger II	464,629	25,796,063	225,295	17,808,443

Charles R. Schwab	180,506	9,371,041	66,263	5,237,759

Jonathan M. Craig	120,915	5,499,866	42,409	3,352,219

(1)

The value realized on exercise of stock options as shown in this chart was calculated as the difference between the market price of the underlying share at exercise and the exercise price of the options multiplied by the number of shares subject to the option exercised. The market price for each transaction was determined as follows: If upon exercising, the NEO sold the shares acquired, the market price was determined to be the sale price. If upon exercising, the NEO kept the shares acquired, then the market price was determined to be the average of the high and low market price of the company’s common stock on the date of the exercise.

(2)

Amounts in this column were calculated by multiplying the number of shares vesting by the average of the high and low market price of the company’s common stock on the business day prior to the vesting date.

2025 Nonqualified Deferred Compensation Table

Name[1]	Plan	Executive Contributions In Last Fiscal Year[2] ($)	Aggregate Earnings in Last Fiscal Year[3] ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Walter W. Bettinger II	DCP2	—	3,749,018	—	31,759,550[4]

Charles R. Schwab	DCP1	—	9,316,531	—	56,333,229[5]

Jonathan M. Craig	DCP2	—	353,681	—	2,366,815

(1)

Mr. Schwab participates in The Charles Schwab Corporation Deferred Compensation Plan I (the DCP1) only, and Mr. Bettinger and Mr. Craig participate in the DCP2 only. No NEOs participating in the deferred compensation plans made contributions to the deferred compensation plans in 2025. Mr. Verdeschi and Mr. Wurster did not participate in the company’s deferred compensation plans.

(2)	The company does not make contributions to the deferred compensation plans.

(3)	The earnings reported in this column are not above-market or preferential and therefore are not reported in the 2025 SCT.

(4)	For Mr. Bettinger, includes prior executive contributions of $19,746,990 and aggregate plan earnings of $12,012,560.

(5)	For Mr. Schwab, includes prior executive contributions of $6,513,138 and aggregate plan earnings of $49,820,091.

The Charles Schwab Corporation Deferred Compensation Plans

In December 2004, the Compensation Committee adopted the DCP2. Deferrals for income earned prior to January 1, 2005 were made under the DCP1, and all deferrals for income earned after January 1, 2005 were made pursuant to the DCP2. Subject to the terms and conditions set forth in the plans, each eligible participant may elect to defer a portion of amounts earned under the company’s non-equity incentive plans (and in some cases, participants can elect to defer a portion of their base salary). All of a participant’s compensation deferrals are credited to a deferral account maintained for each participant. Amounts credited to deferral accounts are adjusted periodically to reflect earnings and losses (calculated based on the market return of investment options selected by participants that the company makes available under the plans). Investment options available under the plans are listed mutual funds and the Schwab Managed Retirement Trust Funds. Participants may make investment changes at any time. With certain exceptions, deferral accounts are paid or commence payment upon a fixed payment date, as elected by the

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	63

  2025 CEO PAY RATIO

participant, or upon the participant’s retirement. Participants generally may elect that payments be made in a single lump sum or in annual installments over a period of four, five, ten, or 15 years. However, payment will be made in a lump sum after a change in control of the company or upon a termination of a participant’s employment for any reason other than retirement.

2025 CEO Pay Ratio

The following is a reasonable estimate, calculated in accordance with SEC rules, of the ratio of the 2025 annual total compensation of the company’s median employee to the 2025 annual total compensation of Mr. Wurster, the CEO during 2025:

▪	the annual total compensation of the median employee, calculated in accordance with SCT rules, was $131,480;

▪	the annual total compensation of the CEO, as reported in the 2025 SCT, was $18,755,222; and

▪	the ratio of the annual total compensation of the CEO to the annual total compensation of the median employee was 143 to 1.

The same median employee was used for 2025 as was used for 2024, as there was no material change to the employee population or compensation arrangements that would have significantly impacted the pay ratio disclosure.

To identify the company’s median employee in 2024, the company used internal records to determine the employee population as of December 31, 2024, which equaled 32,214 individuals, including full-time, part-time, temporary, and seasonal employees. Of the 32,214 individuals represented on our compensation and benefits platforms, 32,175 were employed in the United States and 39 outside the United States. The company’s non-U.S. employees accounted for less than 5% of the total employee population and were excluded from the analysis. Such employees were located in: Hong Kong (16 employees); Singapore (13 employees); India (one employee); and the United Kingdom (nine employees).

The company used the taxable Medicare wages as reflected in the company’s payroll records as reported to the Internal Revenue Service on Forms W-2 Box 5 (Taxable Medicare Wages) as the consistently applied compensation measure. The company’s payroll records were used to calculate total Taxable Medicare Wages compensation for each of the 32,174 employees, other than the CEO and non-U.S. employees identified as excluded above. The median employee was then identified by consistently applying this compensation measure to all employees included in the analysis.

64	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  PAY VERSUS PERFORMANCE

Pay Versus Performance
In accordance with SEC rules, the following table sets forth information with respect to how “compensation actually paid” (CAP) for our NEOs aligns with company performance. CAP is an
SEC-defined
term that does not necessarily reflect the amounts realized by the NEOs or how the Compensation Committee evaluates the link between company performance and NEO compensation. In addition, a significant portion of CAP relates to changes in fair value of unvested awards over the course of each year. Unvested awards remain subject to vesting conditions and possible future declines in value based on changes in the price of our common stock. The ultimate value realized by our NEOs from unvested equity awards will not be determined until the awards vest. For further information regarding the executive compensation program, including how the Compensation Committee evaluates pay-for-performance,
please refer to the “Compensation Discussion and Analysis” section of this proxy statement.

Year 1	Summary Compensation Table Total for CEO 2	Compensation Actually Paid to CEO 3	Average Summary Compensation Table Total for Other NEOs 2	Average Compensation Actually Paid to Other NEOs 3	Value of Initial Fixed $100 Investment Based on: 4			Adjusted Diluted Earnings Per Common Share (EPS) 6
					Total Shareholder Return	Peer Group Total Shareholder Return	Net Income 5 (000s)
2025	$18,755,222	$27,233,933	$7,297,359	$12,964,187	$201	$231	$8,852	$4.87
2024	$26,388,559	$29,406,845	$8,064,444	$ 8,950,965	$147	$183	$5,942	$3.25
2023	$23,871,744	$ 4,173,708	$8,204,771	$ 1,878,242	$135	$143	$5,067	$3.13
2022	$24,386,329	$57,877,151	$8,355,171	$18,470,980	$160	$126	$7,183	$3.90
2021	$21,938,404	$41,631,785	$9,121,613	$14,041,967	$160	$140	$5,855	$3.25

(1)
Richard A. Wurster was the CEO in 2025 and an NEO for 2024, 2023, 2022 and 2021. Walter W. Bettinger II was an NEO in 2025 and the CEO for 2024, 2023, 2022, and 2021. Charles R. Schwab was an NEO for each year presented. Peter B. Crawford and Joseph R. Martinetto were NEOs for 2024, 2023, 2022 and 2021; Jonathan M. Craig and Michael D. Verdeschi were NEOs for 2025 and 2024.

(2)
As reported in or, with respect to the
non-CEO
NEOs, the average of the amounts reported in, the “Total” column of the SCT (the SCT Total) for the applicable year. See the footnotes to the SCTs for further detail regarding the amounts in this column.

(3)	The SCT Total or, with respect to the non-CEO NEOs, the average of the SCT Totals reported for the applicable year, adjusted as follows in accordance with Item 402(v) of Regulation S-K:

Year		SCT Total Compensation	Minus SCT Equity Awards Total i	Plus Fair Value of Current Year Equity Awards at Year-End ii	Plus Change in Fair Value of Unvested Prior Year Equity Awards ii, iii	Plus Change in Fair Value of Equity Awards Vested in Current Year ii, iii	Plus Dividends Paid on Unvested RSUs	Equals Compensation Actually Paid
2025	CEO	$18,755,222	$12,687,572	$15,674,049	$4,393,388	$1,086,710	$12,136	$27,233,933
	Other NEOs	$7,297,359	$3,931,292	$4,856,664	$3,937,659	$747,240	$56,557	$12,964,187

(i)
Amounts in this column reflect the totals or, with respect to the non-CEO
NEOs, the average of the totals under the Stock Awards and Option Awards columns in the 2025 SCT. See the footnotes to the 2025 SCT for further detail regarding the amounts in this column.

(ii)
Fair value of equity awards is calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Fair value of PBRSUs with unsatisfied performance conditions as of the applicable measurement date also reflects the probable outcome of the applicable performance conditions as of that date. Fair value of unvested options is based on the fair value of the options as of the applicable measurement date as determined using an options pricing model. If a vesting event is on a weekend or holiday, the next preceding day’s prices are used for valuation purposes. Dividend equivalents accumulating on unvested PBRSUs are included in the year-end
fair value for the year in which the dividends are accrued.

(iii)	Changes in fair value are measured by comparing fair value as of the end of the applicable year or at vesting, as applicable, to the fair value as of the end of the prior year.

(4)
Cumulative total shareholder return (TSR) of the company and the Dow Jones U.S. Investment Services Index, which is the same industry index included in Part II, Item 5, “Market for Registrant’s Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities,” of the company’s 2025
10-K,
assuming an initial investment of $100 in the company’s common stock on December 31, 2020 and reinvestment of dividends.

(5)	Net Income as reported in Part II, Item 8, “Financial Statements and Supplementary Data—Consolidated Statements of Income” of the company’s 2025 10-K.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	65

  PAY VERSUS PERFORMANCE

(6)
Adjusted Diluted EPS as reported on page 58 of the company’s 2025
10-K.
For a reconciliation of diluted EPS in accordance with GAAP to the non-GAAP
financial measure Adjusted Diluted EPS, please see Appendix A beginning on page Appendix A-1.

In accordance with SEC rules, the following charts describe the relationship between CAP and the company’s financial performance as measured by our cumulative TSR, net income, and Adjusted Diluted EPS, as well as the relationship between our TSR and Peer Group TSR.

The following chart lists the financial performance measures that, in the company’s assessment, are the most important financial performance measures used by the company to link CAP to company performance for 2025. The way these measures, together with certain other performance measures, determine the amounts of incentive compensation paid to our NEOs is described above in the Compensation Discussion and Analysis. The order of the measures in this chart should not be interpreted as a ranking.

Measures Schwab Considers Important in Evaluating Executive Pay for Performance

Adjusted Diluted EPS

ROTCE / Cost of Equity (COE)

Stock Price

66	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information as of December 31, 2025 with respect to equity compensation plans approved and not approved by stockholders:

Securities Authorized for Issuance As of December 31, 2025

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights[1] ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#)

Equity compensation plans approved by stockholders	22,404,199[2]	$57.77	122,428,590[3]

Equity compensation plans not approved by stockholders	—	—	—

Total[4]	22,404,199	$57.77	122,428,590

(1)	The weighted-average exercise price does not consider awards that have no exercise price, such as RSUs and PBRSUs.

(2)

Consists of shares of common stock underlying: 13,305,141 stock options and 7,673,687 RSUs outstanding under the company’s 2013 and 2022 Stock Incentive Plans and 1,425,371 unearned PBRSUs awarded under the 2013 and 2022 Stock Incentive Plans (assuming the achievement of target performance with respect to each applicable performance metric such that 100% of the target PBRSUs are earned). The number of shares to be issued pursuant to such PBRSUs, if any, will be determined following completion of the relevant performance period.

(3)

Consists of 101,721,673 shares of common stock (including shares underlying stock options, stock appreciation rights, restricted stock, RSUs, performance stock, PBRSUs, performance units, and other stock awards) that may be awarded under the 2022 Stock Incentive Plan and 20,706,917 shares that may be purchased under the ESPP. An offering period under the ESPP had begun but was not completed as of December 31, 2025 (455,870 shares were subsequently purchased at the end of this offering period).

(4)

In accordance with applicable SEC rules, this table does not include information with respect to equity awards that were assumed by the company in connection with the acquisitions of the companies that originally established those plans or agreements and under which we may not make new award grants. The share amounts therefore do not include equity awards granted under the TD Ameritrade Holding Corporation Long-Term Incentive Plan (the Ameritrade Plan) that were assumed by the company in connection with the company’s acquisition of Ameritrade in October 2020 (the Ameritrade Acquisition). As of December 31, 2025, there were no outstanding stock options and 37,815 RSUs outstanding under the TD Ameritrade Plan.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	67

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

This table shows common stock that is beneficially owned by (i) the company’s directors, named executive officers, and directors and executive officers as a group in each case as of the close of business on March 3, 2026 and (ii) any other known beneficial owner of more than 5% of the outstanding common stock based on the owner’s most recent Schedule 13D/13G filed with the SEC.

	Amount and Nature of Beneficial Ownership				Percent of Outstanding Shares
Name of Beneficial Owner	Shares Owned[1]		Right to Acquire Within 60 Days[2]	Total Beneficial Ownership[3]

Charles R. Schwab	102,195,300	[4]	844,613	103,039,913	5.9%

Blackrock, Inc.	96,697,577	[5]	—	96,697,577	5.6%

John K. Adams, Jr.	45,450		42,192	87,642	*

Walter W. Bettinger II	685,343	[6]	2,082,542	2,767,885	*

Marianne C. Brown	11,684		17,755	29,439	*

Jonathan M. Craig	—		392,566	392,566	*

Joan T. Dea	23,606		35,967	59,573	*

Christopher V. Dodds	449,406	[7]	2,824	452,230	*

Stephen A. Ellis	87,563	[8]	101,729	189,292	*

Frank C. Herringer	222,130	[9]	63,068	285,198	*

Gerri K. Martin-Flickinger	10,155		17,755	27,910	*

Charles A. Ruffel	19,169		62,467	81,636	*

Arun Sarin	25,216	[10]	50,058	75,274	*

Carolyn Schwab-Pomerantz	1,682,113	[11]	24,625	1,706,738	*

Paula A. Sneed	99,077	[12]	21,304	120,381	*

Michael D. Verdeschi	—		34,798	34,798	*

Richard A. Wurster	188,475		508,328	696,803	*

Directors and Executive Officers as a Group (21 Persons)[1][3]	105,744,687		4,302,591	110,047,278	6.3%

*	Less than 1%

(1)

This column includes outstanding shares for which the named person has sole or shared voting or investment power or holds in an account under The Charles Schwab Corporation Dividend Reinvestment Plan, ESPP and/or The SchwabPlan Retirement Savings and Investment Plan. This column excludes RSUs held by directors under the company’s 2004 Stock Incentive Plan, the 2013 Stock Incentive Plan, the 2022 Stock Incentive Plan, and the DCP2, which do not have voting rights. Under the DCP2, the RSUs are converted into shares of common stock and paid in a lump sum by the end of February in the year following a director’s termination of board service. As of March 3, 2026, there are no RSUs under the DCP2 that are convertible within 60 days. Information on these RSUs is contained in the “Director Compensation” section of this proxy statement. This column also excludes PBRSUs held by executive officers under the 2013 Stock Incentive Plan and the 2022 Stock Incentive Plan, which do not have voting rights.

68	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(2)

Shares that can be acquired through stock option exercises or through settlement of RSUs within 60 days of March 3, 2026. As of March 3, 2026, there are no RSUs held by directors and no PBRSUs held by executive officers that vest within 60 days.

(3)	This column includes the total number of shares beneficially owned, including shares owned and the number of shares underlying RSUs and stock options exercisable within 60 days of March 3, 2026.

(4)

Includes 55,746,284 shares held by trusts for which Mr. Schwab serves as trustee, 9,509,797 shares held by trusts for which Mr. Schwab’s spouse serves as trustee, 30,483,368 shares held by family limited partnerships, 44,025 shares held by 188 Corp, and 6,411,826 shares (for which Mr. Schwab disclaims beneficial ownership) held by nonprofit public benefit corporations established by Mr. Schwab. Mr. Schwab’s address is c/o The Charles Schwab Corporation, 3000 Schwab Way, Westlake, TX 76262.

(5)

Includes shares held by BlackRock, Inc. (BlackRock) as reported on its Schedule 13G/A filed with the SEC on January 31, 2024 and includes 85,960,974 shares for which BlackRock has sole voting power and 96,697,577 shares for which BlackRock has sole dispositive power. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(6)

Includes 610,360 shares held a family trust for which Mr. Bettinger serves as trustee, 176 shares held by trusts for which Mr. Bettinger’s spouse serves as trustee, 2,395 shares held by Mr. Bettinger’s spouse, and 61,388 shares (for which Mr. Bettinger disclaims beneficial ownership) held by a charitable entity established by Mr. Bettinger.

(7)	Includes 449,406 shares held by a trust for which Mr. Dodds serves as trustee.

(8)	Includes 87,563 shares held by a trust for which Mr. Ellis serves as trustee.

(9)	Includes 50,625 shares held by Mr. Herringer’s spouse and 171,505 shares held by trusts for which Mr. Herringer serves as trustee.

(10)	Includes 25,216 shares held by a trust for which Mr. Sarin serves as trustee.

(11)

Includes 1,243,166 shares held by trusts for which Ms. Schwab-Pomerantz serves as trustee, 436,149 shares held by trusts for which Ms. Schwab-Pomerantz’s spouse serves as trustee, and 2,798 shares held by a limited liability company of which Ms. Pomerantz-Schwab is the sole member and that she controls.

(12)	Includes 99,077 shares held by trusts for which Ms. Sneed serves as trustee.

(13)	In addition to the officers and directors named in this table, five other executive officers are members of this group.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires the company’s directors, executive officers, and beneficial owners of more than 10% of the company’s common stock to file reports with the SEC indicating their holdings of, and transactions in, the company’s equity securities. Based solely on a review of copies of these reports and written representations from the company’s executive officers and directors, all of the company’s executive officers, directors, and 10% owners timely complied with all Section 16(a) filing requirements for fiscal 2025 except that a Form 4 for each of Mr. Ellis and Mr. Woolway reporting the exercise of options was filed one day late and a Form 5 was filed for Mr. Schwab to report four trust distributions to beneficiaries that were not reported on Form 4 when made.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	69

TRANSACTIONS WITH RELATED PERSONS

Transactions With Related Persons

Ameritrade Transactions

On February 12, 2025, TD Bank, which was at the time the beneficial owner of 5% or more of the company’s common stock, completed the offering and sale of 133.8 million shares of the company’s voting common stock and 31.7 million shares of the company’s non-voting common stock in an underwritten public offering (the Resale Offering) pursuant to its “demand” registration rights under the Registration Rights Agreement (as defined below) for an aggregate sale price of $13.1 billion. Also on February 12, 2025, in connection with and subject to the Resale Offering, the company repurchased 19.2 million additional shares of its non-voting common stock from TD Bank for an aggregate purchase price of $1.5 billion (the Repurchase). As a result of the Resale Offering and the Repurchase, TD Bank no longer beneficially owns 5% of the company’s common stock. In connection with the Resale Offering, the company entered into an underwriting agreement, dated February 10, 2025, by and among the company, TD Bank, and TD Securities (USA) LLC, which is an affiliate of TD Bank, and Goldman Sachs & Co. LLC, as representatives of the underwriters.

In November 2019, in connection with the Ameritrade Acquisition, the company entered into a stockholder agreement with TD Bank (the Stockholder Agreement) effective as of the closing of the Ameritrade Acquisition that governed certain rights and obligations of TD Bank with respect to shares of the company’s voting and non-voting common stock that TD Bank acquired as part of the Ameritrade Acquisition. The Stockholder Agreement set out, among other things, standstill restrictions, a voting agreement, board designation rights, and transfer restrictions. The Stockholder Agreement was terminated on February 12, 2025.

Effective as of the closing of the Ameritrade Acquisition on October 6, 2020, the company entered into a registration rights agreement (the Registration Rights Agreement) with Mr. Schwab, certain other stockholders, and TD Bank that among other things provides Mr. Schwab and the other stockholders party to the agreement and provided TD Bank up to three “demand” registrations in any 12-month period as well as customary “piggyback” registration rights with respect to all of their shares of company common stock and shares of company common stock issuable upon conversion, exercise, or exchange, as applicable, of any other company equity securities. The Registration Rights Agreement also requires the company to indemnify the stockholders against certain liabilities that may arise under the Securities Act of 1933, as amended. The Registration Rights Agreement replaced for Mr. Schwab the registration rights agreement that he entered into with the company in 1987.

The company and subsidiaries of TD Bank (together, the TD Depository Institutions) entered into a Second Amended and Restated Insured Deposit Account Agreement dated May 4, 2023 (the IDA Agreement), pursuant to which cash held in eligible brokerage client accounts is swept off balance sheet to deposit accounts at the TD Depository Institutions. The company provides recordkeeping and support services to the TD Depository Institutions with respect to the deposit accounts for which the company receives an aggregate monthly fee. During 2025, the company generated approximately $977 million in revenue from bank deposit account fees under the IDA Agreement.

As a result of the Ameritrade Acquisition, the company assumed certain agreements existing between Ameritrade and TD Bank and its affiliates, including a trademark license agreement that allowed Ameritrade to use certain TD Bank trademarks as part of Ameritrade’s corporate identity. Although the trademark license agreement terminated upon the Ameritrade Acquisition, the company is permitted to continue using the trademarks for a transitionary period.

70	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  TRANSACTIONS WITH RELATED PERSONS

In addition, certain brokerage subsidiaries of the company have securities lending agreements with certain subsidiaries of TD Bank. These agreements were entered into in the ordinary course of business and were made on substantially the same terms as those prevailing for comparable securities lending agreements with persons other than related persons and do not involve more than the normal risk of collectability or present other unfavorable features.

License Agreement with Mr. Schwab

The company and CS&Co are parties to an assignment and license agreement with Mr. Schwab (the license agreement) that was originally approved in July 1987 by the company’s non-employee directors. Under the agreement, Mr. Schwab has assigned to the company all service mark, trademark, and trade name rights to Mr. Schwab’s name (and variations on the name) and likeness. However, Mr. Schwab has the perpetual, exclusive, irrevocable right to use his name and likeness for any activity other than the financial services business, so long as Mr. Schwab’s use of his name does not cause confusion about whether the company is involved with goods or services actually created, endorsed, marketed, or sold by Mr. Schwab or by third parties unrelated to the company. The assignment and license agreement defines the “financial services business” as the business in which CS&Co is currently engaged and any additional and related business in which that firm or the company is permitted to engage under rules and regulations of applicable regulatory agencies.

Beginning immediately after any termination of his employment, Mr. Schwab will be entitled to use his likeness in the financial services business for some purposes (specifically, the sale, distribution, broadcast, and promotion of books, videotapes, lectures, radio and television programs, and any financial planning services that do not directly compete with any business in which the company or its subsidiaries are then engaged or plan to enter within three months). Beginning two years after any termination of his employment, Mr. Schwab may use his likeness for all other purposes, including in the financial services business, as long as that use does not cause confusion as described above.

No cash consideration is to be paid to Mr. Schwab for the name assignment while he is employed by the company or, after his employment terminates, while he is receiving compensation under an employment agreement with the company. Beginning when all such compensation ceases, and continuing for a period of 15 years, Mr. Schwab or his estate will receive 0.3% of the aggregate net revenues of the company (on a consolidated basis) and those of its unconsolidated assignees and licensees that use the name or likeness. These payments may not, however, exceed $2.0 million per year, adjusted up or down to reflect changes from the cost of living prevailing in the San Francisco Bay Area in May 1987, and they will terminate if the company and its subsidiaries cease using Mr. Schwab’s name and likeness. For estimated payments to Mr. Schwab under his license agreement, please refer to the Termination and Change in Control Benefits Table above.

The license agreement permits the company to continue using Mr. Schwab’s name and likeness even after he is no longer affiliated with the company and, under most circumstances, limits Mr. Schwab’s separate use of his name and likeness in the financial services business. However, the company’s ability to assign the license agreement, or to permit others to use Mr. Schwab’s name and likeness, is limited during Mr. Schwab’s lifetime. Thus, without Mr. Schwab’s consent, the company may not transfer the license, or any of the company’s rights under the license, to a third party, including by means of mergers or reorganizations in which the stockholders who held shares prior to the transaction do not retain the ability to elect the majority of the board immediately following such transaction (among other circumstances).

Other Transactions with Related Persons

Disclosure by BlackRock and Vanguard in separate Schedules 13G indicates that each has beneficially owned more than 5% of the outstanding shares of the company’s common stock within the time period since the beginning of 2025. The company and its affiliates engage in ordinary course transactions and arrangements with BlackRock or its

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	71

  TRANSACTIONS WITH RELATED PERSONS

affiliates and Vanguard or its affiliates including for recordkeeping, administrative, stockholder, educational, and data support services, and a license to use BlackRock’s portfolio management and wealth management technology platform. The company and its subsidiaries also do and may continue to, in the ordinary course, invest in BlackRock and Vanguard funds and pay related management fees. These transactions are negotiated on an arm’s-length basis and we believe they are on customary terms and conditions.

Some of the company’s directors, executive officers, and entities with which they are affiliated have or have had transactions with the company’s banking and brokerage subsidiaries, including for brokerage services and mortgage loans, revolving lines of credit, or other extensions of credit, involving amounts in excess of $120,000 since the beginning of the company’s last fiscal year. These transactions (i) were made in the ordinary course of business, (ii) have complied with all applicable laws and regulations, including the Sarbanes-Oxley Act of 2002, (iii) were made on substantially the same terms, including interest rates and collateral (where applicable) as those prevailing at the time for comparable transactions with persons not related to the company, and (iv) have not involved more than the normal risk of collectability or present other unfavorable features.

Policy Regarding Related Party Transactions

The company’s written Policy Regarding Related Party Transactions, which has been approved by the Audit Committee, governs the review and approval of transactions with related persons. With certain limited exceptions, this policy generally requires Audit Committee review and approval of any financial transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements, or relationships in which the company participates and the amount involved exceeds or is expected to exceed $120,000, and a director, nominee for director, or executive officer of the company, an immediate family member of any of the foregoing, or a stockholder owning in excess of 5% of a class of the company’s voting securities has a direct or indirect material interest.

The policy requires directors and executive officers to promptly notify the company’s Office of Corporate Governance prior to the commencement of any such transaction in which the notifying person has or will have a material interest, and promptly after becoming aware of any other related person transaction or proposed related person transaction, and to provide a description of all material facts concerning such transaction and the related person’s interest in such transaction. The Office of Corporate Governance conducts an initial review of any reported transaction and refers all transactions requiring review and approval to the Audit Committee. The Audit Committee must give reasonable prior review to any related person transaction brought to its attention and will generally consider any such transaction at its next meeting. However, if prior review is not reasonably possible or the Audit Committee otherwise becomes aware of a related person transaction after its commencement, the transaction will be considered at the next regularly scheduled Audit Committee meeting. In the event that it is infeasible or impractical to wait until the next regularly scheduled Audit Committee meeting or convene an Audit Committee meeting to evaluate a related person transaction, the Chair of the Audit Committee, or any two disinterested members of the Audit Committee if the Chair is an interested party, may review and approve the related person transaction, and any such approval will be reported to the Audit Committee as promptly as reasonably practicable. A transaction may be approved only if it is determined that the transaction is not inconsistent with the interests of the company as of the time of authorization or ratification.

Notice to and approval by the Audit Committee as described above is not required for certain transactions not required to be disclosed under Item 404 of Regulation S-K, charitable contributions to any tax-exempt organization (other than family foundations created by a related person) that do not exceed the greater of $1 million or 2% of the charitable organization’s revenues, and transactions involving financial services, other than loans and other extensions of credit, that are provided on substantially the same terms as those prevailing at the time for comparable services provided to non-affiliates and that otherwise comply with applicable law.

72	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

PROPOSAL FOUR: AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BYLAWS TO DECLASSIFY THE BOARD

Proposal Four: Amendments to the Certificate of Incorporation and Bylaws to Declassify the Board

The Certificate of Incorporation provides that the board is divided into three classes of directors, with each class elected every three years. The company’s stockholders approved the election of directors by classes in 1996. Stockholders voted in favor of a classified board at that time to ensure the continuity and stability of the company’s directors and policies, so that a majority of directors at any given time would have prior experience as directors of the company.

As part of its ongoing review of corporate governance matters, including a review of the level of support received for the stockholder proposal calling for the annual election of directors submitted last year, the board considered the advantages and disadvantages of maintaining the classified board structure. There are two sides to the argument: some stockholders believe that annual elections may increase accountability of directors because stockholders may evaluate and elect all directors on an annual basis, and the election of directors is one of the primary means for stockholders to express their satisfaction or dissatisfaction with the actions of the board and to influence corporate governance policies of the company. By enhancing accountability, a declassified board may also help to promote good financial performance over the long term. In addition, a significant majority of large publicly traded financial institutions do not have a classified board, and many institutional investors express a preference for a board that is not classified. Other stockholders may prefer to retain the benefits of the classified board structure. A classified structure may allow directors to exercise greater independence on behalf of all stockholders knowing that they do not face an annual vote for reelection, and provides continuity and stability in the management of the business and affairs of the company. In some circumstances, classified boards may enhance stockholder value by forcing an entity seeking control of the company to initiate discussions at arm’s-length with the board, because the entity cannot replace the entire board in a single election. While the board continues to believe that these benefits exist, the board also recognizes the possible benefits of a declassified board and understands that corporate governance best practices have moved away from classified boards in favor of electing all directors annually. After considering these interests, the board recommended submitting the proposed amendments to stockholders regarding the declassification of the board.

The proposed amendments eliminate the classification of the board over a three-year period, provide for the annual election of all directors beginning at the 2029 annual meeting of stockholders and make certain conforming changes to the Certificate of Incorporation and the Bylaws. If approved, the proposed amendments would become effective upon the filing and effectiveness of a certificate of amendment with the Secretary of State of the State of Delaware, which would occur promptly after stockholder approval is obtained for the proposed amendments. Board declassification would be phased-in beginning at the 2027 annual meeting of stockholders as follows:

▪

From the effective time of the certificate of amendment until the election of directors at the 2029 annual meeting, the board shall be divided into three classes of directors, Class I, Class II, and Class III. Each director elected at or prior to the 2026 annual meeting of stockholders shall be elected for a term expiring on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected.

▪

Each director elected at the 2027 annual meeting of stockholders shall be elected for a two-year term expiring at the 2029 annual meeting of stockholders. Each director elected at the 2028 annual meeting of stockholders shall be elected for a one-year term expiring at the 2029 annual meeting of stockholders.

▪	At the 2029 annual meeting of stockholders and each annual meeting of stockholders thereafter, all directors shall be elected for a one-year term expiring at the next annual meeting of stockholders.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	73

  PROPOSAL FOUR: AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BYLAWS TO DECLASSIFY THE BOARD

Delaware corporate law provides, unless otherwise specified in the certificate of incorporation, that members of a board that is classified may be removed only for cause. At present, because the board is classified, the Certificate of Incorporation and the Bylaws provide that the members of the board are removable only for cause. The proposed amendments provide that, once the board is fully declassified in 2029, directors may be removed with or without cause.

The proposed amendments to the Certificate of Incorporation and the proposed amendments to the Bylaws are attached to this proxy statement as Exhibit A and Exhibit B, respectively.

74	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

VOTING PROCEDURES AND OTHER INFORMATION

Voting Procedures and Other Information

Q	How Can I Obtain Proxy Materials?

A

Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials over the internet. Accordingly, we are making this proxy statement and our Annual Report to Stockholders, including our 2025 10-K, available to our stockholders on the internet. On April 6, 2026, we mailed our stockholders a Notice of Internet Availability of Proxy Materials (Notice) containing instructions on how to access our proxy materials, including this proxy statement and our Annual Report to Stockholders. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request these materials. Other stockholders, in accordance with their prior requests, have received email notification of how to access our proxy materials and vote over the internet, or have been mailed paper copies of our proxy materials and a proxy card or a voting instruction form from their bank or broker.

Internet distribution of proxy materials is designed to expedite receipt by stockholders and lower the cost of our annual meeting. However, if you received a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials contained on the Notice. If you have previously elected to receive our proxy materials electronically for all future meetings, you will continue to receive these materials via email unless you elect otherwise.

Q	How Can I Attend the Annual Meeting?

A

Stockholders who owned the company’s common stock at the close of business on March 23, 2026 may attend the annual meeting. There were 1,738,099,441 shares of common stock outstanding on March 23, 2026.

This year’s annual meeting will be a virtual event. You will not be able to attend the annual meeting physically in person. We believe that conducting the annual meeting as a virtual meeting will enable higher levels of stockholder attendance while also helping the company reduce its costs associated with the annual meeting. Stockholders attending the meeting will have the same rights as at an in-person meeting, including the rights to vote and to ask questions through the virtual meeting platform.

To attend the annual meeting, please go to: www.proxydocs.com/SCHW.

As part of the attendance process, you must enter the control number contained in your Notice. Upon entry of your control number and other required information, you will receive further instructions via email that provides you access to the annual meeting and to vote and submit questions during the annual meeting. If your shares are held in “street name” (e.g., through a broker, bank, or other nominee) you may also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the attendance process.

On May 21, 2026, you will receive an email one hour prior to the start time of the annual meeting containing a unique URL, through which you will be able to log in to the virtual annual meeting. The annual meeting will begin promptly at 11:00 am Central Time. You should ensure that you have a strong internet connection, and we recommend testing your system on the virtual meeting platform.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	75

  VOTING PROCEDURES AND OTHER INFORMATION

Should you encounter any difficulties accessing the virtual meeting platform, including any difficulties voting or submitting questions, we will have technicians ready to assist you. Please utilize the link on the meeting portal website at www.proxydocs.com/SCHW titled “Having trouble? Please view the Meeting Access FAQs Guide,” which will have many FAQs as well as a technical support number that can be called before or during the meeting.

Our virtual meeting platform will allow stockholders to submit questions before and during the annual meeting. Properly submitted questions may be addressed during the question and answer session of the annual meeting. Due to limited time at the annual meeting, we may aggregate questions by topic and may not be able to address all submitted questions. Our Investor Relations team may address submitted questions that are not able to be answered after the annual meeting. Consistent with the company’s approach when the annual meetings were held in person, questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by stockholders generally, or use blatantly offensive language may be ruled out of order.

If you are not a stockholder or do not have a control number, you may still access the annual meeting as a guest, but you will not be able to vote or ask questions during the meeting.

Q	What is a Quorum?

A	A quorum is necessary to hold a valid annual meeting. The presence, in person or by proxy, of the holders of record of a majority in voting interest of the shares of stock of the company entitled to be voted at the annual meeting is necessary to constitute a quorum. Virtual attendance at the annual meeting constitutes presence in person for purpose of a quorum at the meeting.

Q	How Can I Vote?

A

Stockholders who owned the company’s voting common stock at the close of business on March 23, 2026 may vote in advance of or at the annual meeting. Each share of voting common stock is entitled to one vote.

You may vote in advance of the meeting by internet, telephone, or mail.

Online	Telephone	Mail
You may vote by visiting www.proxydocs.com/SCHW and entering the unique control number found in your Notice.	Call (866) 485-0358 and follow the instructions on your proxy card or your voting instruction form.	Sign, date and mail your proxy card or your voting instruction form.

If you plan to attend and submit your vote at the virtual annual meeting (instead of voting in advance), you will need to provide the unique control number found in your Notice.

If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow to submit your voting instructions and have your shares voted at the annual meeting. You may be instructed to obtain a legal proxy from your broker, bank, or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you via email.

76	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  VOTING PROCEDURES AND OTHER INFORMATION

Even if you plan to attend the annual meeting, we recommend that you submit your proxy or voting instructions in advance of the annual meeting as described above so that your vote will be counted even if you later decide not to attend the meeting.

Q	How is My Vote Counted?

A

You may vote either “for” or “against” or “abstain” from voting on each director nominee, the ratification of the selection of independent auditors, the advisory approval of NEO compensation, and the proposal on declassification of the board. If you abstain from voting on any director nominee, the abstention will not count as a vote cast on the proposal to elect that director. If you abstain from voting on the ratification of the selection of independent auditors, the advisory approval of NEO compensation, or the proposal on the declassification of the board, it will have the same effect as a vote “against” that proposal.

If you provide your voting instructions on your proxy, your shares will be voted as you instruct, and at the discretion of Charles R. Schwab, Walter W. Bettinger II, and Peter J. Morgan III if a proposal comes up for a vote at the meeting that is not on the proxy.

If you do not indicate a specific choice on the proxy you submit for one or more proposals, your shares will be voted (with respect to the proposal or proposals on which you do not vote):

▪

for the named nominees for director;

▪

for the ratification of the selection of independent auditors;

▪

for the advisory approval of NEO compensation;

▪

for the proposal to declassify the board; and

▪

at the discretion of Mr. Schwab, Mr. Bettinger, and Mr. Morgan if a proposal comes up for a vote at the meeting that is not on the proxy.

Q	How Will My Shares be Voted If Other Business is Presented at the Annual Meeting?

A	We know of no business other than the proposals contained in the proxy statement to be considered at the meeting. However, if other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, and you have properly submitted your proxy, then Mr. Schwab, Mr. Bettinger, and Mr. Morgan will vote your shares on those matters at their discretion.

Q	What If I Change My Mind After I Submit My Proxy?

A

If you are a holder of record, you may revoke your proxy and change your vote by:

▪

signing a proxy card with a later date and returning it before the polls close at the meeting;

▪

voting by telephone or on the internet before 11:00 am Central Time on May 21, 2026; or

▪

voting at the annual meeting (your attendance at the annual meeting without further action will not revoke an earlier submitted proxy).

If you hold your shares in “street name,” you must follow the instructions provided by your broker, bank, or nominee to revoke your voting instructions.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	77

  VOTING PROCEDURES AND OTHER INFORMATION

Q	How Many Votes Must the Director Nominees Receive to be Elected as Directors?

A

A director must receive more “for” than “against” votes to be elected as a director. If a director does not receive more “for” than “against” votes, the director may be eligible under Delaware law to continue to serve a “holdover” term until the next annual meeting of stockholders and our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee is expected to meet within 90 days after the final certification of the vote and evaluate the director’s continued service for such a holdover term. Under the guidelines, the Nominating and Corporate Governance Committee should consider the following:

▪

the reasons for the director’s failure to receive an affirmative majority of votes;

▪

the director’s qualifications and skills and contributions to the board and board committees;

▪

the effect on board composition without the director’s continued service during the holdover term on the board or board committees;

▪

whether there are qualified candidates to fill a vacancy if the affected director immediately resigned from the board or board committees; and

▪

the guidelines for considering director candidates established by the Nominating and Corporate Governance Committee.

In making its evaluation, the Nominating and Corporate Governance Committee may determine that:

▪

the director should continue to serve a holdover term on the board;

▪

the director should continue service on the board for a predetermined period (but less than a full holdover term);

▪

the director should continue service on the board for a holdover term or predetermined period but resign from one or more board committees; or

▪

the director should immediately resign from the board or one or more board committees.

If the Nominating and Corporate Governance Committee determines that the affected director should resign from the board or one or more board committees, the director will be expected to submit a resignation immediately upon such determination. The Nominating and Corporate Governance Committee’s determination, including the reasons for such determination, will be publicly disclosed on a Form 8-K filed with the SEC.

Q	What Happens If a Director Nominee is Unable to Stand for Election?

A	The board may reduce the number of directors or select a substitute nominee. In the latter case, if you have submitted your proxy, Mr. Schwab, Mr. Bettinger, and Mr. Morgan can vote your shares for a substitute nominee. They cannot vote for more than three substitute nominees.

Q	How Many Votes are Needed for the Ratification of Independent Auditors and the Advisory Approval of NEO Compensation?

A	The ratification of independent auditors and the advisory approval of NEO compensation will be approved if a majority of the shares present at the meeting in person or by proxy and entitled to vote on the proposal vote for approval.

78	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  VOTING PROCEDURES AND OTHER INFORMATION

Q	How Many Votes are Needed for the Approval of the Amendments to the Certificate of Incorporation and Bylaws to Declassify the Board of Directors?

A	The proposal to amend the Certificate of Incorporation and Bylaws to declassify the Board will be approved if the holders of at least 80% of the outstanding common stock as of the record date vote for approval.

Q	What is a “Broker Non-Vote”?

A	A broker non-vote occurs when a brokerage firm holding shares in “street name” for a beneficial owner does not vote on a proposal because the broker has not received instructions from the beneficial owner and does not have discretionary voting power with respect to the proposal.

Q	What is the Effect of Not Providing Voting Instructions If My Shares are Held in “Street Name”?

A

Brokerage firms may have authority to vote clients’ unvoted shares on some “routine” matters. When a brokerage firm votes its clients’ unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. A brokerage firm cannot vote clients’ unvoted shares on non-routine matters, which results in a broker non-vote. A broker non-vote will be treated as not being entitled to vote on the proposal and will not be counted for purposes of determining whether the proposal has been approved.

The company’s proposal to ratify the selection of independent auditors is considered a routine matter, but the election of directors, the advisory approval of NEO compensation, and the proposal to declassify the board are not.

If you have a stockbroker or investment advisor, they may be able to vote your shares depending on the terms of the agreement you have with them.

Q	What is the Effect of Not Submitting My Proxy If My Shares are Held in a Retirement Plan?

A	A trustee under a retirement plan may be able to vote a participant’s unvoted shares. For example, if you are a participant in The SchwabPlan Retirement Savings and Investment Plan, the trustee, under certain circumstances, can vote your shares. Specifically, the trustee will vote shares you hold under the Employee Stock Ownership Plan (ESOP) component of The SchwabPlan Retirement Savings and Investment Plan if the trustee does not receive voting instructions from you. The trustee will vote your unvoted shares held under the ESOP component of the plan in the same proportion as all other plan participants vote their shares held under the ESOP component of the plan.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	79

  VOTING PROCEDURES AND OTHER INFORMATION

Q	What Does It Mean If I Receive More Than One Proxy Card?

A

It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete and submit all proxies to ensure that all your shares are voted.

Unless you need multiple accounts for specific purposes, it may be less confusing if you consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address.

Q	Is My Vote Kept Confidential?

A	Proxies, ballots, and voting tabulations identifying stockholders are kept confidential by our transfer agent and will not be disclosed except as may be necessary to meet legal requirements.

Q	Where Do I Find Voting Results of the Meeting?

A

We will announce preliminary voting results at the annual meeting. We will announce the final results on a Form 8-K following the annual meeting. You may access a copy electronically on our website at www.aboutschwab.com/investor-relations by clicking on “Financial Reports & Presentations” or through the SEC’s electronic data system at www.sec.gov. You also may obtain a copy by contacting investor.relations@schwab.com.

Voting results will be tabulated and certified by our inspector of elections.

Q	Who Pays the Cost for Proxy Solicitation?

A

The company is paying for distributing and soliciting proxies. As a part of this process, the company reimburses brokers, nominees, fiduciaries, and other custodians for reasonable fees and expenses in forwarding proxy materials to stockholders.

The company has retained D.F. King & Co., Inc. to act as proxy solicitor in conjunction with the annual meeting at an estimated fee of $15,000 plus reasonable out of pocket expenses. Employees of the company or its subsidiaries may solicit proxies through mail, telephone, the internet, or other means. Employees do not receive additional compensation for soliciting proxies.

Q	What is “Householding”?

A

“Householding” means that we may deliver a single Notice or, if applicable, set of proxy materials to households with multiple stockholders, provided such stockholders give their affirmative or implied consent and certain other conditions are met.

Some households with multiple stockholders already may have provided the company with their affirmative consent or given a general consent to householding. We will provide only one Notice or, if applicable, set of proxy materials to each such household, unless we receive contrary instructions.

If you are eligible for householding but received multiple Notices or, if applicable, sets of proxy materials and prefer to receive only a single Notice or set for your household, please send a request addressed to our transfer agent, Equiniti Trust Company, at P.O. Box 64856, St. Paul, Minnesota 55164, or call (877) 778-6753. If you are a

80	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  VOTING PROCEDURES AND OTHER INFORMATION

registered stockholder residing at an address with other registered stockholders and wish to receive a separate Notice or, if applicable, set of proxy materials at this time or in the future, we will promptly provide you with a separate Notice or set upon request. To obtain this Notice or set, please contact Equiniti Trust Company as indicated above. If you hold your shares in “street name,” please contact your broker, bank, or other holder of record to request information about householding.

Q	How Do I Submit a Proposal or Nomination for the 2027 Annual Meeting?
A

Pursuant to Rule 14a-8 under the Exchange Act, some proposals by stockholders may be eligible for inclusion in our proxy statement for the 2027 annual meeting. If you want us to consider including such a proposal in our proxy statement next year, it must comply with SEC rules and it must be (i) submitted to the Corporate Secretary via email at SchwabCorporateSecretary@Schwab.com or (ii) received by mail at the company’s principal executive offices directed to the attention of the Office of the Corporate Secretary, Mail Stop: DFW-2-1-895, no later than December 7, 2026.

In addition, under our proxy access bylaw, if you are a stockholder or a group of up to 20 stockholders that has owned at least 3% of our outstanding common stock for at least three years, you may submit nominees up to the greater of two and 25% of the number of directors then in office for inclusion in our proxy statement for the 2027 annual meeting if the nominations are received by the Corporate Secretary via email or by mail no earlier than November 7, 2026 and no later than December 7, 2026.

If you want to submit a proposal or nomination for action at next year’s annual meeting that is not to be included in our proxy statement, pursuant to our Bylaws, it must be received by the Corporate Secretary via email or by mail no earlier than February 20, 2027 and no later than March 22, 2027, and any such proposal must be, under the Delaware General Corporation Law, an appropriate subject for stockholder action.

In addition to satisfying the foregoing requirements, stockholders who intend to solicit proxies in support of director nominees other than our nominees for next year’s annual meeting pursuant to Rule 14a-19 under the Exchange Act must provide the notice required by Rule 14a-19 via email or by mail postmarked no later than March 22, 2027.

The Bylaws contain specific procedural requirements regarding a stockholder’s ability to nominate a director or submit a proposal to be considered at a meeting of stockholders. The Bylaws are available on our website at www.aboutschwab.com/governance. In addition, you may obtain a copy of our Bylaws by contacting the Office of the Corporate Secretary at the address in the “Corporate Governance” section of this proxy statement.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	81

APPENDIX A: NON-GAAP FINANCIAL MEASURES

Appendix A: Non-GAAP Financial Measures

In addition to disclosing financial results in accordance with GAAP, this proxy statement contains references to the non-GAAP financial measures described below. We believe these non-GAAP financial measures provide useful supplemental information about the financial performance of the company, and facilitate meaningful comparison of the company’s results in the current period to both historic and future results. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may not be comparable to non-GAAP financial measures presented by other companies.

The company’s use of non-GAAP measures is reflective of certain adjustments made to GAAP financial measures as shown below.

ROTCE represents annualized adjusted net income available to common stockholders as a percentage of average tangible common equity. Tangible common equity represents common equity less goodwill, acquired intangible assets – net, and related deferred tax liabilities. The company uses adjusted diluted EPS and ROTCE as components of performance criteria for employee bonus and certain executive management incentive compensation arrangements. The Compensation Committee maintains discretion in evaluating performance against these criteria.

The following tables present reconciliations of GAAP measures to non-GAAP measures for the 12 months ended December 31, 2025 (in millions, except ratios and per share amounts):

	2025 Amount	2025 Diluted EPS

Net income available to common stockholders (GAAP), Diluted EPS (GAAP)	$8,417	$4.65

Amortization of acquired intangible assets	512	0.29

Income tax effects[1]	(122)	(0.07)

Adjusted net income available to common stockholders (non-GAAP), Adjusted diluted EPS (non-GAAP)	$8,807	$4.87

(1)

The income tax effects of the non-GAAP adjustments are determined using an effective tax rate reflecting the exclusion of non-deductible acquisition costs and are used to present the amortization of acquired intangible assets on an after-tax basis.

Appendix A-1	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  APPENDIX A: NON-GAAP FINANCIAL MEASURES

2025 Amount

Return on average common stockholders’ equity (GAAP)	21%

Average common stockholders’ equity	$40,923

Less: Average goodwill	(11,951)

Less: Average acquired intangible assets – net	(7,488)

Plus: Average deferred tax liabilities related to goodwill and acquired intangible assets – net	1,691

Average tangible common equity	$23,175

Adjusted net income available to common stockholders[1]	$8,807

Return on tangible common equity (non-GAAP)	38%

(1)	See table above for the reconciliation of net income available to common stockholders to adjusted net income available to common stockholders (non-GAAP).

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Appendix A-2

EXHIBIT A: AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD

Exhibit A: Amendments to the Certificate of Incorporation to Declassify the Board

The Charles Schwab Corporation, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. The Fifth Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”) is hereby amended by deleting Article SIXTH in its entirety and inserting the following:

“SIXTH.

(A) Number, Election and Terms. Except as otherwise fixed by or pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of the directors of the Board of the Corporation shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies. Until the election of directors at the 2029 annual meeting of stockholders, the directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes: Class I, Class II, and Class III. Each director elected at or prior to the 2026 annual meeting of stockholders shall be elected for a term expiring on the date of the third annual meeting of stockholders following the annual meeting at which the director was elected. Each director elected at the 2027 annual meeting of stockholders shall be elected for a two-year term expiring at the 2029 annual meeting of stockholders. Each director elected at the 2028 annual meeting of stockholders shall be elected for a one-year term expiring at the 2029 annual meeting of stockholders. At the 2029 annual meeting of stockholders and each annual meeting of stockholders thereafter, all directors shall be elected for a one-year term expiring at the next annual meeting of stockholders. Notwithstanding any of the foregoing provisions of this Article Sixth, each director shall serve until his or her term has expired and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

(B)  Stockholder nomination of director candidates. Advance notice of stockholder nominations for the election of directors shall be given in the manner provided in the Bylaws of the Corporation.

(C) Vacancies. Subject to applicable law and except as otherwise provided for or fixed by or pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and directors so chosen shall hold office (1) prior to the 2029 annual meeting of stockholders, for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and (2) from and after the 2029 annual meeting of stockholders, for a term expiring at the next annual meeting of stockholders and, in each case, until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Board of Directors of the Corporation shall shorten the term of any incumbent director.

Exhibit A-1	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXHIBIT A: AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD

(D) Removal. Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office at any time (1) prior to the 2029 annual meeting of stockholders, only for cause and (2) from and after the 2029 annual meeting of stockholders, with or without cause and, in each case, only by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.”

2. The foregoing amendments to the Certificate of Incorporation of the Corporation were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Exhibit A-2

EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

Exhibit B: Amendments to Bylaws to Declassify the Board

AMENDED AND RESTATED BYLAWS OF

THE CHARLES SCHWAB CORPORATION

(~~January 26~~     , 202~~3~~6)

ARTICLE I.

OFFICES

Section 1.01. Registered Office. The registered office of The Charles Schwab Corporation (the “Corporation”) in the State of Delaware shall be as set forth in the Certificate of Incorporation of the Corporation (as amended and/or restated from time to time, the “Certificate of Incorporation”).

Section 1.02. Principal Office. The principal office for the transaction of the business of the Corporation shall be at 3000 Schwab Way, Westlake, TX, 76262. The Board of Directors (hereafter called the “Board” or “Board of Directors”) is hereby granted full power and authority to change said principal office from one location to another.

Section 1.03. Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II.

MEETINGS OF STOCKHOLDERS

Section 2.01. Annual Meetings. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings shall be held on a date and at a time designated by the Board.

Section 2.02. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called by the Chairman of the Board, the Board or a committee of the Board which has been duly designated by the Board and whose powers and authority, as provided in a resolution of the Board or in these Bylaws, include the power to call such meetings. Unless otherwise prescribed by statute, the Certificate of Incorporation or these Bylaws, special meetings may not be called by any other person or persons. No business may be transacted at any special meeting of stockholders other than such business as may be designated in the notice calling such meeting.

Section 2.03. Place of Meeting; Meetings by Remote Communication. The Board, the Chairman of the Board, or a committee of the Board, as the case may be, may designate the place of meeting for any annual meeting or for any special meeting of the stockholders called by the Board, the Chairman of the Board, or a committee of the Board. The Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held by means of remote communication in accordance with Delaware law.

Section 2.04. Notice of Meeting. Unless otherwise provided by law, notice stating the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered by the Corporation not less than ten (10) days nor more

Exhibit B-1	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at such stockholder’s address as it appears on the stock transfer books of the Corporation. Notice shall be otherwise given in accordance with Section 232 of the Delaware General Corporation Law. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Meetings may be held without notice if all stockholders entitled to vote are present (unless any stockholder is present at the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened), or if notice is waived by those not present in accordance with Section 8.02 of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, rescheduled or canceled by the Board.

Section 2.05. Quorum and Adjournment. Except in the case of any meeting for the election of directors summarily ordered as provided by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except as otherwise provided by Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the corporation, or any law or regulation applicable to the corporation or its securities, the affirmative vote of the holders of a majority in voting interest of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class. The Chairman of the meeting or the holders of a majority in voting interest of the shares of stock so represented at the meeting may adjourn the meeting from time to time, whether or not there is such a quorum. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the Delaware General Corporation Law. No business may be transacted at a meeting in the absence of a quorum other than the adjournment of such meeting, except that if a quorum is present at the commencement of a meeting, business may be transacted until the meeting is adjourned even though the withdrawal of stockholders results in less than a quorum.

Section 2.06. Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation’s notice of meeting, (B) by or at the direction of the Board, (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw or (D) with respect to nominations, in accordance with Section 2.11 of these Bylaws.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Exhibit B-2

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner .

(iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least seventy (70) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(ii) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c) General. (i) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.06 or Section 2.11 of these Bylaws shall be eligible to serve as directors and only such business shall be

Exhibit B-3	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.06. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

(ii) For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

Section 2.07. Voting.

(a) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by such stockholder and registered in such stockholder’s name on the books of the Corporation:

(i) on the date fixed pursuant to Section 6.05 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

(ii) if no such record date shall have been so fixed, then (a) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

(b) Shares of the Corporation’s capital shall neither be entitled to vote nor be counted for quorum purposes if such shares belong to (i) the Corporation, (ii) another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation or (iii) any other entity, if a majority of the voting power of such other entity is otherwise controlled, directly or indirectly, by the Corporation. Nothing in this section shall be construed as limiting the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation such person shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or such pledgee’s proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the Delaware General Corporation Law.

(c) Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy; provided, however, that no proxy shall be voted or acted upon after three years

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Exhibit B-4

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

from its date unless said proxy shall provide for a longer period. The attendance of a stockholder at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless the stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders all matters presented to the stockholders shall, unless a different or minimum vote is required by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation or any law or regulation applicable to the Corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter, be decided by the vote of the holders of a majority in voting power of the shares of stock of the Corporation present in person or by proxy and entitled to vote thereon, a quorum being present. The vote at any meeting of the stockholders on any questions shall be by ballot and each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, if there be such proxy, and it shall state the number of shares voted. The chair of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

(d) Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.

Section 2.08. List of Stockholders. The Corporation shall prepare no later than the tenth (10th) day before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of ten (10) days ending on the day before the meeting date: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours at the principal place of business of the Corporation.

Section 2.09. Inspectors of Election. The Corporation may and, if required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to act at the meeting. If no inspector or alternate is able to act at a meeting of stockholders, the chair of such meeting shall appoint one or more inspectors to act at the meeting. Each inspector so appointed shall first sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector’s ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at a meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. Reports of the inspectors shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The inspectors may appoint or retain other persons or entities to assist them in the performance of their duties as inspectors. The inspectors need not be stockholders of the Corporation, and any officer of the Corporation may be an inspector on any question other than a vote for or against a proposal in which such officer shall have a material interest.

Section 2.10. No Stockholder Action by Written Consent. Except as otherwise fixed by or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation with respect to such class or series of stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such stockholders.

Exhibit B-5	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

Section 2.11. Proxy Access.

(a) Whenever the Board solicits proxies with respect to the election of directors at an annual meeting of stockholders, subject to the provisions of this Section 2.11, the Corporation shall include in its proxy statement, on its form proxy and on any ballot distributed at such annual meeting, in addition to any persons nominated for election by the Board or any committee thereof, the name, together, in the case of the proxy statement, with the Required Information (as defined below), of any person nominated for election (the “Stockholder Nominee”) to the Board by a stockholder or group of no more than twenty (20) stockholders that satisfies the requirements of this Section 2.11 (such stockholder or stockholder group, including each member thereof to the extent the context requires, the “Eligible Stockholder”), and who expressly elects at the time of providing the notice required by this Section 2.11 (the “Notice of Proxy Access Nomination”) to have its nominee included in the Corporation’s proxy materials pursuant to this Section 2.11. For purposes of this Section 2.11, in calculating the number of stockholders in a group seeking to qualify as an Eligible Stockholder, two (2) or more funds that are (i) under common management and investment control, (ii) under common management and funded primarily by the same employer, or (iii) a “group of investment companies” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, shall be counted as one stockholder. In the event that the Eligible Stockholder consists of a group of stockholders, any and all requirements and obligations for an individual Eligible Stockholder that are set forth in these Bylaws, including the Minimum Holding Period (as defined below), shall apply to each member of such group; provided, however, that the Required Ownership Percentage (as defined below) shall apply to the ownership of the group in the aggregate. For purposes of this Section 2.11, the “Required Information” that the Corporation will include in its proxy statement is the information provided to the Secretary of the Corporation concerning the Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement by the regulations promulgated under the Exchange Act, and if the Eligible Stockholder so elects, a written statement of the Eligible Stockholder (or, in the case of a group, a written statement of the group), not to exceed 500 words, in support of each Stockholder Nominee’s candidacy (the “Statement”). Notwithstanding anything to the contrary contained in this Section 2.11, the Corporation may omit from its proxy materials any information or Statement (or portion thereof) that it, in good faith, believes is untrue in any material respect (or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading) or would violate any applicable law or regulation, and the Corporation may solicit against, and include in the proxy statement its own statement relating to, any Stockholder Nominee.

(b) To be timely, the Notice of Proxy Access Nomination must be addressed to the Secretary of the Corporation and received by the Secretary of the Corporation no earlier than one hundred fifty (150) days and no later than one hundred twenty (120) days before the anniversary of the date that the Corporation issued its definitive proxy statement for the previous year’s annual meeting of stockholders; provided, however, that in the event the annual meeting is more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, or if no annual meeting was held in the preceding year, to be timely, the Notice of Proxy Access Nomination must be received at the principal executive offices of the Corporation no earlier than one hundred fifty (150) days before such annual meeting and no later than the later of one hundred twenty (120) days before such annual meeting or the tenth (10th) day following the day on which public announcement (as defined in Section 2.06(c)(ii) above) of the date of such meeting is first made by the Corporation. In no event shall an adjournment or postponement of an annual meeting, commence a new time period (or extend any time period) for the giving of the Notice of Proxy Access Nomination as described above.

(c) The maximum number of Stockholder Nominees nominated by all Eligible Stockholders that will be included in the Corporation’s proxy materials with respect to an annual meeting of stockholders shall not exceed the greater of (i) two (2) and (ii) 25% of the total number of directors in office (rounded down to the nearest whole

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Exhibit B-6

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

number) as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 2.11 (the “Final Proxy Access Nomination Date”). In the event that one or more vacancies for any reason occurs after the Final Proxy Access Nomination Date but before the date of the annual meeting and the Board resolves to reduce the size of the Board in connection therewith, the maximum number of Stockholder Nominees included in the Corporation’s proxy materials shall be calculated based on the number of directors in office as so reduced. The following individuals shall be counted as one of the Stockholder Nominees for purposes of determining when the maximum number of Stockholder Nominees provided for in this Section 2.11 has been reached:

(i) any individual nominated by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to this Section 2.11 whom the Board decides to nominate as a nominee of the Board, (ii) any individual nominated by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to this Section 2.11 but whose nomination is subsequently withdrawn, (iii) any director currently serving on the Board who was a Stockholder Nominee at any of the two preceding annual meetings, (iv) any director currently serving on the Board who was a Stockholder Nominee at the third preceding annual meeting and who the Board decides to nominate as a Board nominee at the upcoming annual meeting and (v) any director in office or director candidate who, in each case, will be included in the Corporation’s proxy materials with respect to such annual meeting as an unopposed (by the Corporation) nominee pursuant to an agreement, arrangement or understanding between the Corporation and a stockholder or group of stockholders (other than such agreement, arrangement or understanding entered into in connection with an acquisition of stock by such stockholder, or group of stockholders, from the Corporation). Any Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 2.11 shall rank such Stockholder Nominees based on the order that the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation’s proxy statement in the event that the total number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 2.11 exceeds the maximum number of nominees provided for in this Section 2.11. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 2.11 exceeds the maximum number of nominees provided for in this Section 2.11, the highest ranking Stockholder Nominee who meets the requirements of this Section 2.11 from each Eligible Stockholder will be selected for inclusion in the Corporation’s proxy materials until the maximum number is reached, going in order of the amount (largest to smallest) of shares of the Corporation’s outstanding common stock each Eligible Stockholder disclosed as owned in its respective Notice of Proxy Access Nomination submitted to the Corporation. If the maximum number is not reached after the highest ranking Stockholder Nominee who meets the requirements of this Section 2.11 from each Eligible Stockholder has been selected, this process will continue as many times as necessary, following the same order each time, until the maximum number is reached. Following such determination, if any Stockholder Nominee who satisfies the eligibility requirements of this Section 2.11 (y) thereafter is nominated by the Board or (z) thereafter is not included in the Corporation’s proxy materials or is not submitted for election as a director, in either case, as a result of the Nominating Stockholder becoming ineligible or withdrawing its nomination, the Stockholder Nominee becoming unwilling or unable to serve on the Board or the Eligible Stockholder or the Stockholder Nominee failing to comply with the provisions of this Section 2.11, no other nominee or nominees shall be included in the Corporation’s proxy materials or otherwise submitted for director election in substitution thereof.

(d) For purposes of this Section 2.11, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of common stock of the Corporation as to which the stockholder possesses both:

(i) the full voting and investment rights pertaining to the shares; and

Exhibit B-7	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

(ii) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares:

 (A) sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed, including any short sale;

 (B) borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell; or

 (C) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding common stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, or if exercised by either party would have, the purpose or effect of:

 (1) reducing in any manner, to any extent or at any time in the future, such stockholder’s or its affiliates’ full right to vote or direct the voting of any such shares; and/or

 (2) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such stockholder or its affiliates.

A stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A stockholder’s ownership of shares shall be deemed to continue during any period in which the stockholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the stockholder. A stockholder’s ownership of shares shall be deemed to continue during any period in which the stockholder has loaned such shares provided that the stockholder has the power to recall such loaned shares on five (5) business days’ notice. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the common stock of the Corporation are “owned” for these purposes shall be determined by the Board or any committee thereof, in each case, in its sole discretion. For purposes of this Section 2.11, the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the rules and regulations of the Exchange Act. An Eligible Stockholder shall include in its Notice of Proxy Access Nomination the number of shares it is deemed to own for the purposes of this Section 2.11.

(e) In order to make a nomination pursuant to this Section 2.11, an Eligible Stockholder must have owned the Required Ownership Percentage of the Corporation’s outstanding common stock (the “Required Shares”) continuously for the Minimum Holding Period (as defined below) as of both the date the Notice of Proxy Access Nomination is received by the Secretary of the Corporation in accordance with this Section 2.11 and the record date for determining the stockholders entitled to vote at the annual meeting and must continue to own the Required Shares through the meeting date. For purposes of this Section 2.11, the “Required Ownership Percentage” shall be 3% or more, based on the number of shares of common stock outstanding of the Corporation as publicly reported in the Corporation’s most recently filed Form 10-K or Form 10-Q. For purposes of this Section 2.11, the “Minimum Holding Period” is three (3) years. Within the time period specified in this Section 2.11 for delivering the Notice of Proxy Access Nomination, an Eligible Stockholder must provide the following information in writing to the Secretary of the Corporation:

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Exhibit B-8

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

(i) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven (7) calendar days prior to the date the Notice of Proxy Access Nomination is received by, the Secretary of the Corporation, the Eligible Stockholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Stockholder’s agreement to provide, within five (5) business days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date;

(ii) a copy of the Schedule 14N that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act;

(iii) the information, representations and agreements that are the same as those that would be required to be set forth in a stockholder’s notice of nomination pursuant to Section 2.06 of these Bylaws;

(iv) the consent of each Stockholder Nominee to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected;

(v) a representation that the Eligible Stockholder:

 (A) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the Corporation, and does not presently have such intent;

 (B) presently intends to maintain qualifying ownership of the Required Shares through the date of the annual meeting;

 (C) has not nominated and will not nominate for election any individual as a director at the annual meeting, other than its Stockholder Nominee(s);

 (D) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting, other than its Stockholder Nominee(s) or a nominee of the Board;

 (E) agrees to comply with all applicable laws and regulations with respect to any solicitation in connection with the meeting or applicable to the filing and use, if any, of soliciting material;

 (F) will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

 (G) as to any two or more funds whose shares are aggregated to count as one stockholder for the purpose of constituting an Eligible Stockholder, within five (5) business days after the date of the Notice of Proxy Access Nomination, will provide to the Corporation documentation reasonably satisfactory to the Corporation that demonstrates that the funds satisfy the requirements of the second sentence of subsection (a) of this Section 2.11;

(vi) an undertaking that the Eligible Stockholder agrees to:

 (A) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the stockholders of the Corporation or out of the information that the Eligible Stockholder provided to the Corporation;

Exhibit B-9	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

 (B) indemnify and hold harmless the Corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 2.11; and

 (C) file with the SEC any solicitation with the Corporation’s stockholders relating to the meeting at which the Stockholder Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available thereunder; and

(vii) in the case of a nomination by a group of stockholders that together is an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all such members with respect to the nomination and matters related thereto, including withdrawal of the nomination.

(f) Within the time period specified in this Section 2.11 for delivering the Notice of Proxy Access Nomination, a Stockholder Nominee must deliver to the Secretary of the Corporation (which shall be deemed to be part of the Stockholder Notice for purposes of this Section 2.11):

(i) the information required with respect to persons whom a stockholder proposes to nominate for election or reelection as a director by Section 2.06 of these Bylaws;

(ii) a written representation and agreement that such person:

 (A) will act as a representative of all of the stockholders of the Corporation while serving as a director;

 (B) is not and will not become a party to (I) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (II) any Voting Commitment that could limit or interfere with such Stockholder Nominee’s ability to comply, if elected as a director of the Corporation, with such Stockholder Nominee’s fiduciary duties under applicable law;

 (C) is not or will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation;

 (D) will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation, as well as the applicable provisions of these Bylaws and the rules and regulations of the SEC and any stock exchange applicable to the Corporation; and

 (E) will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects (and shall not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading).

At the request of the Corporation, the Stockholder Nominee(s) must submit all completed and signed questionnaires required of directors and officers of the Corporation. The Corporation may request such additional

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Exhibit B-10

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

information as necessary to permit the Board to determine if each Stockholder Nominee satisfies the requirements of this Section 2.11 or if each Stockholder Nominee is independent under the listing standards of the principal U.S. exchange upon which the common stock of the Corporation is listed, any applicable rules of the SEC and any publicly disclosed standards used by the Board in determining and disclosing the independence of the Corporation’s directors.

(g) In the event that any information or communications provided by the Eligible Stockholder or the Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in all material respects or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of the Corporation of any defect in such previously provided information and of the information that is required to correct any such defect it being understood that providing any such notification shall not be deemed to cure any defect or limit the Corporation’s rights to omit a Stockholder Nominee from its proxy materials as provided in this Section 2.11.

(h) The Corporation shall not be required to include, pursuant to this Section 2.11, a Stockholder Nominee in its proxy materials for any meeting of stockholders, any such nomination shall be disregarded and no vote on such Stockholder Nominee will occur, notwithstanding that proxies in respect of such vote may have been received by the Corporation:

(i) if the Secretary of the Corporation receives a notice (whether or not subsequently withdrawn) that a stockholder has nominated any person for election to the Board pursuant to the advance notice requirements for stockholder nominees for director set forth in Section 2.06 of these Bylaws;

(ii) who is not independent under the listing standards of each principal U.S. exchange upon which the common stock of the Corporation is listed, any applicable rules of the SEC and any publicly disclosed standards used by the Board in determining and disclosing independence of the Corporation’s directors, in each case as determined by the Board in its sole discretion;

(iii) whose election as a member of the Board would cause the Corporation to be in violation of these Bylaws, the Certificate of Incorporation, the rules and listing standards of the principal U.S. exchanges upon which the common stock of the Corporation is traded, or any applicable state or federal law, rule or regulation;

(iv) who is or has been, within the past three (3) years, (i) an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914 or (ii) a management official of a depository organization as defined for purposes of the Depository Institution Management Interlocks Act and applicable rules and regulations;

(v) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years;

(vi) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended;

(vii) if such Stockholder Nominee or the applicable Eligible Stockholder shall have provided information to the Corporation in respect to such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading, as determined by the Board or any committee thereof, in each case, in its sole discretion; or

Exhibit B-11	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

(viii) the Eligible Stockholder or applicable Stockholder Nominee breaches or fails to comply with its obligations pursuant to these Bylaws, including, but not limited to, this Section 2.11 and any agreement, representation or undertaking required by this Section 2.11.

(i) Notwithstanding anything to the contrary set forth herein, the Board or the chairman of the meeting of stockholders shall declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation, if:

(i) the Stockholder Nominee(s) and/or the applicable Eligible Stockholder shall have breached its or their obligations under this Section 2.11, as determined by the Board or the chairman of the meeting of stockholders, in each case, in its or his sole discretion; or

(ii) the Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting of stockholders to present any nomination pursuant to this Section 2.11.

(j) Any Stockholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of stockholders but withdraws from or becomes ineligible or unavailable for election at the annual meeting will be ineligible to be a Stockholder Nominee pursuant to this Section 2.11 for the next two annual meetings. For the avoidance of doubt, this Section 2.11(j) shall not prevent any stockholder from nominating any person to the Board pursuant to and in accordance with Section 2.06 of these Bylaws.

(k) The Board (or any other person or body authorized by the Board) shall have the exclusive power and authority to interpret the provisions of this Section 2.11 of these Bylaws and make, in good faith, all determinations deemed necessary or advisable in connection with this Section 2.11 to any person, facts or circumstances. All such actions, interpretations and determinations that are done or made by the Board (or any other person or body authorized by the Board) shall be binding on the Corporation, the stockholders and all other parties.

(l) No stockholder shall be permitted to join more than one group of stockholders to become an Eligible Stockholder for purposes of nominations pursuant to this Section 2.11 per each annual meeting of stockholders.

(m) This Section 2.11 shall be the exclusive method for stockholders to include nominees for director in the Corporation’s proxy materials.

Section 2.12. Submission of Information by Director Nominees.

(a) To be eligible to be a nominee for election or re-election as a director of the Corporation, a person must deliver to the Secretary at the principal executive offices of the Corporation the following information:

(i) a written representation and agreement, which shall be signed by such person and pursuant to which such person shall represent and agree that such person: (A) consents to serving as a director if elected and to being named as a nominee in a proxy statement and form of proxy relating to the meeting at which directors are to be elected, and currently intends to serve as a director for the full term for which such person is standing for election; (B) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity: (1) as to how the person, if elected as a director, will act or vote on any issue or question that has not been disclosed to the Corporation; or (2) that could limit or interfere with the person’s ability to comply, if elected as a director, with such person’s fiduciary duties under applicable law; (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Exhibit B-12

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

service or action as a director or nominee that has not been disclosed to the Corporation; and (D) if elected as a director, will comply with all of the Corporation’s corporate governance policies and guidelines related to conflict of interest, confidentiality, stock ownership and trading policies and guidelines, and any other policies and guidelines applicable to directors (which, to the extent not publicly available, will be promptly provided following a request therefor); and

(ii) all fully completed and signed questionnaires prepared by the Corporation (including those questionnaires required of the Corporation’s directors and any other questionnaire the Corporation determines is necessary or advisable to assess whether a nominee will satisfy any qualifications or requirements imposed by the Certificate of Incorporation or these Bylaws, any law, rule, regulation or listing standard that may be applicable to the Corporation, and the Corporation’s corporate governance policies and guidelines) (all of the foregoing, “Questionnaires”). The Questionnaires will be promptly provided following a request therefor.

(b) A nominee for election or re-election as a director of the Corporation pursuant to Section 2.06 or Section 2.11 shall also provide to the Corporation such other information as it may reasonably request. The Corporation may request such additional information as necessary to permit the Corporation to determine the eligibility of such person to serve as a director of the Corporation, including information relevant to a determination whether such person can be considered an independent director.

(c) If a stockholder has submitted notice of an intent to nominate a candidate for election or re-election as a director pursuant to Section 2.06 or Section 2.11, all written and signed representations and agreements and all fully completed and signed Questionnaires described in Section 2.12(a) above shall be provided to the Corporation at the same time as such notice, and the additional information described in Section 2.12(b) above shall be provided to the Corporation promptly upon request by the Corporation, but in any event within five business days after such request. All information provided pursuant to this Section 2.12 shall be deemed part of the stockholder’s notice submitted pursuant to Section 2.06 or a Stockholder Notice submitted pursuant to Section 2.11, as applicable.

(d) Notwithstanding the foregoing, if any information or communication submitted pursuant to this Section 2.12 is inaccurate or incomplete in any material respect (as determined by the Board (or any authorized committee thereof)) such information shall be deemed not to have been provided in accordance with this Section 2.12. Any stockholder providing information pursuant to this Section 2.12 shall promptly notify the Secretary in writing at the principal executive office of the Corporation of any inaccuracy or change in any previously provided information within two business days after becoming aware of such inaccuracy or change. Upon written request of the Secretary, such stockholder shall provide, within seven business days after delivery of such request (or such longer period as may be specified in such request), (i) written verification, reasonably satisfactory to the Corporation, to demonstrate the accuracy of any information submitted and (ii) a written affirmation of any information submitted as of an earlier date. If the stockholder giving notice of an intent to nominate a candidate for election fails to provide such written verification or affirmation within such period, the information as to which written verification or affirmation was requested may be deemed not to have been provided in accordance with this Section 2.12.

Section 2.13. Conduct of Meetings. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of the meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chair of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order

Exhibit B-13	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies, qualified representatives and who qualify as such or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted to questions or comments by participants; (vi) regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (vii) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting. The chairman of the meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a nomination or other business was not properly brought before the meeting and if such chair should so determine, such chair shall so declare to the meeting and any such nomination, matter or business not properly brought before the meeting shall be disregarded and shall not be transacted or considered. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

ARTICLE III.

BOARD OF DIRECTORS

Section 3.01. General Powers. The property, business and affairs of the Corporation shall be managed by or under the direction of the Board.

Section 3.02. Number~~, Election~~ and Terms. ~~Except as otherwise fixed by or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the~~The number and terms of the directors of the Board of the Corporation shall be as set forth in the Certificate of Incorporation. ~~fixed from time to time exclusively pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies. Commencing with the 1996 annual meeting of stockholders, the directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1997, the second class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1998, and the third class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1999, with each director to hold office until his or her successor is duly elected and qualified. At each annual meeting of the stockholders of the Corporation, commencing with the 1997 annual meeting, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election, with each director to hold office until his or her successor shall have been duly elected and qualified.~~

Section 3.03. Procedure for Election of Directors; Required Vote. Election of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot, and, except as otherwise fixed by or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights to the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, each director to be elected by stockholders shall be elected by the vote of the majority of the votes cast at any meeting for the election of directors at which a quorum is present. For purposes of this Bylaw, a majority of votes cast shall mean that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast shall exclude abstentions and broker non-votes with respect to that director’s election. Notwithstanding the foregoing, in the event of a contested

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Exhibit B-14

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

election of directors, directors shall be elected by the vote of a plurality of the votes cast at any meeting for the election of directors at which a quorum is present. For purposes of this Bylaw, a contested election shall mean any election of directors in which the number of candidates for election as directors exceeds the number of directors to be elected, with the determination thereof being made by the Secretary as of the tenth day preceding the date the Corporation first mails its notice for such meeting to the stockholders of the Corporation (provided that the determination that an election is a “contested election” shall be determinative only as to the timeliness of a notice of nomination made pursuant to Section 2.06 or Section 2.11 of these Bylaws and not otherwise as to its validity).

Section 3.04. Resignations. Any director of the Corporation may resign at any time by giving notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.05. Removal. ~~Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director~~Directors may be removed from office as set forth in the Certificate of Incorporation. ~~at any time, but only for cause and only by the affirmative vote of the holders of 80% of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.~~

Section 3.06. Vacancies. ~~Subject to applicable law and except as otherwise provided for or fixed by or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, and unless the Board of Directors otherwise determines, v~~Vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, ~~may~~shall be filled as set forth in the Certificate of Incorporation. ~~only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Board of Directors of the Corporation shall shorten the term of any incumbent director.~~

Section 3.07. Place of Meeting, Etc. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or other communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

Section 3.08. First Meeting. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

Section 3.09. Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

Section 3.10. Special Meetings. Special meetings of the Board may be called by the Board, the Chairman of the Board of Directors or the Chief Executive Officer. Notice of any special meeting of directors shall be given to each director at such director’s business or residence in writing by hand delivery, first-class or overnight mail or courier

Exhibit B-15	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

service, facsimile transmission, electronic mail or electronic messaging system, or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least twenty-four (24) hours before such meeting. If by facsimile transmission, electronic mail, or electronic messaging system, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve (12) hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least twelve (12) hours prior to the time set for the meeting. Such notice may be waived by any director and any meeting shall be a legal meeting without notice having been given if all the directors shall be present thereat (unless any director is present at the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened) or if those not present shall, either before or after the meeting, give a waiver of notice of such meeting. All such waivers shall be filed with the corporate records or be made a part of the minutes of the meeting.

Section 3.11. Quorum and Manner of Acting. Except as otherwise provided in the Certificate of Incorporation or these Bylaws or by law, the presence of a majority of the total number of directors then in office shall be required to constitute a quorum for the transaction of business at any meeting of the Board, provided, however, that such quorum shall consist of no fewer than 1/3 of the total number of directors. Except as otherwise provided in the Certificate of Incorporation or these Bylaws or by law, all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

Section 3.12. Action by Consent. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing or by electronic transmission After such action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board or committee in the same paper or electronic form as the minutes are maintained.

Section 3.13. Compensation. The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by such director on account of such director’s attendance at any meetings of the Board or Committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

Section 3.14. Executive Committee. There may be an Executive Committee of two or more directors appointed by the Board, who may meet at stated times, or in notice to all by any of their own number, during the intervals between the meetings of the Board; they shall advise and aid the officers of the Corporation in all matters concerning its interest and the management of its business, and generally perform such duties and exercise such powers as may be directed or delegated by the Board from time to time. The Board of Directors may also designate, if it desires, other directors as alternate members who may replace any absent or disqualified member of the Executive Committee at any meeting thereof. To the full extent permitted by law, the Board may delegate to such committee authority to exercise all the powers of the Board while the Board is not in session. Vacancies in the membership of the committee shall be filled by the Board. In the absence or disqualification of any member of the Executive Committee and any alternate member in such member’s place, the member or members of the Executive Committee

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Exhibit B-16

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

present at the meeting and not disqualified from voting, whether or not such members constitute a quorum, may, by unanimous vote, appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. The Executive Committee shall keep minutes of its meetings and report the same to the Board when required. The provisions of Sections 3.09, 3.10, 3.11 and 3.12 of these Bylaws shall apply, mutatis mutandis, to any Executive Committee of the Board.

Section 3.15. Other Committees. The Corporation elects to be governed by Section 141(c)(2) of the Delaware General Corporation Law. The Board may, designate one or more other committees, each such committee to consist of one or more of the directors of the Corporation. The Board of Directors may also designate, if it desires, other directors as alternate members who may replace any absent or disqualified member of any such committee at any meeting thereof. To the full extent permitted by law, any such committee shall have and may exercise such powers and authority as the Board may designate in such resolution. Vacancies in the membership of a committee shall be filled by the Board. Any such committee shall keep minutes of its meetings and report the same to the Board when required. In the absence or disqualification of any member of any such committee and any alternate member or members of any such committee present at the meeting and not disqualified from voting, whether or not such members constitute a quorum, may, by unanimous vote, appoint another member of the Board to act at the meeting in the place of the absent or disqualified member. The provisions of Section 3.09, 3.10, 3.11 and 3.12 of these Bylaws shall apply, mutatis mutandis, to any such committee of the Board.

ARTICLE IV.

OFFICERS

Section 4.01. Number. The officers of the Corporation shall be a Chairman or co-Chairmen of the Board, a Chief Executive Officer, a President, one or more Managing Directors, a Secretary and a Treasurer. The Board may also elect one or more Assistant Secretaries and Assistant Treasurers. A person may hold more than one office providing the duties thereof can be consistently performed by the same person. In the event the Board elects co-Chairmen of the Board, references in these Bylaws to the Chairman of the Board shall generally be read to refer to any co-Chairman of the Board or, in the case of the first, second and fourth references in Section 4.06 of this Article, each co-Chairman of the Board.

Section 4.02. Other Officers. The Board may appoint such other officers as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

Section 4.03. Election. Each of the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 4.02 or Section 4.05 of this Article, shall be chosen annually by the Board and shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or such officer’s successor shall be elected and qualified.

Section 4.04. Salaries. The salaries of all executive officers of the Corporation shall be fixed by the Board or by a duly authorized committee of the Board.

Section 4.05. Removal; Vacancies. Subject to the express provisions of a contract authorized by the Board, any officer may be removed, either with or without cause, at any time by the Board or by any officer upon whom such power of removal may be conferred by the Board. Any vacancy occurring in any office of the Corporation shall be filled by the Board.

Section 4.06. Chairman of the Board. The Chairman of the Board shall be an officer of the Corporation, subject to the control of the Board, and shall report directly to the Board. The Chairman of the Board shall play an active role

Exhibit B-17	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

in helping to build and lead the Corporation, working closely with the Chief Executive Officer to set the Corporation’s strategy, and shall be the co-spokesman for the Corporation along with the Chief Executive Officer. The Chair of the Board shall preside at all meetings of the stockholders and of the Board, and the Chairman of the Board shall have such other powers and duties as may be prescribed by the Board or by applicable law.

Section 4.07. Chief Executive Officer. The Chief Executive Officer shall be an officer of the Corporation and shall have general supervision and direction over the business and affairs of the Corporation, subject to the control of the Board and the provisions of Section 4.06 of this Article IV, and shall report directly to the Board. The Chief Executive Officer shall see that all orders and resolutions of the Board are carried into effect; shall, if present and in the absence of the Chair of the Board, preside at meetings of the stockholders and, if also a director, of the Board; and in general shall exercise all powers and perform all duties as may from time to time be assigned to the Chief Executive Officer by the Board or as may be prescribed in these Bylaws.

Section 4.08. The President. The President shall perform such senior duties in connection with the operations of the Corporation as the Chief Executive Officer of the Corporation, or, if the President and the Chief Executive Officer are the same person, the Board, shall from time to time determine. The President shall report directly to the Chief Executive Officer unless the President and the Chief Executive Officer are the same person, in which case the President shall report directly to the Board. In the absence of the Chief Executive Officer or in the event of the Chief Executive Officer’s inability or refusal to act, the President shall perform the duties of the Chief Executive Officer and, when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

Section 4.09. The Managing Directors. In the absence of the President or in the event of the President’s inability or refusal to act, the Managing Director (or in the event there be more than one Managing Director, the Managing Directors in the order designated by the Board, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Managing Directors shall perform such other duties and have such other powers as the Board may from time to time prescribe.

Section 4.10. The Secretary and Assistant Secretary. The Secretary shall attend all meetings of the Board and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board in a book to be kept for that purpose and shall perform like duties for the standing and special committees of the Board when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or Chief Executive Officer, under whose supervision the Secretary shall act. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by the Secretary’s signature or by the signature of such assistant secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by such officer’s signature. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of the Secretary’s inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

Section 4.11. The Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board.

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Exhibit B-18

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, making proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board, at its regular meetings, or when the Board so requires, an account of all the Treasurer’s transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board, the Treasurer shall give the Corporation a bond (which shall be renewed every six (6) years) in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of the Treasurer’s office and for the restoration to the Corporation, in case of such Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in such Treasurer’s possession or under such Treasurer’s control belonging to the Corporation.

Section 4.12. The Assistant Treasurer. The Assistant Treasurer, or if there be more than one, the assistant treasurers in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer’s inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

ARTICLE V.

CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

Section 5.01. Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness payable by the Corporation and all contracts or agreements shall be signed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such person or persons shall give such bond, if any, as the Board may require.

Section 5.02. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chief Executive Officer or the President, any Managing Director or the Treasurer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

Section 5.03. General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI.

SHARES AND THEIR TRANSFER

Section 6.01. Certificates for Stock. The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every owner of stock of the Corporation represented by a

Exhibit B-19	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

certificate shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by such stockholder. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by any two authorized officers of the Corporation (it being understood that the Chair, Vice Chair, Chief Executive Officer, President, a Managing Director, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer shall be an authorized officer for such purpose). Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons or entities owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.04.

Section 6.02. Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.03, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

Section 6.03. Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws and applicable law, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

Section 6.04. Lost, Stolen, Destroyed, and Mutilated Certificates. In any case of loss, theft, destruction or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

Section 6.05. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action except for consenting to corporate action without a meeting, the Board of Directors may fix a record date, which shall not precede the date the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as herein before described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Exhibit B-20

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

the close of business on the day preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or any other lawful action except for consenting to corporate action without a meeting, the record date shall be the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

For purposes of determining the stockholders entitled to consent to corporate action without a meeting, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted, as of which shall be determined the stockholders of record entitled to consent to corporate action without a meeting. If no record date has been fixed by the Board of Directors and no prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed in Section 228 of the Delaware General Corporation Law. If no record date has been fixed by the Board and prior action by the Board is required by the Delaware General Corporation Law with respect to the proposed action, the record date for determining stockholders entitled to consent to corporate action shall be the close of business on the day in which the Board adopts the resolutions taking such prior action.

ARTICLE VII.

INDEMNIFICATION

Section 7.01. Indemnification of Officers, Directors, Employees and Agents; Insurance.

(a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, trustee, agent or fiduciary of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, trustee, agent, fiduciary, or in any other capacity, while serving as a director, officer, employee, agent, trustee or fiduciary of another entity shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitees in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee, trustee, agent, fiduciary or in any other capacity, and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that except as provided in paragraph (c) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized or is subsequently ratified by the Board. The Corporation shall not be liable to indemnify the indemnitee with regard to any award in any proceeding if the Corporation was not given a reasonable and timely opportunity, at its expense, to meaningfully participate in the defense of such proceeding.

(b) Right to Advancement of Expenses. The Corporation shall, to the fullest extent permitted by applicable law, pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending any proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General

Exhibit B-21	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

Corporation Law requires, an advancement of expenses incurred by an indemnitee in such indemnitee’s capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

(c) To obtain indemnification under this Bylaw, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this paragraph (c), a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the Board by a majority vote of the Disinterested Directors (as hereinafter defined), even if less than a quorum, (ii) by a committee of such Disinterested Directors designated by majority vote of such directors, even though less than a quorum, (iii) if there are no such Disinterested Directors or if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, or (iv) by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a “Change of Control” as defined in the Senior Executive Severance Policy, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board. If is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

(d) Right of Indemnitee to Bring Suit. The rights to indemnification and to the advancement of expenses conferred in paragraphs (a) and (b) of this Section shall be a contract between the Corporation and each indemnitee who serves or served in such capacity at any time while this Article VII is in effect. Any repeal or modification of this Article VII or any repeal or modification of relevant provisions of the Delaware General Corporation Law or any other applicable laws shall not in any way diminish any rights to indemnification or advancement of expenses of such indemnitee or the obligations of the Corporation hereunder after the occurrence of the act or omission that is the subject of the proceeding for which indemnification or advancement of expenses is sought. If a claim under paragraph (a) or (b) of this Section is not paid in full by the Corporation within thirty (30) days after a written claim pursuant to paragraph (c) has been received by the Corporation, or in the case of a claim for advancement of expenses, in which case the applicable period shall also be thirty (30) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Exhibit B-22

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

(e) Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

(f) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law, provided that such insurance is available on acceptable terms, which determination shall be made by the Board of Directors or by a duly authorized committee thereof.

(g) Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent and in accordance with the terms authorized from time to time by the Board, grant rights to indemnification, and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

(h) For purposes of this Section, references to “the Corporation” shall include, in addition to the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Section with respect to the Corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this Section, references to “serving at the request of the Corporation” shall include any service as director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Section.

(j) Notwithstanding anything else in this Article VII, in the event that the express provisions of the Delaware General Corporation Law relating to indemnification of, or advancement of expenses by the Corporation to, persons eligible for indemnification or advancement of expenses under this Article VII are amended to permit broader indemnification or advancement of expenses, then the Corporation will provide such indemnification and advancement of expenses to the maximum extent permitted by the Delaware General Corporation Law.

Exhibit B-23	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

(k) If this Article VII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each indemnitee of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VII that shall not have been invalidated and to the full extent permitted by applicable law.

(l) Notwithstanding anything else in this Article VII, at any and all times at which the Corporation is subject to the provisions of the California Corporations Code by virtue of the operation of Section 2115 thereof or otherwise, the indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall be in all respects limited by the provisions of the California Corporations Code made applicable by such Section 2115 (or such other provision of California law).

(m) If a determination shall have been made pursuant to paragraph (c) of this Bylaw that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to paragraph (d) of this Bylaw.

(n) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to paragraph (d) of this Bylaw that the procedures and presumptions are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Bylaw.

(o) For purposes of this Bylaw:

(i) “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(ii) “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Bylaw.

ARTICLE VIII.

MISCELLANEOUS

Section 8.01. Seal. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and the year of incorporation.

Section 8.02. Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing or by electronic transmission, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

Section 8.03. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board.

Section 8.04. Amendments. These Bylaws may be altered, amended or repealed at any meeting of the Board or of the stockholders, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board, in a notice given not less than two days prior to the meeting; provided, however, that, in the case of amendments by stockholders, notwithstanding any other provisions of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any

THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT	Exhibit B-24

  EXHIBIT B: AMENDMENTS TO BYLAWS TO DECLASSIFY THE BOARD

particular class or series of the capital stock of the Corporation required by law, the Certificate of Incorporation or these Bylaws, the affirmative vote of the holders of at least 80% of the total voting power of all the then outstanding shares of Voting Stock of the Corporation, voting together as a single class, shall be required to alter, amend or repeal this Section 8.04 or any provision of Sections 2.06, 2.10, 3.02, 3.05 and 3.06 of these Bylaws.

Section 8.05. Voting Stock. Unless otherwise provided by resolution adopted by the Board, the Chairman of the Board, the Chief Executive Officer, the President or any Managing Director may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in any manner permitted under applicable law, in the name of the Corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consents, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such proxies or other instruments as he or she may deem necessary or proper. Any of the rights set forth in this Section 8.05 which may be delegated to an attorney or agent may also be exercised directly by the Chairman of the Board, the Chief Executive Officer, the President or any Managing Director.

Exhibit B-25	THE CHARLES SCHWAB CORPORATION 2026 PROXY STATEMENT

Since day one, we’ve set out to challenge the status quo, looking for ways to offer our clients more value and a better experience. We’re confident our approach can help people take ownership of their financial futures.

We believe in the power of investing, which helps turn earners into owners. Investing can be truly transformative when investors actively engage and when they work collaboratively with the right financial provider.

We are champions of investors and those who serve them. We look at the world through our clients’ eyes and keep that perspective at the heart of everything we do.

We offer investors a contemporary, full-service approach to build and manage their wealth. We help investors either directly as Schwab clients or through one of the thousands of independent advisors and employers we serve.

This is how we help investors, advisors, employers, and employees take ownership of their futures.

The Charles Schwab Corporation 3000 Schwab Way, Westlake, TX 76262 (817) 859-5000 Schwab.com | AboutSchwab.com	facebook.com/CharlesSchwab instagram.com/CharlesSchwab linkedin.com/company/Charles-Schwab x.com/CharlesSchwab youtube.com/@CharlesSchwab

Printed on recycled paper. ©2026 The Charles Schwab Corporation. All rights reserved. LGL13902-27 (03/26) 00320486

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

P.O. BOX 8016, CARY, NC 27512-9903

The Charles Schwab Corporation	Internet: www.proxypush.com/SCHW • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
Annual Meeting of Stockholders

For Stockholders of Record as of March 23, 2026

Thursday, May 21, 2026 11:00 AM, Central Time

Annual meeting will be held virtually via the internet - please visit

www.proxydocs.com/SCHW for more details.

Phone: 1-866-485-0358 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions
YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:00 AM, Central Time, May 21, 2026.	Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/SCHW

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Charles R. Schwab, Walter W. Bettinger II and Peter J. Morgan III (the “Named Proxies”), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of The Charles Schwab Corporation that the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

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The Charles Schwab Corporation Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of directors for three-year terms:
		FOR	AGAINST	ABSTAIN
	1.01 Marianne C. Brown				FOR

	1.02 Frank C. Herringer				FOR

	1.03 Richard A. Wurster				FOR

	1.04 Carolyn Schwab-Pomerantz				FOR

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2026				FOR

3.	Advisory approval of named executive officer compensation				FOR

4.	Approval of Amendments to the Certificate of Incorporation and Bylaws to declassify the Board of Directors				FOR

Note: Consider any other business properly coming before the meeting.

You must register to attend the meeting online and/or participate at www.proxydocs.com/SCHW

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date